UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14A-101)
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)
Filed by Registrant	☑

Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☑	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to Section 240.14a-12.
FIRST AMERICAN INVESTMENT FUNDS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT NOTICE TO STOCKHOLDERS

November 10, 2010

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	You are a stockholder of one or more series (each a “Fund” and, collectively, the “Funds”) of First American Investment Funds, Inc. (the “Company”). FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), serves as investment adviser and administrator to each Fund. On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates whereby NAM will acquire a portion of the asset management business of FAF (the “Transaction”). The acquired business includes the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors of the Company (the “Board”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds.

Q.	What proposals are stockholders being asked to consider?

A.	You are being asked to approve a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and a new sub-advisory agreement for each Fund between NAM and a wholly-owned subsidiary of NAM formed in anticipation of an internal restructuring (the “NAM Sub-Advisory Agreement”). NAM will enter into this sub-advisory agreement at the later of the closing of the internal restructuring or the closing of the Transaction. If you are a shareholder of the International Fund or the International Select Fund, you are also being asked to approve a new sub-advisory agreement between NAM and your Fund’s current sub-advisor (each a “New International Sub-Advisory Agreement”). You also are being asked to consider the election of a new Board.

Q.	How will the Transaction affect me as a Fund stockholder?

A.	Your Fund will be integrated into the Nuveen family of funds and be rebranded as a Nuveen Fund. Upon the closing of the Transaction, NAM will not only serve as investment adviser to the Funds, but will also provide many related services such as administration, marketing and distribution, and shareholder services. Shortly after closing of the Transaction, you will have access to all of the investment choices and all of the shareholder services available to Nuveen shareholders. The investment objective of your Fund and its principal investment strategies will not change as a result of the Transaction. Except for the tax free bond funds, the portfolio managers for each Fund in place immediately prior to the Transaction are expected to remain the same.

The Board, FAF and NAM believe that the Transaction may benefit each Fund’s stockholders in a number of ways, including: the potential for lower investment management fees as assets increase as a result of management fee breakpoints, lower overall fund expenses as the Funds realize economies of scale from being part of a larger fund complex, expanded investment choices within the fund complex and affiliation with a well-recognized fund sponsor.

Q.	How does the proposed New Advisory Agreement differ from the current agreement?

A.	While the investment advisory services to be provided under the proposed New Advisory Agreement are similar to those under the current investment advisory agreement between the Company and FAF (the “Current Advisory Agreement”), there are some differences in the terms of the Agreements. One important difference is that the fee rate under the New Advisory Agreement will be comprised of a fund-level fee rate and a complex-wide level fee rate, both of which include breakpoints, while the Current Advisory Agreement only charges a fund-level fee rate which, in most cases, does not include breakpoints. Another

1

important difference is that the services provided by NAM under the New Advisory Agreement include certain administrative services, whereas under the current structure, these administrative services and certain additional services are provided pursuant to a separate administrative agreement between the Funds and FAF (the “Current Administrative Agreement”) and administrative fees are paid by the Funds separately from advisory fees. Accordingly, the fee rates paid under the New Advisory Agreement are higher for most Funds than the fee rates paid under the Current Advisory Agreement because the services to be provided under the New Advisory Agreement are more extensive than those provided under the Current Advisory Agreement. The maximum fee rates payable under the New Advisory Agreement are lower than the total fees payable under the Current Advisory Agreement and the Current Administrative Agreement, in the aggregate. However, certain services provided to the Funds under the Current Administrative Agreement, including certain accounting services, will not be provided to the Funds under the New Advisory Agreement and will be delegated to other service providers. In addition, certain fees paid by FAF under the Current Administrative Agreement, including certain networking and sub-transfer agency fees, will not be paid by NAM under the New Advisory Agreement and will be paid for directly by the Funds.

Your Fund will be integrated into the Nuveen family of funds and will adopt the fee and expense structure of the Nuveen Funds. Although Nuveen has not contractually committed to implement expense caps for certain Funds, the Nuveen fee and expense structure is expected to result in the same or lower net expenses immediately following the Transaction, assuming the Funds’ net assets at the time of the closing of the Transaction are no lower than their June 30, 2010 level, adjusted to reflect a decrease in net assets (where applicable) from redemptions by the U.S. Bank 401(k) Plan that are expected to occur prior to the closing of the Transaction. However, for certain Funds, gross expenses may be higher following the Transaction. Please review the detailed information with respect to your Fund in the enclosed Proxy Statement.

Comparisons of certain provisions of the New Advisory Agreement and the Current Advisory Agreement are included in the enclosed Proxy Statement and a form of the New Advisory Agreement is included as an appendix.

Q.	How do the proposed New International Sub-Advisory Agreements differ from the current agreements?

A.	The terms of the New International Sub-Advisory Agreements are identical in all material respects to those of the current sub-advisory agreements between FAF and each sub-advisor for the International Fund and International Select Fund (the “Current International Sub-Advisory Agreements”), except for their dates of effectiveness and term. The fee rates payable by NAM to each sub-advisor under the New International Sub-Advisory Agreements are identical to those paid by FAF under the Current International Sub-Advisory Agreements.

Comparisons of certain provisions of the New International Sub-Advisory Agreements and the Current International Sub-Advisory Agreements are included in the enclosed Proxy Statement and forms of the New International Sub-Advisory Agreements are included as appendices.

Q.	Who are being nominated to serve as directors?

A.	There are ten nominees, one of whom currently serves on the Board. The other nine nominees currently serve as directors or trustees to various Nuveen funds and were recommended by the current Board to serve upon the closing of the Transaction. It is expected that the current member of the Board who is being nominated will join the boards of other Nuveen Funds. The proposed use of a single board for all funds in the Nuveen family of funds is expected to result in enhanced supervision, administrative efficiencies and cost savings.

Q.	What happens if the proposals are not approved?

A.	The closing of the Transaction is subject to the satisfaction or waiver of customary conditions. If the closing conditions are not satisfied or waived, the Transaction will not close. If the Transaction does not close, none of the proposals in the enclosed Proxy Statement will take effect and the current Board will continue to serve and will take such actions as it deems in the best interest of the Funds.

2

If the Transaction closes but the stockholders of a specific Fund have not approved a New Advisory Agreement, the then current Board will take such actions as it deems in the best interest of the Fund, which may include terminating the Current Advisory Agreement and entering into an interim investment advisory agreement with NAM.

Q.	How does my Fund’s Board recommend that I vote?

A.	The Board recommends that you vote FOR the approval of the New Advisory Agreement and NAM Sub-Advisory Agreement, FOR the approval of any New International Sub-Advisory Agreement, if applicable, and FOR the election of the nominees as listed in the enclosed Proxy Statement.

Q.	Who will pay for the proxy solicitation?

A.	The expenses associated with the proxy materials, including the preparation, printing and mailing of the enclosed proxy cards, the accompanying notice and proxy statement, will not be borne by any Fund. NAM and U.S. Bank will share any costs associated with the preparation, printing and mailing of the proxy statement, solicitation of proxy votes and the costs of holding the stockholder meetings.

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call The Altman Group, your Fund’s proxy solicitor, at (800) 317-8033. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from The Altman Group to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important and in the best interests of the Funds. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

3

800 NICOLLET MALL
MINNEAPOLIS, MINNESOTA 55402
(800) 677-3863

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
DECEMBER 17, 2010

November 10, 2010

First American Investment Funds, Inc.

California Tax Free Fund
Colorado Tax Free Fund
Core Bond Fund
Equity Income Fund
Equity Index Fund
Global Infrastructure Fund
High Income Bond Fund
Inflation Protected Securities Fund
Intermediate Government Bond Fund
Intermediate Tax Free Fund
Intermediate Term Bond Fund
International Fund
International Select Fund
Large Cap Growth Opportunities Fund
Large Cap Select Fund
Large Cap Value Fund
Mid Cap Growth Opportunities Fund
Mid Cap Index Fund
Mid Cap Select Fund
Mid Cap Value Fund
Minnesota Intermediate Tax Free Fund
Minnesota Tax Free Fund
Missouri Tax Free Fund
Nebraska Tax Free Fund
Ohio Tax Free Fund
Oregon Intermediate Tax Free Fund
Quantitative Large Cap Core Fund
Real Estate Securities Fund
Short Tax Free Fund
Short Term Bond Fund
Small Cap Growth Opportunities Fund
Small Cap Index Fund
Small Cap Select Fund
Small Cap Value Fund
Tactical Market Opportunities Fund
Tax Free Fund
Total Return Bond Fund

(each a “Fund,” and collectively, the “Funds”)

To the Stockholders of the Above Funds:

Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of the Funds listed above will be held at the offices of FAF Advisors, Inc., 800 Nicollet Mall, 3rd Floor — Training Room A, Minneapolis, MN 55402, on December 17, 2010 at 11:00 a.m. central time, for the following purposes:

Matters to Be Voted on by Stockholders:

1. For each Fund, to approve an investment advisory agreement with Nuveen Asset Management and an investment sub-advisory agreement between Nuveen Asset Management and Nuveen Asset Management, LLC.

2. For the International Fund and International Select Fund only, to approve sub-advisory agreements between Nuveen Asset Management and each Fund’s current sub-advisors.

3. For each Fund, to elect ten directors to the Board of Directors to serve upon the closing of the Transaction.

4. To transact such other business as may properly come before the Special Meeting.

Stockholders of record at the close of business on October 25, 2010 are entitled to notice of and to vote at the Special Meeting.

All stockholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether you plan to attend the Special Meeting. You may vote by mail, telephone or over the Internet. To vote

1

by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Thomas S. Schreier, Jr.
President

2

800 NICOLLET MALL
MINNEAPOLIS, MINNESOTA 55402
(800) 677-3863

PROXY STATEMENT

November 10, 2010

This Proxy Statement is first being mailed to stockholders on or about November 12, 2010.

First American Investment Funds, Inc.

California Tax Free Fund
Colorado Tax Free Fund
Core Bond Fund
Equity Income Fund
Equity Index Fund
Global Infrastructure Fund
High Income Bond Fund
Inflation Protected Securities Fund
Intermediate Government Bond Fund
Intermediate Tax Free Fund
Intermediate Term Bond Fund
International Fund
International Select Fund
Large Cap Growth Opportunities Fund
Large Cap Select Fund
Large Cap Value Fund
Mid Cap Growth Opportunities Fund
Mid Cap Index Fund
Mid Cap Select Fund
Mid Cap Value Fund
Minnesota Intermediate Tax Free Fund
Minnesota Tax Free Fund
Missouri Tax Free Fund
Nebraska Tax Free Fund
Ohio Tax Free Fund
Oregon Intermediate Tax Free Fund
Quantitative Large Cap Core Fund
Real Estate Securities Fund
Short Tax Free Fund
Short Term Bond Fund
Small Cap Growth Opportunities Fund
Small Cap Index Fund
Small Cap Select Fund
Small Cap Value Fund
Tactical Market Opportunities Fund
Tax Free Fund
Total Return Bond Fund

(each a “Fund,” and collectively, the “Funds”)

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of First American Investment Funds, Inc. (the “Company”), a Maryland corporation, on behalf of each Fund, of proxies to be voted at a special meeting of stockholders (the “Special Meeting”) to be held at the offices of FAF Advisors, Inc., 800 Nicollet Mall, 3rd Floor — Training Room A, Minneapolis, MN 55402, on December 17, 2010 at 11:00 a.m. central time, and at any and all adjournments thereof.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or as otherwise provided. Unless instructions to the contrary are marked, properly executed proxies will be voted “FOR” the approval of the New Advisory Agreement (as defined below) and NAM Sub-Advisory Agreement (as defined below), “FOR” the approval of the New International Sub-Advisory Agreements (as defined below), if applicable, and “FOR” the election of the Director Nominees (as defined below). Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Company at the address indicated above, by voting again using your original proxy card or through the Internet or toll-free telephone call, or by voting in person at the Special Meeting.

Those persons who were stockholders of record at the close of business on October 25, 2010 (the “Record Date”) will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. The following table lists the number of shares of each Fund issued and outstanding as of the Record Date.

Outstanding
Fund	Shares

California Tax Free Fund	9,924,648.814
Colorado Tax Free Fund	6,530,602.272
Core Bond Fund	114,199,123.073
Equity Income Fund	65,924,582.032
Equity Index Fund	41,889,825.600
Global Infrastructure Fund	16,215,587.904
High Income Bond Fund	51,643,126.266
Inflation Protected Securities Fund	18,443,937.919
Intermediate Government Bond Fund	19,670,901.685
Intermediate Tax Free Fund	74,348,647.539
Intermediate Term Bond Fund	75,903,695.417
International Fund	58,191,556.466
International Select Fund	89,497,795.988
Large Cap Growth Opportunities Fund	19,980,777.087
Large Cap Select Fund	11,548,668.299
Large Cap Value Fund	23,885,353.276
Mid Cap Growth Opportunities Fund	33,677,175.299
Mid Cap Index Fund	22,384,832.713
Mid Cap Select Fund	4,152,316.050
Mid Cap Value Fund	26,190,918.981
Minnesota Intermediate Tax Free Fund	24,198,264.310
Minnesota Tax Free Fund	15,768,026.512
Missouri Tax Free Fund	14,159,592.206
Nebraska Tax Free Fund	4,157,055.590
Ohio Tax Free Fund	6,320,482.214
Oregon Intermediate Tax Free Fund	16,540,395.492
Quantitative Large Cap Core Fund	9,988,334.668
Real Estate Securities Fund	135,896,997.355
Short Tax Free Fund	31,908,282.981
Short Term Bond Fund	79,230,226.719
Small Cap Growth Opportunities Fund	9,275,891.768
Small Cap Index Fund	6,717,298.302
Small Cap Select Fund	64,222,374.998
Small Cap Value Fund	20,798,789.541
Tactical Market Opportunities Fund	2,571,102.051
Tax Free Fund	48,809,587.541
Total Return Bond Fund	68,318,222.711

Summary of Proposals and Funds Affected

The following chart specifies the Funds whose stockholders will be entitled to vote at the Special Meeting on each of the proposals being presented for stockholder consideration. The proposals are set forth in the Notice of Special Meeting and are discussed in detail in this Proxy Statement.

Proposal	Affected Funds	Page Number

Proposal 1: To approve an investment advisory agreement with Nuveen Asset Management and an investment sub-advisory agreement between Nuveen Asset Management and Nuveen Asset Management, LLC.	Each Fund, voting separately.	5

Proposal 2: To approve a sub-advisory agreement between Nuveen Asset Management and each Fund’s current sub-advisors.	International Fund International Select Fund In each case, voting separately.	38

Proposal 3: To elect ten directors to the Board of Directors.	All Funds, voting together.	42

Proposal 4: To transact such other business as may properly come before the Special Meeting.	Each Fund, voting separately.

Background

FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), serves as investment adviser and administrator to each Fund. On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement (the “Asset Purchase Agreement”) with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM will acquire a portion of the asset management business of FAF (the “Transaction”). The consideration payable under the Asset Purchase Agreement consists of a cash payment payable at the closing date in the amount of eighty million dollars ($80,000,000), subject to certain closing adjustments. In addition, U.S. Bank will receive a 9.5% equity interest in NAM’s ultimate parent company. The acquired business includes the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors of the Funds (the “Board”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds. The Board also considered a proposal in connection with an internal restructuring of NAM, for Nuveen Asset Management, LLC (“NAM LLC”), a wholly-owned subsidiary of NAM formed in anticipation of the restructuring, to serve as sub-advisor for each Fund.

The Board has approved, and you are being asked to approve, a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and an investment sub-advisory agreement between NAM and NAM LLC (the “NAM Sub-Advisory Agreement”). For the International Fund and the International Select Fund, you are being asked to approve new sub-advisory agreements between NAM and such Funds’ current sub-advisors (each, a “New International Sub-Advisory Agreement”). You also are being asked to consider the election of ten nominees (the “Director Nominees”) to the Board, one of whom currently serves on the Board. The other nine Director Nominees currently serve as trustees or directors of various registered investment companies sponsored by Nuveen (the “Nuveen Funds”) and were recommended by the current Board to serve upon the consummation of the Transaction.

The Transaction is expected to close during the fourth quarter of 2010 and is subject to the satisfaction or waiver of customary conditions, including FAF maintaining a specified percentage of its revenues between signing and closing, which will be largely impacted by whether the proposed New Advisory Agreement for the Funds and new advisory agreements for other funds advised by FAF are approved.

As part of the Transaction, it is expected that substantially all investment professionals employed by FAF whose employment responsibilities relate primarily to the acquired business will be offered employment by NAM or NAM LLC. The portfolio managers for each Fund employed by FAF (with the exception of the tax free bond funds) in place immediately prior to the Transaction are expected to remain the same after the Transaction.

The New Advisory Agreement, the New International Sub-Advisory Agreements and the election of the Director Nominees, if approved, will take effect as of the closing of the Transaction. The NAM Sub-Advisory Agreement, if approved, will take effect at the later of the internal restructuring or the closing of the Transaction.

Section 15(f)

The Board has been advised that, in connection with carrying out the Transaction, the parties to the Asset Purchase Agreement are obligated to use their best efforts to ensure reliance on Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), which provides a safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act ), to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are met.

First, for a period of not less than three years after the closing of the Transaction, the Asset Purchase Agreement provides that no more than 25% of the members of the Board shall be “interested persons” of Nuveen, FAF or their affiliates. Second, for a period of not less than two years following the closing of the Transaction, the Asset Purchase Agreement provides that Nuveen and its affiliates shall not impose any “unfair burden” on any Fund as a result of the Transaction. An “unfair burden” would include any arrangement whereby an adviser, or any “interested person” of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Funds or their stockholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Funds (other than bona fide ordinary compensation as principal underwriter for a Fund).

Consistent with the parties’ reliance on Section 15(f), NAM has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction. In addition, as of the closing of the Transaction, at least 75% of the members of the then current board of directors of the Company will not be “interested persons” of Nuveen, FAF or their affiliates.

Other

The Board has also approved (i) Nuveen Investments, LLC to serve as distributor of the Funds following the closing of the Transaction, (ii) U.S. Bank to continue to serve as custodian of the Funds, and (iii) U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, to continue to provide transfer agent and fund accounting/administrative services to the Funds. The Asset Purchase Agreement provides that for a specified period following the closing of the Transaction, subject to its fiduciary duty and the ongoing ability of U.S. Bank and its affiliates to provide services at competitive rates and levels of service, NAM agrees to recommend the continuation, extension or renewal of contracts with U.S. Bank and its affiliates to provide custody, transfer agency and fund accounting/administrative services to the Funds. The Asset Purchase Agreement also provides that, subject to the ability to obtain services at competitive rates and levels of service, NAM agrees to recommend the continued use of U.S. Bank or an affiliate to act as securities lending agent for all funds for which U.S. Bank serves as custodian, including the Funds.

As soon as practicable following the closing of the Transaction, it is expected that the Company will change its name to Nuveen Investment Funds, Inc. and the following Fund names are expected to change.

Current Fund Name	New Fund Name

Minnesota Tax Free Fund	Minnesota Municipal Bond Fund
Minnesota Intermediate Tax Free Fund	Minnesota Intermediate Municipal Bond Fund
Nebraska Tax Free Fund	Nebraska Municipal Bond Fund
Oregon Intermediate Tax Free Fund	Oregon Intermediate Municipal Bond Fund

PROPOSAL 1:

APPROVAL OF INVESTMENT ADVISORY
AGREEMENT AND NAM SUB-ADVISORY AGREEMENT

Introduction

At the Special Meeting, stockholders of each Fund will be asked to approve a New Advisory Agreement for the Fund with NAM. A comparison of the proposed New Advisory Agreement and the current investment advisory agreement between the Company and FAF (the “Current Advisory Agreement”) is included below. The date of the Current Advisory Agreement applicable to each Fund, the date on which it was last submitted for approval by stockholders and the date on which it was last approved by the Board are provided in Exhibit A. In addition, the table set forth in Exhibit B lists other funds registered under the 1940 Act with similar investment objectives and policies to the Funds that are advised or sub-advised by NAM, the net assets of those funds and the management/sub-advisory fee rates payable to NAM. As part of the proposal to approve a New Advisory Agreement for each Fund, stockholders also will be asked to approve the NAM Sub-Advisory Agreement between NAM and NAM LLC that will take effect at the later of the completion of an internal restructuring of NAM or the closing of the Transaction. A description of the internal restructuring and the terms of the NAM Sub-Advisory Agreement are included below. Forms of the New Advisory Agreement and NAM Sub-Advisory Agreement are attached hereto as Appendix A and Appendix B, respectively.

The New Advisory Agreement will take effect as of the closing of the Transaction. If the Transaction closes and the stockholders of a Fund have not approved a New Advisory Agreement for that Fund, the Board will take such actions as it deems in the best interest of the Fund, which may include terminating the Current Advisory Agreement and entering into an interim investment advisory agreement with NAM.

The New Advisory Agreement

While the terms of the New Advisory Agreement are similar to those of the Current Advisory Agreement, there are some important differences. The New Advisory Agreement is intended to standardize the terms of the Funds’ investment management agreements with the agreements currently used by the Nuveen Funds. Despite the differences in contractual terms described below, the advisory services to be provided under the New Advisory Agreement are expected to be substantially similar to those provided under the Current Advisory Agreement.

One important difference between the Current Advisory Agreement and the New Advisory Agreement is that the fee rate under the New Advisory Agreement is comprised of a fund-level fee rate and a complex-wide level fee rate, both of which include breakpoints, while the Current Advisory Agreement only charges a fund-level fee rate which, in most cases, does not include breakpoints. Because the advisory fee rate is based in part on complex-wide asset levels, the advisory fee rates of the Funds may increase in the future if complex-wide assets were to decrease. Complex-wide assets may fluctuate due to a variety of factors including fluctuations in the market value of portfolio assets of other funds in the Nuveen complex, increases or decreases in the amounts of outstanding leverage of closed-end funds, or liquidations of other funds in the complex.

Another important difference between the Current Advisory Agreement and the New Advisory Agreement is that the services provided by NAM to each Fund under the New Advisory Agreement include certain administrative services, whereas, under the current structure, these administrative services and certain additional services are provided pursuant to a separate administrative agreement with FAF (the “Current Administrative Agreement”) and administrative fees are paid by the Funds separately from advisory fees. Accordingly, the fee rates paid under the New Advisory Agreement are higher for most Funds than the fee rates under the Current Advisory Agreement because the services to be provided under the New Advisory Agreement are more extensive than those provided under the Current Advisory Agreement. The maximum fee rates payable under the New Advisory Agreement are lower than the total amount of fees payable under both the Current Advisory Agreement and the Current Administrative Agreement in the aggregate. However, certain services provided to the Funds under the Current Administrative Agreement, including certain accounting services, will not be provided to the Funds under the New Advisory Agreement and will be delegated to other service providers. In addition, certain fees paid by FAF under the Current Administrative Agreement, including certain networking and sub-transfer agency fees, will not be paid by NAM under the New Advisory Agreement and will be paid directly by the Funds.

Due to the greater economies of scale of the Nuveen complex and the commitments discussed below, except as described below, it is expected that the gross annual expense ratio for most Funds will be the same or lower immediately following the Transaction based on the assumptions below. However, the gross expense ratio is expected to be higher for the following Funds immediately following the closing of the Transaction: Large Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Real Estate Securities Fund, Small Cap Select Fund and Small Cap Value Fund. Nevertheless, as a result of the commitments discussed below, it is expected that immediately following the closing of the Transaction, the net expense ratio of each Fund will be the same or lower than the Fund’s net expense ratio as of June 30, 2010, adjusted (where applicable) to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction (the “Adjusted June 30 Expense Ratio”), assuming the Fund’s net assets at the time of the closing of the Transaction are no lower than their adjusted June 30 level. The anticipated redemptions by the U.S. Bank 401(k) Plan are unrelated to the Transaction.

Except as described in the following paragraph, NAM has committed that it will maintain all current expense caps through December 31, 2011. In addition, except as noted in the following paragraph, NAM has agreed during the two-year period following the closing of the Transaction (the “Closing Period”) to waive fees or reimburse expenses to the extent necessary to keep net management fees from exceeding the Proposed Net Management Fees (as defined below), unless a decrease in fee waivers or expense reimbursements would not cause a Fund’s Class Y share net expense ratio to exceed its Class Y share Adjusted June 30 Expense Ratio. Proposed Net Management Fees are the contractual fees under the New Advisory Agreement based on Fund and Nuveen complex assets as of June 30, 2010, adjusted to reflect a decrease in net assets (where applicable) from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to closing of the Transaction, minus any proposed fee waivers and expense reimbursements.

For the California, Colorado, Nebraska and Ohio Tax-Free Funds, NAM will maintain current expense caps through their currently scheduled termination on June 30, 2011. In addition, NAM will waive fees and reimburse expenses for such Funds until December 31, 2011 in order to maintain Class Y share expenses at current expense caps plus 0.20%. For the remainder of the Closing Period, NAM will waive fees or reimburse expenses to the extent necessary to keep net management fees from exceeding Proposed Net Management Fees plus 0.20%, unless a decrease in fee waivers or expense reimbursements would not cause a Fund’s Class Y share net expense ratio to exceed its Class Y share Adjusted June 30 Expense Ratio plus 0.20%.

Information about NAM

NAM is a wholly-owned subsidiary of Nuveen. Nuveen is a wholly-owned subsidiary of Windy City Investment Holdings, L.L.C. (“Windy City”), a limited liability company formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds. In addition, Bank of America Corporation (“BAC”), through one or more of its wholly-owned subsidiaries, holds an approximate 32% interest in Windy City’s non-voting equity. Nuveen had approximately $150 billion of assets under management as of June 30, 2010. In connection with the Transaction, U.S. Bank will acquire a 9.5% ownership interest in Windy City.

The principal business address of NAM, Nuveen and each director and/or principal executive officer of NAM is 333 West Wacker Drive, Chicago, IL 60606. The names and principal occupations of the directors and/or officers of Nuveen are set forth in Exhibit D. The principal business address of MDP and BAC are 70 West Madison Street, Chicago, IL 60602 and 100 North Tryon Street, Charlotte, NC 28255, respectively.

Comparison of the Current Advisory Agreement to the New Advisory Agreement

Set forth below is a general description of certain terms of the New Advisory Agreement and a general comparison of those terms to the terms of the Current Advisory Agreement. The following discussion of the similarities and differences between the New Advisory Agreement and the Current Advisory Agreement is qualified in its entirety by reference to the actual terms of the New Advisory Agreement, the form of which is included in Appendix A. You are encouraged to review Appendix A for the complete terms of the New Advisory Agreement.

Investment Advisory Services.  The investment advisory services to be provided by NAM to the Funds under the New Advisory Agreement generally are similar to the investment advisory services provided by FAF to the Funds under the Current Advisory Agreement. The Current Advisory Agreement provides that, subject to the supervision of the Board, FAF will manage the investment of the assets of the Funds. The New Advisory Agreement similarly provides that, subject to the supervision of the Board, NAM will manage the investment and reinvestment of the assets of the Funds.

The Current Advisory Agreement and the New Advisory Agreement authorize the adviser to select brokers and place orders for securities and utilize an affiliate of the adviser as a broker, subject to the supervision of the Board and provided that all brokerage transactions and procedures are in accordance with all applicable laws and regulations. Additionally, both the Current Advisory Agreement and the New Advisory Agreement require the adviser to make certain reports to the Board, including any reports with regard to placement of securities transactions for the Funds.

The Current Advisory Agreement contains a provision permitting FAF, subject to the approval by the Board, to enter into investment sub-advisory agreements with one or more sub-advisors with respect to any Fund. The Current Advisory Agreement requires that any such sub-advisor be registered under the Investment Advisers Act of 1940, and that FAF oversee and supervise each sub-advisor and make recommendations to the Board regarding the hiring, retention, and termination of such sub-advisors. Similarly, the New Advisory Agreement authorizes NAM to retain one or more sub-advisors, subject to the approval by the Board in accordance with the requirements of Section 15 of the 1940 Act. FAF currently retains sub-advisors to perform sub-advisory services with respect to the International Fund and International Select Fund, and NAM intends to retain the sub-advisors currently in place.

As discussed above, one important difference between the Current Advisory Agreement and the New Advisory Agreement is that the services provided by NAM to each Fund under the New Advisory Agreement include certain administrative services. Under the current structure, administrative services are provided separately pursuant to the Current Administrative Agreement between the Funds and FAF.

Fees and Expenses.  The fee structure of the Funds will reflect the fee and expense structure of the Nuveen Funds, which differs from the current fee and expense structure. The differences are as follows:

•	NAM provides advisory and certain administrative services pursuant to a single agreement and a single fee, while FAF provides advisory and administrative services pursuant to separate agreements and separate fees;

•	Under the new fee structure, certain expenses that are currently covered through the administrative fee will not be covered through the new advisory fee, but will be paid directly by the Funds;

•	The new management fee schedule is comprised of a fund-level fee rate and a complex-wide fee rate, while the current management fee schedule is only comprised of a fund-level fee rate; and

•	The new management fee schedule includes fund-level and complex-level breakpoints, while the current fee schedules generally do not include breakpoints.

Under the Current Advisory Agreement, each Fund pays FAF a fee at the annual rate shown below as a percentage of average daily net assets.

Current Management
Fund	Fee Rate

California Tax Free Fund	0.50%
Colorado Tax Free Fund	0.50%
Core Bond Fund	0.50%

Current Management
Fund	Fee Rate

Equity Income Fund*	0.65%
Equity Index Fund	0.25%
Global Infrastructure Fund	0.90%
High Income Bond Fund	0.70%
Inflation Protected Securities Fund	0.50%
Intermediate Government Bond Fund	0.50%
Intermediate Tax Free Fund	0.50%
Intermediate Term Bond Fund	0.50%
International Fund	1.00%
International Select Fund	1.00%
Large Cap Growth Opportunities Fund*	0.65%
Large Cap Select Fund*	0.65%
Large Cap Value Fund*	0.65%
Mid Cap Growth Opportunities Fund	0.70%
Mid Cap Index Fund	0.25%
Mid Cap Select Fund	0.70%
Mid Cap Value Fund	0.70%
Minnesota Intermediate Tax Free Fund	0.50%
Minnesota Tax Free Fund	0.50%
Missouri Tax Free Fund	0.50%
Nebraska Tax Free Fund	0.50%
Ohio Tax Free Fund	0.50%
Oregon Intermediate Tax Free Fund	0.50%
Quantitative Large Cap Core Fund	0.30%
Real Estate Securities Fund	0.70%
Short Tax Free Fund	0.50%
Short Term Bond Fund	0.50%
Small Cap Growth Opportunities Fund	1.00%
Small Cap Index Fund	0.40%
Small Cap Select Fund	0.70%
Small Cap Value Fund	0.70%
Tactical Market Opportunities Fund	0.75%
Tax Free Fund	0.50%
Total Return Bond Fund	0.60%

*	The Current Advisory Agreement provides for a breakpoint schedule with respect to each of Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, and Equity Income Fund. The advisory fee paid separately by each of these Funds is based on an annual rate of 0.65% for the first $3 billion of each Fund’s average daily net assets; 0.625% for average daily net assets in excess of $3 billion up to $5 billion; and 0.60% for average daily net assets in excess of $5 billion.

In addition, under the Current Administrative Agreement, each Fund pays FAF a fee at the annual rates set forth below, which is calculated daily and paid monthly by applying the annual effective rate to the aggregate daily net assets of all of the open-end mutual funds advised by FAF, other than the series of First American Strategy Funds, Inc. (“Complex-Wide Assets”), and then allocating to each Fund its proportionate share.

Complex-Wide Assets	Annual Effective Rate at
Breakpoint Level	Breakpoint Level (%)

First $8 billion	0.250
Next $17 billion	0.235
Next $25 billion	0.220
Over $50 billion	0.200

Under the New Advisory Agreement, each Fund will pay NAM, on the first business day of the next succeeding calendar month, a fee at a rate equal to the sum of a fund-level fee rate and a complex-level fee rate. As discussed above, because NAM also will provide certain administrative services under the New Advisory Agreement, the fee rates paid under the New Advisory Agreement generally are higher than the advisory fees under the Current Advisory Agreement shown above because they include the bundled advisory fee and administrative fee. As discussed on page 6, immediately following the closing of the Transaction, the gross expense ratio of certain Funds is expected to be higher. However, immediately following the Transaction, the net expense ratio of each Fund is expected to be the same or lower than the Fund’s Adjusted June 30 Expense Ratio, assuming the Fund’s net assets at the time of the closing of the Transaction are no lower than their adjusted June 30, 2010 levels.

The tables beginning on page 12 provide a comparison of the annual operating expenses for each Fund as of each Fund’s most recent fiscal period ended June 30, 2010 or April 30, 2010, as applicable, and pro forma fees and expenses as of such date adjusted to reflect a decrease in net assets for some Funds from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to closing of the Transaction and the payment by each Fund under the new expense structure of certain fees and for certain administrative services paid for or provided by FAF under the Current Administrative Agreement.

The fund-level fee rate for each Fund under the New Advisory Agreement is computed by applying the following annual rates to the average daily net assets of the Fund:

						Assets of
	First	Next	Next	Next	Next	$2 Billion
Fund	$125 Million	$125 Million	$250 Million	$500 Million	$1 Billion	or More

California Tax Free Fund	0.45%	0.4375%	0.4250%	0.4125%	0.4000%	0.3750%
Colorado Tax Free Fund	0.45%	0.4375%	0.4250%	0.4125%	0.4000%	0.3750%
Core Bond Fund	0.45%	0.4375%	0.4250%	0.4125%	0.4000%	0.3750%
Equity Income Fund	0.60%	0.5875%	0.5750%	0.5625%	0.5500%	0.5250%
Equity Index Fund	0.10%	0.0875%	0.0750%	0.0625%	0.0500%	0.0250%
Global Infrastructure Fund	0.75%	0.7375%	0.7250%	0.7125%	0.7000%	0.6750%
High Income Bond Fund	0.60%	0.5875%	0.5750%	0.5625%	0.5500%	0.5250%
Inflation Protected Securities Fund	0.45%	0.4375%	0.4250%	0.4125%	0.4000%	0.3750%
Intermediate Government Bond Fund	0.45%	0.4375%	0.4250%	0.4125%	0.4000%	0.3750%
Intermediate Tax Free Fund	0.40%	0.3875%	0.3750%	0.3625%	0.3500%	0.3250%
Intermediate Term Bond Fund	0.45%	0.4375%	0.4250%	0.4125%	0.4000%	0.3750%
International Fund	0.85%	0.8375%	0.8250%	0.8125%	0.8000%	0.7750%
International Select Fund	0.85%	0.8375%	0.8250%	0.8125%	0.8000%	0.7750%
Large Cap Growth Opportunities Fund	0.65%	0.6375%	0.6250%	0.6125%	0.6000%	0.5750%
Large Cap Select Fund	0.55%	0.5375%	0.5250%	0.5125%	0.5000%	0.4750%
Large Cap Value Fund	0.55%	0.5375%	0.5250%	0.5125%	0.5000%	0.4750%
Mid Cap Growth Opportunities Fund	0.70%	0.6875%	0.6750%	0.6625%	0.6500%	0.6250%
Mid Cap Index Fund	0.15%	0.1375%	0.1250%	0.1125%	0.1000%	0.0750%
Mid Cap Select Fund	0.70%	0.6875%	0.6750%	0.6625%	0.6500%	0.6250%
Mid Cap Value Fund	0.70%	0.6875%	0.6750%	0.6625%	0.6500%	0.6250%

						Assets of
	First	Next	Next	Next	Next	$2 Billion
Fund	$125 Million	$125 Million	$250 Million	$500 Million	$1 Billion	or More

Minnesota Intermediate Tax Free Fund	0.35%	0.3375%	0.3250%	0.3125%	0.3000%	0.2750%
Minnesota Tax Free Fund	0.35%	0.3375%	0.3250%	0.3125%	0.3000%	0.2750%
Missouri Tax Free Fund	0.45%	0.4375%	0.4250%	0.4125%	0.4000%	0.3750%
Nebraska Tax Free Fund	0.35%	0.3375%	0.3250%	0.3125%	0.3000%	0.2750%
Ohio Tax Free Fund	0.45%	0.4375%	0.4250%	0.4125%	0.4000%	0.3750%
Oregon Intermediate Tax Free Fund	0.35%	0.3375%	0.3250%	0.3125%	0.3000%	0.2750%
Quantitative Large Cap Core Fund	0.30%	0.2875%	0.2750%	0.2625%	0.2500%	0.2250%
Real Estate Securities Fund	0.70%	0.6875%	0.6750%	0.6625%	0.6500%	0.6250%
Short Tax Free Fund	0.25%	0.2375%	0.2250%	0.2125%	0.2000%	0.1750%
Short Term Bond Fund	0.30%	0.2875%	0.2750%	0.2625%	0.2500%	0.2250%
Small Cap Growth Opportunities Fund	0.80%	0.7875%	0.7750%	0.7625%	0.7500%	0.7250%
Small Cap Index Fund	0.15%	0.1375%	0.1250%	0.1125%	0.1000%	0.0750%
Small Cap Select Fund	0.70%	0.6875%	0.6750%	0.6625%	0.6500%	0.6250%
Small Cap Value Fund	0.70%	0.6875%	0.6750%	0.6625%	0.6500%	0.6250%
Tactical Market Opportunities Fund	0.60%	0.5875%	0.5750%	0.5625%	0.5500%	0.5250%
Tax Free Fund	0.40%	0.3875%	0.3750%	0.3625%	0.3500%	0.3250%
Total Return Bond Fund	0.45%	0.4375%	0.4250%	0.4125%	0.4000%	0.3750%

The complex-level fee rate under the New Advisory Agreement is calculated by reference to the total daily net qualifying assets of all open-end and closed-end Nuveen Funds organized in the United States, excluding assets attributable to certain funds of funds. As of the close of the Transaction, a portion of FAF fund assets ($2 billion) will be considered qualifying assets for purposes of the complex-wide fee schedule. Subsequent growth of FAF fund assets will be deemed qualifying assets for purpose of the schedule. The complex-level fee rate will be calculated pursuant to the following schedule:

Complex-Level Asset	Effective Rate at
Breakpoint Level	Breakpoint Level
($ billion)	(%)

55	0.2000
56	0.1996
57	0.1989
60	0.1961
63	0.1931
66	0.1900
71	0.1851
76	0.1806
80	0.1773
91	0.1691
125	0.1599
200	0.1505
250	0.1469
300	0.1445

As illustrated in the tables above, the New Advisory Agreement includes breakpoints in both the fund-level fee rate and the complex-level fee rate. By contrast, the Current Advisory Agreement only includes breakpoints for the Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, and Equity Income Fund.

Exhibit C shows the contractual management fee and administrative fee paid by each Fund to FAF during each Fund’s most recently completed fiscal year under the Current Advisory Agreement and Current Administrative Agreement compared to the fees that would have been paid to NAM under the New Advisory Agreement.

Expenses.  The Current Advisory Agreement generally provides that FAF will (i) provide each Fund with all necessary office space, personnel and facilities necessary and incident to the performance of its obligations under the Current Advisory Agreement, and (ii) pay or be responsible for payment of all compensation to personnel of each Fund and the officers and directors of each Fund who are affiliated with FAF or any entity which controls, is controlled by or is under common control with FAF. The New Advisory Agreement also generally provides that NAM will be responsible for furnishing, at its expense, office space, facilities and equipment and providing officers and employees to carry out its duties under the New Advisory Agreement.

Limitation on Liability.  The Current Advisory Agreement provides that FAF agrees to indemnify the Company and each Fund with respect to any loss, liability, judgment, cost or penalty which the Fund may directly or indirectly suffer or incur in any way arising out of or in connection with any breach of the Current Advisory Agreement by FAF. Additionally, the Current Advisory Agreement provides that FAF shall be liable to each Fund and its stockholders or former stockholders for any negligence or willful misconduct on the part of FAF or any of its directors, officers, employees, representatives or agents in connection with the responsibilities assumed by it under the Current Advisory Agreement. The New Advisory Agreement provides that NAM shall not be liable for any losses except for losses resulting from willful misfeasance, bad faith, or gross negligence on the part of NAM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the New Advisory Agreement. The New Advisory Agreement does not provide for indemnification to the Funds.

Term, Continuance and Termination.  The Current Advisory Agreement provides that, unless earlier terminated, it will remain in effect for each Fund for a period of two years from the date of its execution. Thereafter, the Current Advisory Agreement provides that it will remain in effect from year to year, but only so long as such continuation is specifically approved in the manner required by the 1940 Act. The New Advisory Agreement provides that, unless earlier terminated, it will remain in effect with respect to each Fund for an initial term as specified therein (which shall not exceed two years). Thereafter, the New Advisory Agreement provides that it will remain in effect from year to year, but only so long as such continuation is approved in the manner required by the 1940 Act. Additionally, as required by law, the New Advisory Agreement and the Current Advisory Agreement provide that they will terminate automatically in the event of an assignment (as defined under the 1940 Act). Both the New Advisory Agreement and the Current Advisory Agreement also provide that they may be terminated at any time with respect to a Fund, without payment of any penalty, by the Board or by the vote of a majority of the outstanding voting securities of the applicable Fund upon at least sixty (60) days’ written notice to the other party. The Current Advisory Agreement also contains a provision regarding modification. The Current Advisory Agreement may be modified by mutual consent, such consent as to any Fund only to be authorized by a majority of the directors who are not parties to the Current Advisory Agreement or “interested persons” (as defined in the 1940 Act) of FAF or of the Fund and the vote of a majority of the outstanding shares of such Fund. Although not specified in the agreement, under applicable law, modification of the New Advisory Agreement would also be subject to the provisions of the 1940 Act.

Governing Law.  The Current Advisory Agreement is governed by Minnesota law. The New Advisory Agreement is governed by Illinois law.

Current and Pro Forma Expense Comparisons

The tables below provide a comparison of each Fund’s current and pro forma expenses. Current expenses represent the actual annual operating expenses for each Fund as of each Fund’s most recent fiscal period ended June 30, 2010 or April 30, 2010, as applicable, adjusted to reflect a decrease in net assets for some Funds from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. Current management fees include fees paid under both the Current Advisory Agreement and the Current Administrative Agreement. Pro forma expenses represent the estimated annual operating expenses for each Fund as of each Fund’s most recent fiscal year ended June 30, 2010 or six-month fiscal period ended April 30,

2010 (annualized), as applicable, under the new fee and expense structure, also adjusted to reflect any decrease in net assets from redemptions by the U.S. Bank 401(k) Plan. Pro forma management fees represent the contractual fund-level and complex-wide level fee rate based on such asset levels. The full breakpoint schedules for the fund-level fees and the complex-wide level fees are shown on pages 9 and 10.

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
California Tax Free Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.72%	0.65%	—	—	0.72%	0.65%	—	—	0.72%	0.65%
Distribution (12b-1) Fees	0.25%	0.20%	—	—	0.65%	0.65%	—	—	0.00%	0.00%
Other Expenses	0.21%	0.10%	—	—	0.21%	0.10%	—	—	0.21%	0.10%

Gross Annual Operating Expenses	1.18%	0.95%	—	—	1.58%	1.40%	—	—	0.93%	0.75%
Less 12b-1 Fee Waiver/ Reimbursement	(0.10)%	(0.05)%	—	—	0.00%	0.00%	—	—	0.00%	0.00%
Less Expense Reimbursement	(0.43)%	(0.05)%	—	—	(0.43)%	(0.05)%	—	—	(0.43)%	(0.05)%

Net Annual Operating Expenses**	0.65%	0.85%	—	—	1.15%	1.35%	—	—	0.50%	0.70%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Colorado Tax Free Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.72%	0.65%	—	—	0.72%	0.65%	—	—	0.72%	0.65%
Distribution (12b-1) Fees	0.25%	0.20%	—	—	0.65%	0.65%	—	—	0.00%	0.00%
Other Expenses	0.32%	0.14%	—	—	0.32%	0.14%	—	—	0.32%	0.14%

Gross Annual Operating Expenses	1.29%	0.99%	—	—	1.69%	1.44%	—	—	1.04%	0.79%
Less Expense Reimbursement	(0.54)%	(0.09)%	—	—	(0.54)%	(0.09)%	—	—	(0.54)%	(0.09)%

Net Annual Operating Expenses**	0.75%	0.90%	—	—	1.15%	1.35%	—	—	0.50%	0.70%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Core Bond Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.72%	0.62%	0.72%	0.62%	0.72%	0.62%	0.72%	0.62%	0.72%	0.62%
Distribution (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.04%	0.08%	0.04%	0.08%	0.04%	0.08%	0.04%	0.08%	0.04%	0.08%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Gross Annual Operating Expenses	1.02%	0.96%	1.77%	1.71%	1.77%	1.71%	1.27%	1.21%	0.77%	0.71%
Less Expense Reimbursement	(0.06)%	0.00%	(0.06)%	0.00%	(0.06)%	0.00%	(0.06)%	0.00%	(0.06)%	0.00%

Net Annual Operating Expenses*	0.96%	0.96%	1.71%	1.71%	1.71%	1.71%	1.21%	1.21%	0.71%	0.71%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Equity Income Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.87%	0.78%	0.87%	0.78%	0.87%	0.78%	0.87%	0.78%	0.87%	0.78%
Distribution (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.07%	0.12%	0.07%	0.12%	0.07%	0.12%	0.07%	0.12%	0.07%	0.12%

Annual Operating Expenses	1.19%	1.15%	1.94%	1.90%	1.94%	1.90%	1.44%	1.40%	0.94%	0.90%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Equity Index Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.47%	0.27%	0.47%	0.27%	0.47%	0.27%	0.47%	0.27%	0.47%	0.27%
Distribution (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.08%	0.15%	0.08%	0.15%	0.08%	0.15%	0.08%	0.15%	0.08%	0.15%

Gross Annual Operating Expenses	0.80%	0.67%	1.55%	1.42%	1.55%	1.42%	1.05%	0.92%	0.55%	0.42%
Less Expense Reimbursement	(0.18)%	(0.05)%	(0.18)%	(0.05)%	(0.18)%	(0.05)%	(0.18)%	(0.05)%	(0.18)%	(0.05)%

Net Annual Operating Expenses*	0.62%	0.62%	1.37%	1.37%	1.37%	1.37%	0.87%	0.87%	0.37%	0.37%

*	NAM has agreed to maintain current expense caps through December 31, 2011.

**	NAM has agreed to waive fees and reimburse expenses until December 31, 2011 in order to maintain Class Y share expenses at current expense caps plus 0.20%. Pro forma net annual operating expenses do not take into account NAM’s commitment to maintain current expense caps in place through June 30, 2011, which expense caps are reflected in current net annual operating expenses.

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Global Infrastructure Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	1.12%	0.95%	—	—	1.12%	0.95%	1.12%	0.95%	1.12%	0.95%
Distribution (12b-1) Fees	0.25%	0.25%	—	—	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.60%	0.62%	—	—	0.60%	0.62%	0.60%	0.62%	0.60%	0.62%

Gross Annual Operating Expenses	1.97%	1.82%	—	—	2.72%	2.57%	2.22%	2.07%	1.72%	1.57%
Less Expense Reimbursement	(0.72)%	(0.57)%	—	—	(0.72)%	(0.57)%	(0.72)%	(0.57)%	(0.72)%	(0.57)%

Net Annual Operating Expenses*	1.25%	1.25%	—	—	2.00%	2.00%	1.50%	1.50%	1.00%	1.00%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
High Income Bond Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.92%	0.79%	0.92%	0.79%	0.92%	0.79%	0.92%	0.79%	0.92%	0.79%
Distribution (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.10%	0.15%	0.10%	0.15%	0.10%	0.15%	0.10%	0.15%	0.10%	0.15%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%

Gross Annual Operating Expenses	1.31%	1.23%	2.06%	1.98%	2.06%	1.98%	1.56%	1.48%	1.06%	0.98%
Less Expense Reimbursement	(0.17)%	(0.09)%	(0.17)%	(0.09)%	(0.17)%	(0.09)%	(0.17)%	(0.09)%	(0.17)%	(0.09)%

Net Annual Operating Expenses*	1.14%	1.14%	1.89%	1.89%	1.89%	1.89%	1.39%	1.39%	0.89%	0.89%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Inflation Protected Securities Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.72%	0.64%	—	—	0.72%	0.64%	0.72%	0.64%	0.72%	0.64%
Distribution (12b-1) Fees	0.25%	0.25%	—	—	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.17%	0.21%	—	—	0.17%	0.21%	0.17%	0.21%	0.17%	0.21%
Acquired Fund Fees and Expenses	0.01%	0.01%	—	—	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Gross Annual Operating Expenses	1.15%	1.11%	—	—	1.90%	1.86%	1.40%	1.36%	0.90%	0.86%
Less Expense Reimbursement	(0.29)%	(0.25)%	—	—	(0.29)%	(0.25)%	(0.29)%	(0.25)%	(0.29)%	(0.25)%

Net Annual Operating Expenses*	0.86%	0.86%	—	—	1.61%	1.61%	1.11%	1.11%	0.61%	0.61%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Intermediate Government Bond Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.72%	0.65%	—	—	0.72%	0.65%	0.72%	0.65%	0.72%	0.65%
Distribution (12b-1) Fees	0.25%	0.25%	—	—	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.22%	0.17%	—	—	0.22%	0.17%	0.22%	0.17%	0.22%	0.17%

Gross Annual Operating Expenses	1.19%	1.07%	—	—	1.94%	1.82%	1.44%	1.32%	0.94%	0.82%
Less 12b-1 Fee Waiver/ Reimbursement	(0.10)%	(0.10)%	—	—	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Less Expense Reimbursement	(0.34)%	(0.22)%	—	—	(0.34)%	(0.22)%	(0.34)%	(0.22)%	(0.34)%	(0.22)%

Net Annual Operating Expenses*	0.75%	0.75%	—	—	1.60%	1.60%	1.10%	1.10%	0.60%	0.60%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Intermediate Tax Free Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.72%	0.57%	—	—	0.72%	0.57%	—	—	0.72%	0.57%
Distribution (12b-1) Fees	0.25%	0.20%	—	—	0.65%	0.65%	—	—	0.00%	0.00%
Other Expenses	0.04%	0.06%	—	—	0.04%	0.06%	—	—	0.04%	0.06%
Acquired Fund Fees and Expenses	0.01%	0.01%	—	—	0.01%	0.01%	—	—	0.01%	0.01%

Gross Annual Operating Expenses	1.02%	0.84%	—	—	1.42%	1.29%	—	—	0.77%	0.64%
Less 12b-1 Fee Waiver/ Reimbursement	(0.20)%	(0.08)%	—	—	0.00%	0.00%	—	—	0.00%	0.00%
Less Expense Reimbursement	(0.06)%	0.00%	—	—	(0.06)%	0.00%	—	—	(0.06)%	0.00%

Net Annual Operating Expenses*	0.76%	0.76%	—	—	1.36%	1.29%	—	—	0.71%	0.64%

*	NAM has agreed to maintain current expense caps through December 31, 2011.

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Intermediate Term Bond Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.72%	0.63%	—	—	—	—	—	—	0.72%	0.63%
Distribution (12b-1) Fees	0.25%	0.25%	—	—	—	—	—	—	0.00%	0.00%
Other Expenses	0.04%	0.07%	—	—	—	—	—	—	0.04%	0.07%
Acquired Fund Fees and Expenses	0.01%	0.01%	—	—	—	—	—	—	0.01%	0.01%

Gross Annual Operating Expenses	1.02%	0.96%	—	—	—	—	—	—	0.77%	0.71%
Less 12b-1 Fee Waiver/ Reimbursement	(0.10)%	(0.10)%	—	—	—	—	—	—	0.00%	0.00%
Less Expense Reimbursement	(0.06)%	0.00%	—	—	—	—	—	—	(0.06)%	0.00%

Net Annual Operating Expenses*	0.86%	0.86%	—	—	—	—	—	—	0.71%	0.71%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
International Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	1.22%	1.03%	1.22%	1.03%	1.22%	1.03%	1.22%	1.03%	1.22%	1.03%
Distribution (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.12%	0.13%	0.12%	0.13%	0.12%	0.13%	0.12%	0.13%	0.12%	0.13%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Gross Annual Operating Expenses	1.60%	1.42%	2.35%	2.17%	2.35%	2.17%	1.85%	1.67%	1.35%	1.17%
Less Expense Reimbursement	(0.10)%	0.00%	(0.10)%	0.00%	(0.10)%	0.00%	(0.10)%	0.00%	(0.10)%	0.00%

Net Annual Operating Expenses*	1.50%	1.42%	2.25%	2.17%	2.25%	2.17%	1.75%	1.67%	1.25%	1.17%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
International Select Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	1.22%	1.03%	—	—	1.22%	1.03%	1.22%	1.03%	1.22%	1.03%
Distribution (12b-1) Fees	0.25%	0.25%	—	—	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.17%	0.21%	—	—	0.17%	0.21%	0.17%	0.21%	0.17%	0.21%
Acquired Fund Fees and Expenses	0.02%	0.02%	—	—	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%

Gross Annual Operating Expenses	1.66%	1.51%	—	—	2.41%	2.26%	1.91%	1.76%	1.41%	1.26%
Less Expense Reimbursement	(0.15)%	0.00%	—	—	(0.15)%	0.00%	(0.15)%	0.00%	(0.15)%	0.00%

Net Annual Operating Expenses*	1.51%	1.51%	—	—	2.26%	2.26%	1.76%	1.76%	1.26%	1.26%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Large Cap Growth Opportunities Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.87%	0.83%	0.87%	0.83%	0.87%	0.83%	0.87%	0.83%	0.87%	0.83%
Distribution (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.10%	0.16%	0.10%	0.16%	0.10%	0.16%	0.10%	0.16%	0.10%	0.16%

Annual Operating Expenses***	1.22%	1.24%	1.97%	1.99%	1.97%	1.99%	1.47%	1.49%	0.97%	0.99%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Large Cap Select Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.87%	0.75%	—	—	0.87%	0.75%	0.87%	0.75%	0.87%	0.75%
Distribution (12b-1) Fees	0.25%	0.25%	—	—	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.22%	0.20%	—	—	0.22%	0.20%	0.22%	0.20%	0.22%	0.20%

Annual Operating Expenses	1.34%	1.20%	—	—	2.09%	1.95%	1.59%	1.45%	1.09%	0.95%

*	NAM has agreed to maintain current expense caps through December 31, 2011.

***	Pro forma annual operating expenses do not reflect NAM’s commitment to waive fees and reimburse expenses under certain circumstances to the extent necessary to keep net management fees from exceeding certain levels during the Closing Period, as described in more detail on page 6. As a result of this commitment, it is expected that net annual operating expenses will be the same or lower immediately following the Transaction based on asset levels assumed in the table.

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Large Cap Value Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.87%	0.74%	0.87%	0.74%	0.87%	0.74%	0.87%	0.74%	0.87%	0.74%
Distribution (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.16%	0.19%	0.16%	0.19%	0.16%	0.19%	0.16%	0.19%	0.16%	0.19%

Annual Operating Expenses	1.28%	1.18%	2.03%	1.93%	2.03%	1.93%	1.53%	1.43%	1.03%	0.93%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Mid Cap Growth Opportunities Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.92%	0.87%	0.92%	0.87%	0.92%	0.87%	0.92%	0.87%	0.92%	0.87%
Distribution (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.06%	0.14%	0.06%	0.14%	0.06%	0.14%	0.06%	0.14%	0.06%	0.14%

Annual Operating Expenses***	1.23%	1.26%	1.98%	2.01%	1.98%	2.01%	1.48%	1.51%	0.98%	1.01%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Mid Cap Index Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.47%	0.34%	—	—	0.47%	0.34%	0.47%	0.34%	0.47%	0.34%
Distribution (12b-1) Fees	0.25%	0.25%	—	—	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.14%	0.18%	—	—	0.14%	0.18%	0.14%	0.18%	0.14%	0.18%
Acquired Fund Fees and Expenses	0.02%	0.02%	—	—	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%

Gross Annual Operating Expenses	0.88%	0.79%	—	—	1.63%	1.54%	1.13%	1.04%	0.63%	0.54%
Less Expense Reimbursement	(0.11)%	(0.02)%	—	—	(0.11)%	(0.02)%	(0.11)%	(0.02)%	(0.11)%	(0.02)%

Net Annual Operating Expenses*	0.77%	0.77%	—	—	1.52%	1.52%	1.02%	1.02%	0.52%	0.52%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Mid Cap Select Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.92%	0.90%	0.92%	0.90%	0.92%	0.90%	—	—	0.92%	0.90%
Distribution (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	—	—	0.00%	0.00%
Other Expenses	0.77%	0.66%	0.77%	0.66%	0.77%	0.66%	—	—	0.77%	0.66%

Gross Annual Operating Expenses	1.94%	1.81%	2.69%	2.56%	2.69%	2.56%	—	—	1.69%	1.56%
Less Expense Reimbursement	(0.53)%	(0.40)%	(0.53)%	(0.40)%	(0.53)%	(0.40)%	—	—	(0.53)%	(0.40)%

Net Annual Operating Expenses*	1.41%	1.41%	2.16%	2.16%	2.16%	2.16%	—	—	1.16%	1.16%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Mid Cap Value Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.92%	0.88%	0.92%	0.88%	0.92%	0.88%	0.92%	0.88%	0.92%	0.88%
Distribution (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.09%	0.17%	0.09%	0.17%	0.09%	0.17%	0.09%	0.17%	0.09%	0.17%

Annual Operating Expenses***	1.26%	1.30%	2.01%	2.05%	2.01%	2.05%	1.51%	1.55%	1.01%	1.05%

*	NAM has agreed to maintain current expense caps through December 31, 2011.

***	Pro forma annual operating expenses do not reflect NAM’s commitment to waive fees and reimburse expenses under certain circumstances to the extent necessary to keep net management fees from exceeding certain levels during the Closing Period, as described in more detail on page 6. As a result of this commitment, it is expected that net annual operating expenses will be the same or lower immediately following the Transaction based on asset levels assumed in the table.

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Minnesota Intermediate Tax Free Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.72%	0.54%	—	—	0.72%	0.54%	—	—	0.72%	0.54%
Distribution (12b-1) Fees	0.25%	0.20%	—	—	0.65%	0.65%	—	—	0.00%	0.00%
Other Expenses	0.10%	0.07%	—	—	0.10%	0.07%	—	—	0.10%	0.07%
Acquired Fund Fees and Expenses	0.01%	0.01%	—	—	0.01%	0.01%	—	—	0.01%	0.01%

Gross Annual Operating Expenses	1.08%	0.82%	—	—	1.48%	1.27%	—	—	0.83%	0.62%
Less 12b-1 Fee Waiver/ Reimbursement	(0.20)%	(0.06)%	—	—	0.00%	0.00%	—	—	0.00%	0.00%
Less Expense Reimbursement	(0.12)%	0.00%	—	—	(0.12)%	0.00%	—	—	(0.12)%	0.00%

Net Annual Operating Expenses*	0.76%	0.76%	—	—	1.36%	1.27%	—	—	0.71%	0.62%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Minnesota Tax Free Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.72%	0.54%	—	—	0.72%	0.54%	—	—	0.72%	0.54%
Distribution (12b-1) Fees	0.25%	0.20%	—	—	0.65%	0.65%	—	—	0.00%	0.00%
Other Expenses	0.13%	0.11%	—	—	0.13%	0.11%	—	—	0.13%	0.11%
Acquired Fund Fees and Expenses	0.01%	0.01%	—	—	0.01%	0.01%	—	—	0.01%	0.01%

Gross Annual Operating Expenses	1.11%	0.86%	—	—	1.51%	1.31%	—	—	0.86%	0.66%
Less 12b-1 Fee Waiver/ Reimbursement	(0.10)%	0.00%	—	—	0.00%	0.00%	—	—	0.00%	0.00%
Less Expense Reimbursement	(0.15)%	0.00%	—	—	(0.15)%	0.00%	—	—	(0.15)%	0.00%

Net Annual Operating Expenses*	0.86%	0.86%	—	—	1.36%	1.31%	—	—	0.71%	0.66%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Missouri Tax Free Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.72%	0.65%	—	—	0.72%	0.65%	—	—	0.72%	0.65%
Distribution (12b-1) Fees	0.25%	0.20%	—	—	0.65%	0.65%	—	—	0.00%	0.00%
Other Expenses	0.14%	0.09%	—	—	0.14%	0.09%	—	—	0.14%	0.09%
Acquired Fund Fees and Expenses	0.01%	0.01%	—	—	0.01%	0.01%	—	—	0.01%	0.01%

Gross Annual Operating Expenses	1.12%	0.95%	—	—	1.52%	1.40%	—	—	0.87%	0.75%
Less 12b-1 Fee Waiver/ Reimbursement	(0.10)%	(0.05)%	—	—	0.00%	0.00%	—	—	0.00%	0.00%
Less Expense Reimbursement	(0.16)%	(0.04)%	—	—	(0.16)%	(0.04)%	—	—	(0.16)%	(0.04)%

Net Annual Operating Expenses*	0.86%	0.86%	—	—	1.36%	1.36%	—	—	0.71%	0.71%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Nebraska Tax Free Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.72%	0.55%	—	—	0.72%	0.55%	—	—	0.72%	0.55%
Distribution (12b-1) Fees	0.25%	0.20%	—	—	0.65%	0.65%	—	—	0.00%	0.00%
Other Expenses	0.48%	0.20%	—	—	0.48%	0.20%	—	—	0.48%	0.20%
Acquired Fund Fees and Expenses	0.01%	0.01%	—	—	0.01%	0.01%	—	—	0.01%	0.01%

Gross Annual Operating Expenses	1.46%	0.96%	—	—	1.86%	1.41%	—	—	1.21%	0.76%
Less Expense Reimbursement	(0.70)%	(0.05)%	—	—	(0.70)%	(0.05)%	—	—	(0.70)%	(0.05)%

Net Annual Operating Expenses**	0.76%	0.91%	—	—	1.16%	1.36%	—	—	0.51%	0.71%

*	NAM has agreed to maintain current expense caps through December 31, 2011.

**	NAM has agreed to waive fees and reimburse expenses until December 31, 2011 in order to maintain Class Y share expenses at current expense caps plus 0.20%. Pro forma net annual operating expenses do not take into account NAM’s commitment to maintain current expense caps in place through June 30, 2011, which expense caps are reflected in current net annual operating expenses.

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Ohio Tax Free Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.72%	0.65%	—	—	0.72%	0.65%	—	—	0.72%	0.65%
Distribution (12b-1) Fees	0.25%	0.20%	—	—	0.65%	0.65%	—	—	0.00%	0.00%
Other Expenses	0.33%	0.14%	—	—	0.33%	0.14%	—	—	0.33%	0.14%
Acquired Fund Fees and Expenses	0.02%	0.02%	—	—	0.02%	0.02%	—	—	0.02%	0.02%

Gross Annual Operating Expenses	1.32%	1.01%	—	—	1.72%	1.46%	—	—	1.07%	0.81%
Less Expense Reimbursement	(0.55)%	(0.09)%	—	—	(0.55)%	(0.09)%	—	—	(0.55)%	(0.09)%

Net Annual Operating Expenses**	0.77%	0.92%	—	—	1.17%	1.37%	—	—	0.52%	0.72%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Oregon Intermediate Tax Free Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.72%	0.55%	—	—	—	—	—	—	0.72%	0.55%
Distribution (12b-1) Fees	0.25%	0.20%	—	—	—	—	—	—	0.00%	0.00%
Other Expenses	0.12%	0.06%	—	—	—	—	—	—	0.12%	0.06%
Acquired Fund Fees and Expenses	0.01%	0.01%	—	—	—	—	—	—	0.01%	0.01%

Gross Annual Operating Expenses	1.10%	0.82%	—	—	—	—	—	—	0.85%	0.62%
Less 12b-1 Fee Waiver/ Reimbursement	(0.10)%	0.00%	—	—	—	—	—	—	0.00%	0.00%
Less Expense Reimbursement	(0.14)%	0.00%	—	—	—	—	—	—	(0.14)%	0.00%

Net Annual Operating Expenses*	0.86%	0.82%	—	—	—	—	—	—	0.71%	0.62%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Quantitative Large Cap Core Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.52%	0.50%	—	—	0.52%	0.50%	0.52%	0.50%	0.52%	0.50%
Distribution (12b-1) Fees	0.25%	0.25%	—	—	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.19%	0.19%	—	—	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%
Acquired Fund Fees and Expenses	0.02%	0.02%	—	—	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%

Gross Annual Operating Expenses	0.98%	0.96%	—	—	1.73%	1.71%	1.23%	1.21%	0.73%	0.71%
Less Expense Reimbursement	(0.26)%	(0.24)%	—	—	(0.26)%	(0.24)%	(0.26)%	(0.24)%	(0.26)%	(0.24)%

Net Annual Operating Expenses*	0.72%	0.72%	—	—	1.47%	1.47%	0.97%	0.97%	0.47%	0.47%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Real Estate Securities Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.92%	0.87%	0.92%	0.87%	0.92%	0.87%	0.92%	0.87%	0.92%	0.87%
Distribution (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.07%	0.22%	0.07%	0.22%	0.07%	0.22%	0.07%	0.22%	0.07%	0.22%

Annual Operating Expenses***	1.24%	1.34%	1.99%	2.09%	1.99%	2.09%	1.49%	1.59%	0.99%	1.09%

*	NAM has agreed to maintain current expense caps through December 31, 2011.

**	NAM has agreed to waive fees and reimburse expenses until December 31, 2011 in order to maintain Class Y share expenses at current expense caps plus 0.20%. Pro forma net annual operating expenses do not take into account NAM’s commitment to maintain current expense caps in place through June 30, 2011, which expense caps are reflected in current net annual operating expenses.

***	Pro forma annual operating expenses do not reflect NAM’s commitment to waive fees and reimburse expenses under certain circumstances to the extent necessary to keep net management fees from exceeding certain levels during the Closing Period, as described in more detail on page 6. As a result of this commitment, it is expected that net annual operating expenses will be the same or lower immediately following the Transaction based on asset levels assumed in the table.

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Short Tax Free Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.72%	0.44%	—	—	—	—	—	—	0.72%	0.44%
Distribution (12b-1) Fees	0.25%	0.20%	—	—	—	—	—	—	0.00%	0.00%
Other Expenses	0.08%	0.07%	—	—	—	—	—	—	0.08%	0.07%
Acquired Fund Fees and Expenses	0.02%	0.02%	—	—	—	—	—	—	0.02%	0.02%

Gross Annual Operating Expenses	1.07%	0.73%	—	—	—	—	—	—	0.82%	0.53%
Less 12b-1 Fee Waiver/ Reimbursement	(0.10)%	0.00%	—	—	—	—	—	—	0.00%	0.00%
Less Expense Reimbursement	(0.20)%	0.00%	—	—	—	—	—	—	(0.20)%	0.00%

Net Annual Operating Expenses*	0.77%	0.73%	—	—	—	—	—	—	0.62%	0.53%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Short Term Bond Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.72%	0.48%	—	—	0.72%	0.48%	—	—	0.72%	0.48%
Distribution (12b-1) Fees	0.25%	0.25%	—	—	1.00%	1.00%	—	—	0.00%	0.00%
Other Expenses	0.06%	0.07%	—	—	0.06%	0.07%	—	—	0.06%	0.07%
Acquired Fund Fees and Expenses	0.01%	0.01%	—	—	0.01%	0.01%	—	—	0.01%	0.01%

Gross Annual Operating Expenses	1.04%	0.81%	—	—	1.79%	1.56%	—	—	0.79%	0.56%
Less 12b-1 Fee Waiver/ Reimbursement	(0.10)%	(0.05)%	—	—	0.00%	0.00%	—	—	0.00%	0.00%
Less Expense Reimbursement	(0.18)%	0.00%	—	—	(0.18)%	0.00%	—	—	(0.18)%	0.00%

Net Annual Operating Expenses*	0.76%	0.76%	—	—	1.61%	1.56%	—	—	0.61%	0.56%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Small Cap Growth Opportunities Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	1.22%	1.00%	1.22%	1.00%	1.22%	1.00%	1.22%	1.00%	1.22%	1.00%
Distribution (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.24%	0.34%	0.24%	0.34%	0.24%	0.34%	0.24%	0.34%	0.24%	0.34%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Gross Annual Operating Expenses	1.72%	1.60%	2.47%	2.35%	2.47%	2.35%	1.97%	1.85%	1.47%	1.35%
Less Expense Reimbursement	(0.24)%	(0.12)%	(0.24)%	(0.12)%	(0.24)%	(0.12)%	(0.24)%	(0.12)%	(0.24)%	(0.12)%

Net Annual Operating Expenses*	1.48%	1.48%	2.23%	2.23%	2.23%	2.23%	1.73%	1.73%	1.23%	1.23%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Small Cap Index Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.62%	0.35%	—	—	0.62%	0.35%	0.62%	0.35%	0.62%	0.35%
Distribution (12b-1) Fees	0.25%	0.25%	—	—	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.62%	0.52%	—	—	0.62%	0.52%	0.62%	0.52%	0.62%	0.52%
Acquired Fund Fees and Expenses	0.05%	0.05%	—	—	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%

Gross Annual Operating Expenses	1.54%	1.17%	—	—	2.29%	1.92%	1.79%	1.42%	1.29%	0.92%
Less Expense Reimbursement	(0.66)%	(0.29)%	—	—	(0.66)%	(0.29)%	(0.66)%	(0.29)%	(0.66)%	(0.29)%

Net Annual Operating Expenses*	0.88%	0.88%	—	—	1.63%	1.63%	1.13%	1.13%	0.63%	0.63%

*	NAM has agreed to maintain current expense caps through December 31, 2011.

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Small Cap Select Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.92%	0.88%	0.92%	0.88%	0.92%	0.88%	0.92%	0.88%	0.92%	0.88%
Distribution (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.08%	0.20%	0.08%	0.20%	0.08%	0.20%	0.08%	0.20%	0.08%	0.20%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Annual Operating Expenses***	1.26%	1.34%	2.01%	2.09%	2.01%	2.09%	1.51%	1.59%	1.01%	1.09%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Small Cap Value Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.92%	0.90%	—	—	0.92%	0.90%	0.92%	0.90%	0.92%	0.90%
Distribution (12b-1) Fees	0.25%	0.25%	—	—	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.27%	0.34%	—	—	0.27%	0.34%	0.27%	0.34%	0.27%	0.34%
Acquired Fund Fees and Expenses	0.01%	0.01%	—	—	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Annual Operating Expenses***	1.45%	1.50%	—	—	2.20%	2.25%	1.70%	1.75%	1.20%	1.25%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Tactical Market Opportunities Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	—	—	—	—	—	—	—	—	0.91%	0.80%
Distribution (12b-1) Fees	—	—	—	—	—	—	—	—	0.00%	0.00%
Other Expenses	—	—	—	—	—	—	—	—	5.64%	3.17%
Acquired Fund Fees and Expenses	—	—	—	—	—	—	—	—	0.11%	0.11%

Gross Annual Operating Expenses	—	—	—	—	—	—	—	—	6.66%	4.08%
Less Expense Reimbursement	—	—	—	—	—	—	—	—	(5.60)%	(3.02)%

Net Annual Operating Expenses*	—	—	—	—	—	—	—	—	1.06%	1.06%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Tax Free Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.72%	0.58%	—	—	0.72%	0.58%	—	—	0.72%	0.58%
Distribution (12b-1) Fees	0.25%	0.20%	—	—	0.65%	0.65%	—	—	0.00%	0.00%
Other Expenses	0.06%	0.07%	—	—	0.06%	0.07%	—	—	0.06%	0.07%
Acquired Fund Fees and Expenses	0.01%	0.01%	—	—	0.01%	0.01%	—	—	0.01%	0.01%

Gross Annual Operating Expenses	1.04%	0.86%	—	—	1.44%	1.31%	—	—	0.79%	0.66%
Less 12b-1 Fee Waiver/ Reimbursement	(0.20)%	(0.10)%	—	—	0.00%	0.00%	—	—	0.00%	0.00%
Less Expense Reimbursement	(0.08)%	0.00%	—	—	(0.08)%	0.00%	—	—	(0.08)%	0.00%

Net Annual Operating Expenses*	0.76%	0.76%	—	—	1.36%	1.31%	—	—	0.71%	0.66%

		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
Total Return Bond Fund	Class A	Class A	Class B	Class B	Class C	Class C	Class R	Class R	Class Y	Class Y

Management Fees	0.82%	0.63%	0.82%	0.63%	0.82%	0.63%	0.82%	0.63%	0.82%	0.63%
Distribution (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%	0.00%	0.00%
Other Expenses	0.06%	0.08%	0.06%	0.08%	0.06%	0.08%	0.06%	0.08%	0.06%	0.08%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Gross Annual Operating Expenses	1.14%	0.97%	1.89%	1.72%	1.89%	1.72%	1.39%	1.22%	0.89%	0.72%
Less 12b-1 Fee Waiver/ Reimbursement	(0.11)%	(0.07)%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Less Expense Reimbursement	(0.13)%	0.00%	(0.13)%	0.00%	(0.13)%	0.00%	(0.13)%	0.00%	(0.13)%	0.00%

Net Annual Operating Expenses*	0.90%	0.90%	1.76%	1.72%	1.76%	1.72%	1.26%	1.22%	0.76%	0.72%

*	NAM has agreed to maintain current expense caps through December 31, 2011.

***	Pro forma annual operating expenses do not reflect NAM’s commitment to waive fees and reimburse expenses under certain circumstances to the extent necessary to keep net management fees from exceeding certain levels during the Closing Period, as described in more detail on page 6. As a result of this commitment, it is expected that net annual operating expenses will be the same or lower immediately following the Transaction based on asset levels assumed in the table.

Examples:  These examples are intended to show the cost of investing in a Fund compared with the costs of investing in that Fund under the new fee and expense structure. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and the Fund’s current or pro forma operating expenses remain the same. The examples assume that the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. For Class A shares, the examples based on pro forma expenses assume that a change in sales charge structure that is scheduled to take effect on January 18, 2011 took effect on January 1, 2011. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

				Pro		Pro				Pro
			Current	Forma	Current	Forma	Current	Pro Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
California Tax Free Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	489	503	—	—	—	—	117	137	117	137	—	—	51	72
3 Year	733	700	—	—	—	—	457	438	457	438	—	—	253	235
5 Year	997	914	—	—	—	—	820	761	820	761	—	—	473	412
10 Year	1,751	1,529	—	—	—	—	1,842	1,675	1,842	1,675	—	—	1,104	926

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
	Current	Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Class	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Colorado Tax Free Fund	A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	498	508	—	—	—	—	117	137	117	137	—	—	51	72
3 Year	766	713	—	—	—	—	480	447	480	447	—	—	277	243
5 Year	1,053	936	—	—	—	—	867	778	867	778	—	—	521	430
10 Year	1,870	1,574	—	—	—	—	1,953	1,716	1,953	1,716	—	—	1,222	970

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Core Bond Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	519	519	674	674	174	174	174	174	174	174	123	123	73	73
3 Year	730	718	851	839	551	539	551	539	551	539	397	384	240	227
5 Year	959	933	1,054	1,028	954	928	954	928	954	928	691	665	422	395
10 Year	1,615	1,553	1,881	1,821	1,881	1,821	2,079	2,019	2,079	2,019	1,529	1,466	949	883

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Equity Income Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	665	685	697	693	197	193	197	193	197	193	147	143	96	92
3 Year	907	919	909	897	609	597	609	597	609	597	456	443	300	287
5 Year	1,168	1,172	1,147	1,126	1,047	1,026	1,047	1,026	1,047	1,026	787	766	520	498
10 Year	1,914	1,892	2,070	2,027	2,070	2,027	2,264	2,222	2,264	2,222	1,724	1,680	1,155	1,108

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Equity Index Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	610	63	639	639	139	139	139	139	139	139	89	89	38	38
3 Year	774	209	772	744	472	444	472	444	472	444	316	288	158	130
5 Year	953	368	928	872	828	772	828	772	828	772	562	504	289	230
10 Year	1,470	830	1,628	1,493	1,628	1,493	1,830	1,698	1,830	1,698	1,266	1,127	672	525

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Global Infrastructure Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	670	695	—	—	—	—	203	203	203	203	153	153	102	102
3 Year	1,068	1,062	—	—	—	—	776	745	776	745	625	594	472	440
5 Year	1,491	1,453	—	—	—	—	1,376	1,314	1,376	1,314	1,124	1,061	866	801
10 Year	2,665	2,545	—	—	—	—	2,999	2,863	2,999	2,863	2,498	2,355	1,970	1,819

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
High Income Bond Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	536	586	692	692	192	192	192	192	192	192	142	142	91	91
3 Year	807	838	929	913	629	613	629	613	629	613	476	459	320	303
5 Year	1,097	1,110	1,193	1,159	1,093	1,059	1,093	1,059	1,093	1,059	834	799	568	533
10 Year	1,923	1,885	2,184	2,105	2,184	2,105	2,376	2,299	2,376	2,299	1,842	1,761	1,279	1,193

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
Inflation Protected	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Securities Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	509	509	—	—	—	—	164	164	164	164	113	113	62	62
3 Year	747	739	—	—	—	—	569	561	569	561	415	406	258	249
5 Year	1,004	987	—	—	—	—	1,000	983	1,000	983	738	721	470	452
10 Year	1,738	1,698	—	—	—	—	2,199	2,159	2,199	2,159	1,655	1,613	1,081	1,038

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
Intermediate	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Government Bond Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	300	374	—	—	—	—	163	163	163	163	112	112	61	61
3 Year	552	599	—	—	—	—	576	551	576	551	422	397	266	240
5 Year	823	842	—	—	—	—	1,016	965	1,016	965	755	702	487	433
10 Year	1,598	1,539	—	—	—	—	2,237	2,119	2,237	2,119	1,695	1,571	1,124	993

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
Intermediate	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Tax Free Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	301	375	—	—	—	—	138	131	138	131	—	—	73	65
3 Year	517	552	—	—	—	—	443	409	443	409	—	—	240	205
5 Year	751	744	—	—	—	—	771	708	771	708	—	—	422	357
10 Year	1,422	1,299	—	—	—	—	1,697	1,556	1,697	1,556	—	—	949	798

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
Intermediate	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Term Bond Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	311	385	—	—	—	—	—	—	—	—	—	—	73	73
3 Year	527	587	—	—	—	—	—	—	—	—	—	—	240	227
5 Year	760	806	—	—	—	—	—	—	—	—	—	—	422	395
10 Year	1,431	1,434	—	—	—	—	—	—	—	—	—	—	949	883

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
International Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	694	711	728	720	228	220	228	220	228	220	178	170	127	119
3 Year	1,018	998	1,024	979	724	679	724	679	724	679	572	526	418	372
5 Year	1,364	1,307	1,346	1,264	1,246	1,164	1,246	1,164	1,246	1,164	991	907	730	644
10 Year	2,338	2,179	2,491	2,313	2,491	2,313	2,678	2,503	2,678	2,503	2,161	1,976	1,615	1,420

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
International	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Select Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	695	720	—	—	—	—	229	229	229	229	179	179	128	128
3 Year	1,031	1,025	—	—	—	—	737	706	737	706	586	554	431	400
5 Year	1,389	1,351	—	—	—	—	1,272	1,210	1,272	1,210	1,018	954	757	692
10 Year	2,395	2,273	—	—	—	—	2,735	2,595	2,735	2,595	2,221	2,073	1,678	1,523

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
Large Cap Growth	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Opportunities Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	667	694	700	702	200	202	200	202	200	202	150	152	99	101
3 Year	916	946	918	924	618	624	618	624	618	624	465	471	309	315
5 Year	1,183	1,217	1,162	1,173	1,062	1,073	1,062	1,073	1,062	1,073	803	813	536	547
10 Year	1,946	1,989	2,102	2,123	2,102	2,123	2,296	2,317	2,296	2,317	1,757	1,779	1,190	1,213

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Large Cap Select Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	679	690	—	—	—	—	212	198	212	198	162	148	111	97
3 Year	951	934	—	—	—	—	655	612	655	612	502	459	347	303
5 Year	1,244	1,197	—	—	—	—	1,124	1,052	1,124	1,052	866	792	601	525
10 Year	2,074	1,946	—	—	—	—	2,421	2,275	2,421	2,275	1,889	1,735	1,329	1,166

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Large Cap Value Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	673	688	706	696	206	196	206	196	206	196	156	146	105	95
3 Year	934	928	937	906	637	606	637	606	637	606	483	452	328	296
5 Year	1,214	1,187	1,193	1,142	1,093	1,042	1,093	1,042	1,093	1,042	834	782	569	515
10 Year	2,010	1,924	2,166	2,059	2,166	2,059	2,358	2,254	2,358	2,254	1,824	1,713	1,259	1,143

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
Mid Cap Growth	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Opportunities Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	668	696	701	704	201	204	201	204	201	204	151	154	100	103
3 Year	919	952	921	930	621	630	621	630	621	630	468	477	312	322
5 Year	1,188	1,227	1,168	1,183	1,068	1,083	1,068	1,083	1,068	1,083	808	824	542	558
10 Year	1,957	2,010	2,113	2,144	2,113	2,144	2,306	2,338	2,306	2,338	1,768	1,802	1,201	1,236

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Mid Cap Index Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	624	79	—	—	—	—	155	155	155	155	104	104	53	53
3 Year	805	250	—	—	—	—	503	484	503	484	348	329	191	171
5 Year	1,001	437	—	—	—	—	876	838	876	838	612	572	340	300
10 Year	1,565	976	—	—	—	—	1,924	1,833	1,924	1,833	1,365	1,269	776	675

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Mid Cap Select Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	686	710	719	719	219	219	219	219	219	219	—	—	118	118
3 Year	1,077	1,075	1,085	1,059	785	759	785	759	785	759	—	—	481	453
5 Year	1,493	1,464	1,478	1,425	1,378	1,325	1,378	1,325	1,378	1,325	—	—	868	812
10 Year	2,649	2,548	2,802	2,682	2,802	2,682	2,983	2,865	2,983	2,865	—	—	1,954	1,823

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Mid Cap Value Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	671	700	704	708	204	208	204	208	204	208	154	158	103	107
3 Year	928	963	930	943	630	643	630	643	630	643	477	490	322	334
5 Year	1,204	1,247	1,183	1,203	1,083	1,103	1,083	1,103	1,083	1,103	824	845	558	579
10 Year	1,989	2,053	2,144	2,187	2,144	2,187	2,338	2,379	2,338	2,379	1,802	1,845	1,236	1,283

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
Minnesota Intermediate	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Tax Free Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	301	375	—	—	—	—	138	129	138	129	—	—	73	63
3 Year	530	548	—	—	—	—	456	403	456	403	—	—	253	199
5 Year	777	736	—	—	—	—	797	697	797	697	—	—	449	346
10 Year	1,484	1,278	—	—	—	—	1,758	1,534	1,758	1,534	—	—	1,014	774

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Minnesota Tax Free Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	509	504	—	—	—	—	138	133	138	133	—	—	73	67
3 Year	739	683	—	—	—	—	462	415	462	415	—	—	259	211
5 Year	987	877	—	—	—	—	810	718	810	718	—	—	462	368
10 Year	1,698	1,436	—	—	—	—	1,789	1,579	1,789	1,579	—	—	1,047	822

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Missouri Tax Free Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	509	504	—	—	—	—	138	138	138	138	—	—	73	73
3 Year	741	701	—	—	—	—	465	439	465	439	—	—	262	236
5 Year	992	915	—	—	—	—	814	762	814	762	—	—	467	413
10 Year	1,708	1,530	—	—	—	—	1,799	1,676	1,799	1,676	—	—	1,058	927

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Nebraska Tax Free Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	499	509	—	—	—	—	118	138	118	138	—	—	52	73
3 Year	801	708	—	—	—	—	517	441	517	441	—	—	315	238
5 Year	1,125	924	—	—	—	—	941	766	941	766	—	—	598	417
10 Year	2,039	1,544	—	—	—	—	2,123	1,687	2,123	1,687	—	—	1,404	938

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Ohio Tax Free Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	500	510	—	—	—	—	119	139	119	139	—	—	53	74
3 Year	774	719	—	—	—	—	488	453	488	453	—	—	286	250
5 Year	1,067	946	—	—	—	—	882	789	882	789	—	—	537	441
10 Year	1,902	1,596	—	—	—	—	1,984	1,739	1,984	1,739	—	—	1,256	993

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
Oregon Intermediate	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Tax Free Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	311	381	—	—	—	—	—	—	—	—	—	—	73	63
3 Year	544	554	—	—	—	—	—	—	—	—	—	—	257	199
5 Year	795	741	—	—	—	—	—	—	—	—	—	—	458	346
10 Year	1,514	1,283	—	—	—	—	—	—	—	—	—	—	1,036	774

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
Quantitative	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Large Cap Core Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	619	74	—	—	—	—	150	150	150	150	99	99	48	48
3 Year	820	282	—	—	—	—	520	515	520	515	365	360	207	203
5 Year	1,038	507	—	—	—	—	914	906	914	906	651	642	380	371
10 Year	1,663	1,156	—	—	—	—	2,019	1,999	2,019	1,999	1,466	1,445	882	860

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Real Estate Securities Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	669	704	702	712	202	212	202	212	202	212	152	162	101	111
3 Year	922	975	924	955	624	655	624	655	624	655	471	502	315	347
5 Year	1,194	1,267	1,173	1,224	1,073	1,124	1,073	1,124	1,073	1,124	813	866	547	601
10 Year	1,967	2,095	2,123	2,229	2,123	2,229	2,317	2,421	2,317	2,421	1,779	1,889	1,213	1,329

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Short Tax Free Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	302	323	—	—	—	—	—	—	—	—	—	—	63	54
3 Year	529	478	—	—	—	—	—	—	—	—	—	—	242	170
5 Year	773	646	—	—	—	—	—	—	—	—	—	—	435	296
10 Year	1,475	1,134	—	—	—	—	—	—	—	—	—	—	995	665

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Short Term Bond Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	301	301	—	—	—	—	164	159	164	159	—	—	62	57
3 Year	521	473	—	—	—	—	546	493	546	493	—	—	234	179
5 Year	760	660	—	—	—	—	953	850	953	850	—	—	421	313
10 Year	1,443	1,200	—	—	—	—	2,090	1,856	2,090	1,856	—	—	961	701

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
Small Cap Growth	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Opportunities Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	692	717	726	726	226	226	226	226	226	226	176	176	125	125
3 Year	1,040	1,040	1,047	1,022	747	722	747	722	747	722	595	570	441	416
5 Year	1,411	1,385	1,394	1,345	1,294	1,245	1,294	1,245	1,294	1,245	1,040	990	780	728
10 Year	2,450	2,356	2,603	2,490	2,603	2,490	2,788	2,677	2,788	2,677	2,276	2,159	1,737	1,613

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Small Cap Index Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	635	90	—	—	—	—	166	166	166	166	115	115	64	64
3 Year	949	343	—	—	—	—	652	575	652	575	499	421	344	264
5 Year	1,284	616	—	—	—	—	1,165	1,010	1,165	1,010	908	749	644	481
10 Year	2,231	1,395	—	—	—	—	2,575	2,220	2,575	2,220	2,051	1,677	1,499	1,105

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Small Cap Select Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	671	704	704	712	204	212	204	212	204	212	154	162	103	111
3 Year	928	975	930	955	630	655	630	655	630	655	477	502	322	347
5 Year	1,204	1,267	1,183	1,224	1,083	1,124	1,083	1,124	1,083	1,124	824	866	558	601
10 Year	1,989	2,095	2,144	2,229	2,144	2,229	2,338	2,421	2,338	2,421	1,802	1,889	1,236	1,329

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Small Cap Value Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	689	719	—	—	—	—	223	228	223	228	173	178	122	127
3 Year	983	1,022	—	—	—	—	688	703	688	703	536	551	381	397
5 Year	1,299	1,346	—	—	—	—	1,180	1,205	1,180	1,205	923	949	660	686
10 Year	2,190	2,263	—	—	—	—	2,534	2,585	2,534	2,585	2,009	2,062	1,455	1,511

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
Tactical Market	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Opportunities Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	—	—	—	—	—	—	—	—	—	—	—	—	108	108
3 Year	—	—	—	—	—	—	—	—	—	—	—	—	1,470	964
5 Year	—	—	—	—	—	—	—	—	—	—	—	—	2,786	1,836
10 Year	—	—	—	—	—	—	—	—	—	—	—	—	5,892	4,086

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Tax Free Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	499	494	—	—	—	—	138	133	138	133	—	—	73	67
3 Year	715	673	—	—	—	—	448	415	448	415	—	—	244	211
5 Year	949	867	—	—	—	—	779	718	779	718	—	—	431	368
10 Year	1,618	1,427	—	—	—	—	1,717	1,579	1,717	1,579	—	—	970	822

				Pro		Pro		Pro		Pro
			Current	Forma	Current	Forma	Current	Forma	Current	Forma
			Class B	Class B	Class B	Class B	Class C	Class C	Class C	Class C
			assuming	assuming	assuming no	assuming no	assuming	assuming	assuming no	assuming no
		Pro	redemption	redemption	redemption	redemption	redemption	redemption	redemption	redemption		Pro		Pro
	Current	Forma	at end of	at end of	at end of	at end of	at end of	at end of	at end of	at end of	Current	Forma	Current	Forma
Total Return Bond Fund	Class A	Class A	each period	each period	each period	each period	each period	each period	each period	each period	Class R	Class R	Class Y	Class Y

1 Year	513	513	679	675	179	175	179	175	179	175	128	124	78	74
3 Year	749	714	881	842	581	542	581	542	581	542	427	387	271	230
5 Year	1,004	932	1,109	1,033	1,009	933	1,009	933	1,009	933	748	670	480	401
10 Year	1,732	1,558	2,005	1,831	2,005	1,831	2,201	2,030	2,201	2,030	1,657	1,477	1,084	894

The NAM Sub-Advisory Agreement

In anticipation of an internal restructuring, NAM has formed a new wholly-owned subsidiary, NAM LLC, and is expected to change its name to Nuveen Fund Advisors, Inc. (“NFA”). The restructuring is expected to be completed in the fourth quarter of 2010 or soon as practicable thereafter. This restructuring may occur prior to, concurrently with or after the effectiveness of the New Advisory Agreement for a Fund, assuming stockholders approve such agreement. In connection with the restructuring, investment personnel of NAM will become employees of NAM LLC. If the New Advisory Agreement takes effect and the restructuring is completed, NAM will remain as investment adviser to the Funds but will appoint NAM LLC to serve as sub-advisor to each Fund pursuant to the NAM Sub-Advisory Agreement, so that the portfolio managers may continue to manage the Funds in their capacity as employees of NAM LLC. NAM will enter into the NAM Sub-Advisory Agreement at the later of the closing of the internal restructuring or the closing of the Transaction. NAM will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-advisor. The appointment of NAM LLC as sub-advisor to the Funds will not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, there will be no change in the fees paid by each Fund to NAM.

Terms of the NAM Sub-Advisory Agreement

Set forth below is a general description of certain terms of the NAM Sub-Advisory Agreement. The following discussion of the NAM Sub-Advisory Agreement is qualified in its entirety by reference to the actual terms of the NAM Sub-Advisory Agreement, the form of which is included in Appendix B. You are encouraged to review Appendix B for the complete terms of the NAM Sub-Advisory Agreement.

Investment Advisory Services.  Under the NAM Sub-Advisory Agreement, NAM LLC, subject to the supervision of NAM and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of each Fund’s investment portfolio allocated by NAM to NAM LLC. In the performance of its duties, NAM LLC will satisfy its fiduciary duties to the Company, will monitor each Fund’s investments and will comply with the provisions of the Company’s Articles of Incorporation and By-laws, and the stated investment objectives, policies and restrictions of each Fund.

Brokerage.  The NAM Sub-Advisory Agreement authorizes NAM LLC to select brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to NAM LLC’s obligation to obtain best execution under the circumstances, which includes most favorable net results and execution of each Fund’s orders, taking into account all appropriate factors.

Expenses.  During the term of the NAM Sub-Advisory Agreement, NAM LLC will pay all expenses incurred by it in connection with its activities under the NAM Sub-Advisory Agreement other than the cost of securities (including brokerage commission, if any) purchased for each Fund.

Compensation.  Under the NAM Sub-Advisory Agreement, NAM will pay NAM LLC a fee for each Fund equal to the percentage shown below of the remainder of (a) the investment management fee payable by each Fund to NAM based on average daily net assets pursuant to the New Advisory Agreement, less (b) any management fees, expenses, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of each Fund. The fee shall accrue daily and shall be payable monthly.

Compensation
Fund	Percentage

California Tax Free Fund	38.4615%
Colorado Tax Free Fund	38.4615%
Core Bond Fund	38.4615%
Equity Income Fund	50.0000%
Equity Index Fund	33.3333%
Global Infrastructure Fund	57.8947%
High Income Bond Fund	50.0000%
Inflation Protected Securities Fund	38.4615%

Compensation
Fund	Percentage

Intermediate Government Bond Fund	38.4615%
Intermediate Tax Free Fund	41.6667%
Intermediate Term Bond Fund	38.4615%
International Fund	30.0000%
International Select Fund	30.0000%
Large Cap Growth Opportunities Fund	47.0588%
Large Cap Select Fund	53.3333%
Large Cap Value Fund	53.3333%
Mid Cap Growth Opportunities Fund	55.5556%
Mid Cap Index Fund	28.5714%
Mid Cap Select Fund	55.5556%
Mid Cap Value Fund	55.5556%
Minnesota Intermediate Tax Free Fund	45.4545%
Minnesota Tax Free Fund	45.4545%
Missouri Tax Free Fund	38.4615%
Nebraska Tax Free Fund	45.4545%
Ohio Tax Free Fund	38.4615%
Oregon Intermediate Tax Free Fund	45.4545%
Quantitative Large Cap Core Fund	50.0000%
Real Estate Securities Fund	50.0000%
Short Tax Free Fund	44.4444%
Short Term Bond Fund	40.0000%
Small Cap Growth Opportunities Fund	50.0000%
Small Cap Index Fund	42.8571%
Small Cap Select Fund	55.5556%
Small Cap Value Fund	55.5556%
Tactical Market Opportunities Fund	50.0000%
Tax Free Fund	41.6667%
Total Return Bond Fund	46.1538%

Limitation on Liability and Standard of Care.  Pursuant to the NAM Sub-Advisory Agreement, NAM will not take any action against NAM LLC to hold NAM LLC liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of NAM LLC’s duties under the NAM Sub-Advisory Agreement, except for a loss resulting from NAM LLC’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the NAM Sub-Advisory Agreement.

Term, Continuance and Termination.  The NAM Sub-Advisory Agreement provides that it will remain in effect for an initial term as specified therein (which shall not exceed two years). Thereafter, the NAM Sub-Advisory Agreement shall continue in force from year to year thereafter, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act; however, if such continuation is not approved, NAM LLC may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act.

The NAM Sub-Advisory Agreement will automatically terminate in the event of an assignment and may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice to NAM LLC. The NAM Sub-Advisory Agreement may also be terminated by the Company with respect to a Fund by action of the Board or by a vote of a majority of the outstanding voting securities of such Fund on sixty (60) days’ written notice to NAM LLC by the Company.

The NAM Sub-Advisory Agreement may be terminated with respect to each Fund at any time without the payment of any penalty by NAM or by the Board or by vote of a majority of the outstanding voting securities of each Fund in the event that it shall have been established by a court of competent jurisdiction that NAM LLC or any officer or director of NAM LLC has taken any action which results in a breach of the covenants set forth in the NAM Sub-Advisory Agreement.

Governing Law.  The NAM Sub-Advisory Agreement is governed by Illinois law.

Board Considerations

The New Advisory Agreement for each Fund was approved by the Board after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Board authorized the submission of the New Advisory Agreement for consideration by each Fund’s stockholders in this Proxy Statement.

At meetings held in May and June of this year, the Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF to NAM. In preparation for its September 21-23, 2010 meeting, the Board received, in response to a written due diligence request prepared by the Board and its independent legal counsel and provided to NAM and FAF, a significant amount of information covering a range of issues in advance of the meeting. To assist the Board in its consideration of the New Advisory Agreement for each Fund, NAM provided materials and information about, among other things: (1) NAM and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services, and financial condition, (2) the nature, extent and quality of services to be provided under the New Advisory Agreement, (3) proposed Fund fees and expenses and comparative information relating thereto, and (4) NAM’s compliance and risk management capabilities and processes. In addition, the Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Board under the 1940 Act. In response to further requests from the Board and its independent legal counsel, NAM and FAF provided additional information to the Board following its September 21-23 meeting.

An additional in-person Board meeting to consider the New Advisory Agreement was held on October 7, 2010, at which the members of the Board in attendance, all of whom are not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Directors”), approved the New Advisory Agreement with NAM for each Fund.

In considering the New Advisory Agreement for each Fund, the Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of services to be rendered to the Funds by NAM, (2) the cost of services to be provided, including Fund expense information, and (3) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale.

In considering the New Advisory Agreement, the Board did not identify any particular information that was all-important or controlling, and each director may have attributed different weights to the various factors discussed below. Where appropriate, the directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The directors, all of whom are Independent Directors, concluded that the terms of the New Advisory Agreement and the fee rates to be paid in light of the services to be provided to each Fund are in the best interests of each Fund, and that the New Advisory Agreement should be approved and recommended to stockholders for approval. In voting to approve the New Advisory Agreement with respect to each Fund, the Board considered in particular the following factors:

Nature, Extent and Quality of Services.  In considering approval of the New Advisory Agreement, the Board considered the nature, extent and quality of services to be provided by NAM, including advisory services and administrative services. The Board reviewed materials outlining, among other things, NAM’s organizational structure and business; the types of services that NAM or its affiliates are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and fund product lines offered by NAM. The Board considered that affiliation with a larger fund complex and well-recognized sponsor may result in a broader distribution network, potential economies of scale with respect to other services or fees and broader shareholder services including exchange options.

With respect to personnel, the Board considered information regarding retention plans for current FAF employees who will be offered employment by NAM, and the background and experience of NAM employees who would become portfolio managers as of the closing of the Transaction. The Board also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Board also considered NAM’s ability to supervise the Funds’ other service providers and, given the importance of compliance, NAM’s compliance program. Among other things, the Board considered the report of NAM’s chief compliance officer regarding NAM’s compliance policies and procedures.

In addition to advisory services, the Board considered the quality of administrative services expected to be provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Board considered that, based on representations from FAF and NAM, the Transaction will allow stockholders to continue their investment in each Fund with the same investment objective and principal strategies and, in most cases, the same portfolio management team. In light of the continuity of investment personnel in most cases, the Board considered the historical investment performance of each Fund previously provided during the annual contract renewal process. The Board also considered representations from NAM and FAF that no current Sub-Advisor would change as a result of the Transaction.

Cost of Services Provided by NAM.  In evaluating the costs of the services to be provided by NAM under the New Advisory Agreement, the Board received a comparison of each Fund’s annual operating expenses as of June 30, 2010 under the Current Advisory Agreement and under the New Advisory Agreement, in each case adjusted to reflect a decrease in net assets for certain Funds from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. The Board considered, among other things, that the advisory fee rates and other expenses would change as a result of NAM serving as investment adviser to each Fund. The Board noted that the services provided by NAM under the New Advisory Agreement would include certain administrative services, which services (along with other services) are provided pursuant to the Current Administrative Agreement and are charged separately from the advisory fee. Accordingly, the Board considered that the fee rates paid under the New Advisory Agreement include bundled investment advisory and administrative fees and thus are higher than the fee rates paid under the Current Advisory Agreement for most Funds, but lower than the combined fee rates paid under the Current Advisory Agreement and the Current Administrative Agreement. The Board also noted that certain administrative services provided under the Current Administrative Agreement will not be provided under the New Advisory Agreement and will be delegated to other service providers. Similarly, certain fees paid by FAF under the Current Administrative Agreement will not be paid by NAM under the New Advisory Agreement and will be paid directly by the Funds. However, immediately following the closing of the Transaction, the net expense ratio of each Fund is expected to be the same or lower than the Fund’s Adjusted June 30 Expense Ratio, assuming the Fund’s net assets at the time of the closing of the Transaction are no lower than their adjusted June 30 level. In addition, the Board noted that NAM has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction. The Board also considered that fees payable under the New Advisory Agreement include both a fund-level fee and a complex-level fee, and that schedules for the fund-level and complex-level fees contain breakpoints that are based, respectively, on Fund assets and Nuveen complex-wide assets. The Board considered that breakpoints in the fund-level fee allow for the possibility that this portion of the advisory fee could decline in the future if Fund assets were to increase or increase in the future if Fund assets were to decline. The Board also considered that breakpoints in the complex-level fee allow for the possibility that this portion of the advisory fee could decline in the future if complex-wide assets were to increase or increase in the future if complex-wide assets were to decline, regardless, in each case, of whether assets of the particular Fund had increased or decreased.

In considering the compensation to be paid to NAM, the Board also reviewed fee information regarding NAM-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Board reviewed information provided by NAM regarding similar funds managed by NAM and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Funds. The Board also compared proposed fee and expense information to the median fees and expenses of comparable funds, using information provided by an independent data service.

In evaluating the compensation, the Board also considered other amounts expected to be paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive, that are directly attributable to the management of the Funds.

The Board also considered that the Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing this Proxy Statement.

Economies of Scale.  The Board reviewed information regarding potential economies of scale or other efficiencies that may result from the Funds’ potential association with Nuveen. The Board noted that the New Advisory Agreement provides for breakpoints in the Funds’ fund-level and complex-level management fee rates as the assets of the Funds and the assets held by the Nuveen Funds increase, respectively. The Board concluded that the structure of the investment management fee rates, with the breakpoints for the Funds under the New Advisory Agreement, reflected sharing of potential economies of scale with the Funds’ stockholders.

Conclusion.  After deliberating in executive session, the members of the Board in attendance, all of whom are Independent Directors, approved the New Advisory Agreement with respect to each Fund, concluding that the New Advisory Agreement was in the best interests of each Fund.

NAM Sub-Advisory Agreement.  The Board also approved the NAM Sub-Advisory Agreement between NAM and NAM LLC as a result of the internal restructuring expected to occur with NAM. The Board considered that the services to be provided by NAM LLC under the NAM Sub-Advisory Agreement would not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, the portfolio managers will continue to manage the Funds in their capacity as employees of NAM LLC. The Board considered that NAM will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-advisor. The Board concluded, based upon the conclusions that the Board reached in connection with the approval of the New Advisory Agreement and after determining that it need not reconsider all of the factors that it had considered in connection with the approval of the New Advisory Agreement, to approve the NAM Sub-Advisory Agreement.

Voting Requirement

To become effective, the 1940 Act requires that the New Advisory Agreement and the NAM Sub-Advisory Agreement be approved by the vote of the lesser of (i) 67% or more of the voting securities of a Fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”).

If approved by stockholders of a Fund, the New Advisory Agreement with respect to that Fund will take effect as of the closing of the Transaction and the NAM Sub-Advisory Agreement will take effect at the later of the closing of the internal restructuring or the closing of the Transaction.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS OF EACH FUND VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT AND NAM SUB-ADVISORY AGREEMENT.

PROPOSAL 2:

APPROVAL OF SUB-ADVISORY AGREEMENTS

Background

FAF has entered into sub-advisory agreements (the “Current International Sub-Advisory Agreements”) with each Sub-Advisor listed below (each, a “Sub-Advisor”) under which FAF has delegated certain of its investment advisory responsibilities for the International Fund and International Select Fund. Currently, each Sub-Advisor is responsible for managing a portion of the respective Fund’s assets and receives compensation for its services out of the investment management fee paid by each Fund to FAF and not from the Fund directly.

Sub-Advisor	Fund

Altrinsic Global Advisors, LLC	International Fund, International Select Fund
Hansberger Global Investors, Inc.	International Fund, International Select Fund
Lazard Asset Management, LLC	International Select Fund

At the Special Meeting, the stockholders of the International Fund and International Select Fund also will be asked to approve New International Sub-Advisory Agreements between NAM and each Fund’s current Sub-Advisors. The New International Sub-Advisory Agreements will take effect as of the closing of the Transaction. If the Transaction closes and the stockholders of a Fund have not approved a New Sub-Advisory Agreement for that Fund with respect to one or more Sub-Advisors, the then current Board of Directors will take such actions as it deems in the best interest of the Fund, which may include entering into an interim sub-advisory agreement with the Sub-Advisor or another sub-advisor.

Information about the Sub-Advisors

Altrinsic Global Advisors, LLC (“Altrinsic”), 100 First Stamford Place, Stamford, Connecticut 06902 was established in 2000. Altrinsic is an employee-owned firm specializing in global and international investment management. As of June 30, 2010, the firm had assets under management of approximately $8.7 billion.

Hansberger Global Investors, Inc. (“HGI”), 401 East Las Olas Boulevard, Fort Lauderdale, Florida 33301, is a wholly-owned subsidiary of Hansberger Group, Inc., which is a subsidiary of Natixis Global Asset Management. The firm was founded in 1994. As of June 30, 2010, the firm had assets under management of approximately $6.9 billion.

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, is a wholly-owned subsidiary of Lazard Frères & Co., LLC. As of June 30, 2010, the firm had assets under management of approximately $111.7 billion.

Information regarding each Sub-Advisor’s officers is included in Exhibit D.

Comparison of the Current International Sub-Advisory Agreements to the New International Sub-Advisory Agreements

Set forth below is a general description of certain terms of the New International Sub-Advisory Agreements and Current International Sub-Advisory Agreements, which are identical in all material respects. The following discussion is qualified in its entirety by reference to the actual terms of the New International Sub-Advisory Agreements. Forms of the New International Sub-Advisory Agreements are attached hereto as Appendix C. The date of the Current International Sub-Advisory Agreement applicable to each Fund, the date on which it was last submitted for approval by stockholders and the date on which it was last approved by the Board are provided in Exhibit A. In addition, the table set forth in Exhibit E lists other funds registered under the 1940 Act advised/sub-advised by each Sub-Advisor with similar investment objectives and policies to the Funds sub-advised by each Sub-Advisor, the amount of assets managed for those funds and the management/sub-advisory fees received during the fiscal years ended on the dates noted.

Sub-advisory Services.  The services to be provided under the New International Sub-Advisory Agreements will be identical to the services provided under the Current International Sub-Advisory Agreements. Both the Current International Sub-Advisory Agreements and the New International Sub-Advisory Agreements provide that, subject to the supervision of the Board and the adviser, the Sub-Advisor will (a) make investment decisions for the portion of the Fund’s assets allocated to the Sub-Advisor; (b) place purchase and sale orders of portfolio securities for the Funds; and (c) employ professional portfolio managers and securities analysts to provide research services.

The Current International Sub-Advisory Agreements and the New International Sub-Advisory Agreements provide that the Sub-Advisor will manage the portion of the Fund’s assets it is allocated in accordance with (a) the Fund’s investment objective(s), policies and restrictions stated in the Fund’s prospectus, statement of additional information, articles of incorporation and bylaws, (b) all written guidelines provided to the Sub-Advisor by the adviser setting forth additional operating policies and procedures, including any limitations on the types of securities and other investment products in which the Fund is permitted to invest or on investment activities in which the Fund is permitted to engage, and (c) applicable laws and regulations.

Brokerage.  The Current International Sub-Advisory Agreements and the New International Sub-Advisory Agreements authorize each Sub-Advisor to select brokers or dealers to execute transactions on behalf of each Fund, subject to the Sub-Advisor’s obligation to seek the best overall terms. In assessing the best overall terms available for any transaction, both the Current International Sub-Advisory Agreements and the New International Sub-Advisory Agreements permit each Sub-Advisor to consider factors it deems relevant including, without limitation, brokerage and research services, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

The Current International Sub-Advisory Agreement between FAF and Lazard (the “Lazard Current International Sub-Advisory Agreement”) and the New International Sub-Advisory Agreement between NAM and Lazard (the “Lazard New International Sub-Advisory Agreement) provide that in connection with managing the portion of the Fund’s assets that Lazard is allocated, Lazard may, but is under no obligation to, aggregate securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. The Lazard Current International Sub-Advisory Agreement and the Lazard New International Sub-Advisory Agreement also require that any aggregation of securities to be sold or purchased be consistent with Lazard’s fiduciary obligation to the Fund and other clients and permitted under any applicable law or regulation. Additionally, the Lazard Current International Sub-Advisory Agreement and the Lazard New International Sub-Advisory Agreement provide that the allocation of securities so purchased or sold, as well as expenses incurred in any such transaction, be made by the Sub-Advisor in the manner that the Sub-Advisor considers to be, over time, the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

Fees and Expenses.  Under the Current International Sub-Advisory Agreements and the New International Sub-Advisory Agreements, Lazard receives a fee based on the average daily net assets of International Select Fund’s assets allocated to Lazard, and Altrinsic and HGI each receive a fee based on the aggregate average daily assets of International Fund’s and International Select Fund’s assets allocated to such Sub-Advisor. In each case, net asset value is computed at the times and in the manner specified in the Funds’ prospectus and/or statement of additional information. The sub-advisory fee rates payable under the Current International Sub-Advisory Agreements and the New International Sub-Advisory Agreements for each Fund are shown in the tables below. The fee is calculated daily and paid monthly.

Altrinsic Sub-Advisory Fee

Aggregate Assets of
Sub-Advisory Portfolio	Fee Per Annum

First $150 Million	0.45%
Next $350 Million	0.37%
Over $500 Million	0.35%

HGI Sub-Advisory Fee

Aggregate Assets of
Sub-Advisory Portfolios	Fee Per Annum

First $425 Million	0.40%
Over $425 Million	0.30%

Lazard Sub-Advisory Fee

Sub-Advisory Portfolio Assets	Fee Per Annum

First $112.5 million	0.75%
Next $37.5 Million	0.70%
Next $37.5 Million	0.65%
Over $187.5 Million	0.60%

Under the New International Sub-Advisory Agreements, as is the case under the Current International Sub-Advisory Agreements, a Sub-Advisor will be responsible for all expenses incurred by it in connection with the services it provided to a Fund. Both the Current International Sub-Advisory Agreements and the New International Sub-Advisory Agreements specifically enumerate certain expenses for which the Fund will be responsible.

Standard of Care, Limitation on Liability; Indemnification.  The Current International Sub-Advisory Agreements and the New International Sub-Advisory Agreements provide that the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the adviser in connection with the Sub-Advisor’s performance of its duties under such agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence (“Disqualifying Conduct”) on the Sub-Advisor’s part in the performance of its duties, or from reckless disregard by the Sub-Advisor of its obligations and duties under such agreement.

The Current International Sub-Advisory Agreements and the New International Sub-Advisory Agreements provide that neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the adviser, the Fund, its stockholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under the agreement arising out of or caused, directly or indirectly, by circumstances beyond the Sub-Advisor’s reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Current International Sub-Advisory Agreements and the New International Sub-Advisory Agreements also provide that each party agrees to indemnify and hold harmless the other party and its respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns from and against all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) that such party may become subject to as a result of the other party’s material breach of the sub-advisory agreement or as a result of the other party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the agreement or violation of applicable law; provided, however, that for the Current International Sub-Advisory Agreements and the New International Sub-Advisory Agreements with Lazard and HGI, no party will be indemnified for any claim, loss, liability or damage that may be sustained as a result of its own Disqualifying Conduct and for the Current International Sub-Advisory Agreement and the New International Sub-Advisory Agreement with Altrinsic, no party will be indemnified for any claim, loss, liability or damage that may be sustained as a result of its own negligence.

Term, Continuance and Termination.  The Current International Sub-Advisory Agreements and the New International Sub-Advisory Agreements provide that, unless earlier terminated, each will remain in effect for a period of two years from the date of execution. Thereafter, both the Current International Sub-Advisory Agreements and the New International Sub-Advisory Agreements provide that each will continue automatically for successive annual periods, provided such continuance is specifically approved at least annually in the manner required by the 1940 Act.

Both the New International Sub-Advisory Agreements and the Current International Sub-Advisory Agreements are terminable, without penalty, on 60 days’ written notice by the adviser, the Board, the Sub-Advisor or by vote of a majority of a Fund’s outstanding voting securities. Additionally, as required by law, the Current International Sub-Advisory Agreements and the New International Sub-Advisory Agreements provide that each will terminate automatically in the event of an assignment.

Governing Law.  Both the Current International Sub-Advisory Agreement and the New International Sub-Advisory Agreement are governed by Delaware law.

Other.  The Current International Sub-Advisory Agreement and the New International Sub-Advisory Agreement with HGI provide that the Funds and the adviser agree to submit any proposed sales literature that mentions the Sub-Advisor (other than identifying the Sub-Advisor as sub-advisor to a Fund) to the Sub-Advisor prior to use and the Sub-Advisor agrees to promptly review such materials by a reasonable and appropriate deadline. The New International Sub-Advisory Agreement with HGI specifies that the Sub-Advisor will review such materials for compliance with the laws or regulations of regulatory authorities or trade organizations to which the Sub-Advisor is subject, with the exception of any laws imposed on broker/dealers or principal underwriters for mutual fund advertising.

Board Considerations in Approving the New International Sub-Advisory Agreements

At an in-person meeting held on October 7, 2010, the members of the Board in attendance, all of whom are Independent Directors, considered whether to approve the New International Sub-Advisory Agreements between NAM and the Sub-Advisors.

The Board considered that completion of the Transaction would result in the termination of the Current Advisory Agreement for each Fund, which would cause each Current International Sub-Advisory Agreement to automatically terminate upon its terms. In anticipation of the termination of the Current International Sub-Advisory Agreements, the Board determined that the approval of New International Sub-Advisory Agreements was in the best interests of each Fund.

In determining whether to approve New International Sub-Advisory Agreements with respect to each Fund, the Board considered representations of FAF and NAM that the Transaction was not expected to impact the nature, extent and quality of services to be provided by the Sub-Advisors. The Board also considered that the terms of the New International Sub-Advisory Agreements, including the fees payable to the Sub-Advisors, would not change in any material respect in connection with the Transaction. They considered the sub-advisory fees in light of the changes to the advisory fee and expense structure discussed above, noting that the sub-advisory fee schedules include breakpoints. The Board also considered that the Funds will not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing a proxy statement to stockholders of the Funds and related solicitation expenses. The Board considered that it had recently renewed the Current International Sub-Advisory Agreements pursuant to an extensive annual renewal process that concluded at its June 2010 meeting. The Board also determined that it was appropriate to take into consideration the extensive information received throughout the year regarding performance and operating results of the Funds, given the retention of the existing Sub-Advisors and the continuity of portfolio management expected following the Transaction. The Board concluded, based upon all of these considerations, along with the conclusions the Board reached with respect to the last renewal of each Current International

Sub-Advisory Agreement, that it need not reconsider all of the factors that it would typically consider in connection with an initial contract approval or contract renewal.

Based upon its evaluation of all information and factors it determined to be relevant to its deliberations, and assisted by the advice of independent legal counsel, the members of the Board in attendance, all of whom are Independent Directors, concluded that New International Sub-Advisory Agreements between NAM and each Fund’s current Sub-Advisors should be approved.

Voting Requirement

Each New International Sub-Advisory Agreement must be approved by the vote of a 1940 Act Majority of the stockholders of the Fund to which the New International Sub-Advisory Agreement relates.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS OF EACH APPLICABLE FUND VOTE “FOR” APPROVAL OF THE NEW INTERNATIONAL SUB-ADVISORY AGREEMENTS FOR THEIR FUND.

PROPOSAL 3:

ELECTION OF DIRECTORS

Background

The ten persons shown below have been nominated to the Board to serve upon the closing of the Transaction. Virginia L. Stringer currently serves on the Board and acts as its Chair. Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Terence J. Toth and John P. Amboian currently serve as directors/trustees of the Nuveen Funds. The persons named as proxies on the enclosed card will vote for the election of all the Director Nominees named below unless authority to vote for any or all of the Director Nominees is withheld in the proxy. Each of the Director Nominees has consented to serve as a director, if elected. However, if any Director Nominee should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominees as the current Board may recommend. If the Transaction is not consummated, the Director Nominees will not take office and the current Board will continue to serve.

Certain information concerning the Director Nominees is set forth below. Additional information concerning the Director Nominees, including Fund share ownership and compensation of the Director Nominees, is set forth in Exhibit F and Exhibit G to this Proxy Statement.

Biographical Information

Certain biographical and other information relating to the Director Nominees is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios to be overseen in the complex of funds advised by Nuveen and its affiliates and any public directorships held during the last five years. Other than Mr. Amboian, no Director Nominee will be an “interested person,” as defined in the 1940 Act, of the Funds or NAM and has ever been an employee or director of Nuveen, NAM’s parent company, or any affiliate.

	Position(s)	Term of		Number of
	Proposed to	Office and		Nuveen-Affiliate	Public Directorships
Name, Address	Be Held with	Length of	Principal Occupation(s)	Advised Funds	Held During Past
(Year of Birth)	Each Fund	Time Served	During Past Five Years	to Be Overseen**	Five Years

Robert P. Bremner† (1940)	Director	N/A*	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.	246***	N/A

	Position(s)	Term of		Number of
	Proposed to	Office and		Nuveen-Affiliate	Public Directorships
Name, Address	Be Held with	Length of	Principal Occupation(s)	Advised Funds	Held During Past
(Year of Birth)	Each Fund	Time Served	During Past Five Years	to Be Overseen**	Five Years

Jack B. Evans† (1948)	Director	N/A*	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	246	See Principal Occupation Description
William C. Hunter† (1948)	Director	N/A*	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005) of Beta Gamma Sigma International Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	246	See Principal Occupation Description
David J. Kundert† (1942)	Director	N/A*	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; member of the Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of the Investment Committee, Greater Milwaukee Foundation	246***	See Principal Occupation Description
William J. Schneider† (1944)	Director	N/A*	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired) of Miller-Valentine Group; Member, University of Dayton Business School Advisory Council; Member, Mid-America Health System Board; formerly Member and Chair, Dayton Philharmonic Orchestra Board; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	246***	See Principal Occupation Description

	Position(s)	Term of		Number of
	Proposed to	Office and		Nuveen-Affiliate	Public Directorships
Name, Address	Be Held with	Length of	Principal Occupation(s)	Advised Funds	Held During Past
(Year of Birth)	Each Fund	Time Served	During Past Five Years	to Be Overseen**	Five Years

Judith M. Stockdale† (1947)	Director	N/A*	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	246***	N/A
Carole E. Stone† (1947)	Director	N/A*	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	246***	See Principal Occupation Description
Virginia L. Stringer¥ (1944)	Director	Director of the Company’s Board since 1987*	Board member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex since 1987 and Chair since 1997.	246	See Principal Occupation Description
Terence J. Toth† (1959)	Director	N/A*	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004) Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007); Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	246	See Principal Occupation Description

	Position(s)	Term of		Number of
	Proposed to	Office and		Nuveen-Affiliate	Public Directorships
Name, Address	Be Held with	Length of	Principal Occupation(s)	Advised Funds	Held During Past
(Year of Birth)	Each Fund	Time Served	During Past Five Years	to Be Overseen**	Five Years

Interested Nominee:

John P. Amboian‡† (1961)	Director	N/A*	Chief Executive Officer and Chairman (since 2007), Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management and Nuveen Investments Advisors, Inc.	246	See Principal Occupation Description

¥	The address of the Director Nominee is c/o FAF Advisors, 800 Nicolet Mall, Minneapolis, Minnesota 55402.

†	The address of the Director Nominee is c/o Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, IL 60606.

*	Each Director Nominee will serve until his or her successor is elected and qualifies, or his or her earlier death, resignation or removal as provided in the Company’s Articles and Bylaws.

**	The disclosure in this column assumes that the New Advisory Agreement is approved for each Fund, and thus includes each of the 41 funds in the FAF fund complex that are a part of the Transaction and the Nuveen Funds.

***	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of Nuveen Asset Management.

‡	“Interested person,” as defined in the 1940 Act, of the Nuveen-sponsored funds by reason of being an officer of Nuveen.

Mr. Jack B. Evans is President of the Hall-Perrine Foundation, a private philanthropic corporation and a member of its investment committee. FAF, a wholly-owned subsidiary of U.S. Bancorp, manages certain assets of the Foundation in a separately managed account. As a result of the Transaction, NAM will manage such assets in the Foundation’s separately managed account. For its services, the Foundation paid FAF approximately $110,000 during the two most recently completed calendar years.

The Board believes that each Director Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Director Nominees lead to the conclusion that each Director Nominee should serve as a director. The Board reviewed biographical information regarding each Director Nominee, including the information set forth below:

Robert P. Bremner — Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of predominately municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his Masters of Business Administration (“MBA”) from Harvard University.

Jack B. Evans — President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Gazette Companies, is President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter — Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the

Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert — Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider — Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004), of Miller-Valentine Partners Ltd., a real estate investment company. He is a Director and Past Chair of the Dayton Development Coalition. He is a former member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds and he also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale — Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone — Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated and was a Commissioner on the New York State Commission on Public Authority Reform. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts degree in Business Administration from Skidmore College.

Virginia L. Stringer — Ms. Stringer has served as the independent chair of the Board since 1997, having joined the Board in 1987. Prior to becoming Board chair, she was chair of the Board’s governance committee. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors

Council and on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer also serves as board chair of the Oak Leaf Trust, is the immediate past board chair of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of The Minnesota Opera and a Life Trustee and former board chair of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor to the Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy, and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and The Pillsbury Company.

Terence J. Toth — Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and University of Illinois Leadership Council, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

John P. Amboian — Mr. Amboian joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. Mr. Amboian serves on the Board of Directors of Nuveen and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago. He received a Bachelor’s degree in economics and an MBA from the University of Chicago.

The Board believes that the totality of the information it received regarding the Director Nominees supports the conclusion that each Director Nominee is qualified to serve as a director of the Company.

Current FAF Board Leadership

The Board is responsible for overseeing generally the operation of the Funds. Each Director is considered to be an Independent Director. The current Directors also serve as directors of other funds in the First American fund complex (the “Fund Complex”). Taking into account the number, diversity and complexity of the funds overseen by the Directors and the aggregate amount of assets under management in the Fund Complex, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may use the resources of the Funds’ counsel and auditors, counsel to the Independent Directors, as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise.

The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks. The Board’s role in risk oversight of the Funds reflects its responsibility to oversee generally, rather than to manage, the operations of the Funds. The actual day-to-day risk management with respect to the Funds resides with FAF and the other service providers to the Funds. In line with the Board’s oversight responsibility, the Board receives reports and makes inquiries regarding various risks at its regular meetings or otherwise. However, the Board relies upon the Funds’ Chief Compliance Officer, who reports directly to the Board, and FAF (including its Chief Risk Officer and other members of its management team) to assist the Board in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Although the risk management policies of FAF and the other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or FAF, its affiliates or other service providers.

Committees of the Current Board

There are currently three standing committees of the Board: Audit Committee, Pricing Committee and Governance Committee. All committee members are Independent Directors. If elected, the Director Nominees may determine to change the structure of the standing Board committees.

	Committee Function	Committee Members

Audit Committee	The purposes of the Committee are (1) to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Funds’ financial statements and the independent audit thereof; (3) to assist Board oversight of the Funds’ compliance with legal and regulatory requirements; and (4) to act as a liaison between the Funds’ independent auditors and the full Board of Directors. The Audit Committee, together with the Board of Directors, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for stockholder approval in any proxy statement). The Funds have adopted an Audit Committee Charter which is attached as Exhibit J.	Leonard W. Kedrowski (Chair) Benjamin R. Field III John P. Kayser Richard K. Riederer Virginia L. Stringer (ex-officio)

	Committee Function	Committee Members

Pricing Committee	The Committee is responsible for valuing portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors.	Roger A. Gibson (Chair) James M. Wade Benjamin R. Field III Virginia L. Stringer (ex-officio)
Governance Committee	The Committee has responsibilities relating to (1) Board and Committee composition; (2) Committee structure; (3) director education; and (4) governance practices. The Governance Committee Charter is attached as Exhibit K.	Joseph D. Strauss (Chair) James M. Wade Victoria J. Herget Virginia L. Stringer (ex-officio)

In addition to the above committees, the Board appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board, together with the Board Chair, in evaluating Fund performance, Fund service provider contracts, and arrangements for execution of Fund trades. Ms. Herget is the current Fund Review Liaison.

The Governance Committee will consider stockholder recommendations for director nominees in the event there is a vacancy on the Board or in connection with any special stockholders meeting which is called for the purpose of electing directors. The Company does not hold regularly scheduled annual stockholders’ meetings. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder.

The Governance Committee has not established specific minimum qualifications that it believes must be met by a director nominee. In evaluating director nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is not an “interested person” as defined in the 1940 Act; and whether the individual is deemed an “audit committee financial expert” within the meaning of applicable Securities and Exchange Commission (“SEC”) rules. The Governance Committee also considers whether the individual’s background, skill, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. In addition to considering shareholder recommendations, the Governance Committee may consider recommendations by business and personal contacts of current Board members, by Fund management, and by executive search firms which the committee may engage from time to time.

A stockholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Strauss), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is “independent” within the meaning of New York Stock Exchange and American Stock Exchange listing standards, and is not an “interested person” of the Company, as that term is defined in the 1940 Act;

•	any other information that the Fund would be required to include in a proxy statement concerning the person if he or she were nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. Stockholder recommendations for nominations to the Board will be accepted on an ongoing basis and will be kept on file for consideration when there is a vacancy on the Board or prior to a stockholders’ meeting called for the purpose of electing directors.

Current Structure of the Nuveen Board

Each of the Director Nominees, other than Ms. Stringer, currently serve on a common board that oversees all of the funds in the Nuveen complex. It is expected that Ms. Stringer will be nominated to serve on such board with respect to the other funds in the Nuveen complex following the closing of the Transaction. If elected, the Director Nominees may determine to change the Funds’ current committee structure.

The board of trustees/directors of the Nuveen funds (the “Nuveen Board”) has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the board members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the funds’ business. With this overall framework in mind, when the Nuveen Board, through its nominating and governance committee discussed below, seeks nominees for the Nuveen Board, the board members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Nuveen Board’s diversity and at the same time complement the Nuveen Board given its current composition and the mix of skills and experiences of the incumbent board members. The nominating and governance committee believes that the Nuveen Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Nuveen Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Nuveen Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Nuveen Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the board’s influence and oversight over the adviser and other service providers.

In an effort to enhance the independence of the Nuveen Board, the Nuveen Board also has a chairman that is an independent board member. The Nuveen Board recognizes that a chairman can perform an important role in setting the agenda for the board, establishing the boardroom culture, establishing a point person on behalf of the board for fund management, and reinforcing the board’s focus on the long-term interests of shareholders. The Nuveen Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the board members have elected Mr. Bremner as the independent chairman of the board. Specific responsibilities of the chairman include: (i) presiding at all meetings of the board and of the shareholders; (ii) seeing that all orders and resolutions of the board members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the board members and the shareholders.

Although the Nuveen Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Nuveen Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full board. The Nuveen Board believes that a committee structure is an effective means to permit board members to focus on particular operations or issues affecting the funds, including risk oversight. More specifically, with respect to risk oversight, the Nuveen Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Nuveen Board believes that the periodic rotation of board members among the different committees allows the board members to gain additional and different perspectives of a fund’s operations. The Nuveen Board has established five standing committees: the executive committee, the dividend committee, the audit committee, the compliance, risk management and regulatory oversight committee and the nominating and governance committee. The Nuveen Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The executive committee, which meets between regular meetings of the Nuveen Board, is authorized to exercise all of the powers of the Nuveen Board. Mr. Bremner, Chair, Ms. Stockdale and Mr. Amboian serve as the current members of the executive committee of the board.

The dividend committee is authorized to declare distributions on each fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Mr. Evans, Chair, Ms. Stockdale and Mr. Toth.

The Nuveen Board has an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of independent board members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange or the NYSE Amex, as applicable. The audit committee assists the Nuveen Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the funds, and the audits of the financial statements of the funds; the quality and integrity of the financial statements of the funds; the funds’ compliance with legal and regulatory requirements relating to the funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the funds and the internal valuation group of Nuveen. It is the responsibility of the audit committee to select, evaluate and replace any independent auditors (subject only to Nuveen Board and, if applicable, shareholder ratification) and to determine their compensation. The audit committee is also responsible for, among other things, overseeing the valuation of securities comprising the funds’ portfolios. Subject to the Nuveen Board’s general supervision of such actions, the audit committee addresses any valuation issues, oversees the funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the funds’ securities brought to its attention and considers the risks to the funds in assessing the possible resolutions to these matters. The audit committee may also consider any financial risk exposures for the funds in conjunction with performing its functions.

To fulfill its oversight duties, the audit committee receives annual and semi-annual reports and has regular meetings with the external auditors for the funds and the internal audit group at Nuveen. The audit committee also may review in a general manner the processes the Nuveen Board or other board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the funds’ financial statements. The audit committee operates under a written audit committee charter adopted and approved by the Nuveen Board, which charter conforms to the listing standards of the New York Stock Exchange or the NYSE Amex, as applicable. Members of the audit committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the board members, would interfere with their exercise of independent judgment as an audit committee member. The members of the audit committee are Mr. Bremner, Mr. Evans, Mr. Kundert, Chair, Mr. Schneider and Mr. Toth, each of whom is an independent board member of the funds.

The compliance, risk management and regulatory oversight committee (the “compliance committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the funds that are not otherwise the jurisdiction of the other committees. The Nuveen Board has adopted and periodically reviews policies and procedures designed to address the funds’ compliance and risk matters. As part of its duties, the compliance committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Nuveen Board; develops new policies and procedures as new regulatory matters affecting the funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Nuveen Board.

In addition, the compliance committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the compliance committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the compliance committee evaluates the risks to the funds in adopting a particular approach or resolution compared to the anticipated benefits to the funds and their shareholders. In fulfilling its obligations, the compliance committee meets on a quarterly basis, and at least once a year in person. The compliance committee receives written and oral reports from the funds’ chief compliance officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Nuveen Board regarding the operations of the funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The compliance committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Nuveen Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Nuveen Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Nuveen Board directly and/or in conjunction with the compliance committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Nuveen Board. The compliance committee operates under a written charter adopted and approved by the Nuveen Board. The members of the compliance committee are Mr. Hunter, Mr. Schneider, Chair, Ms. Stockdale and Ms. Stone.

The nominating and governance committee is responsible for seeking, identifying and recommending to the board qualified candidates for election or appointment to the Nuveen Board. In addition, the nominating and governance committee oversees matters of corporate governance, including the evaluation of board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the nominating and governance committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Nuveen Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the nominating and governance committee has a separate meeting each year to, among other things, review the board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Nuveen Board’s governance over the funds’ business.

In addition, the nominating and governance committee, among other things, makes recommendations concerning the continuing education of board members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with board members; and periodically reviews and makes recommendations about any appropriate changes to board member compensation. The nominating and governance committee sets appropriate standards and requirements for nominations for new board members and reserves the right to interview any and all candidates and to make the final selection of any new board members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an independent board member candidate, independence from the adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the board and the skills and backgrounds of the incumbent board member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the board and with management and yet maintain a collegial and collaborative manner toward other board members. The nominating and governance committee operates under a written charter adopted and approved by the Nuveen Board and is composed entirely of independent board members. Accordingly, the members of the nominating and governance committee are Mr. Bremner, Chair, Mr. Evans, Mr. Hunter, Mr. Kundert, Mr. Schneider, Ms. Stockdale, Ms. Stone and Mr. Toth.

Committee and Board of Directors Meetings

During each Fund’s last fiscal year, each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of committees of which he or she was a regular member held during the fiscal year. For information about the number of meetings of the Board, the Pricing Committee, Audit Committee and the Governance Committee held during each Fund’s most recently completed fiscal year, see Exhibit H to the Proxy Statement.

Stockholder Communications

Stockholders may send written communications to the Board or to an individual director by mailing such correspondence to the Secretary of the Company (at P.O. Box 1329, Minneapolis, Minnesota 55440-1329). Such communications must be signed by the stockholder and identify the number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual director.

Compensation of the Current Board

The Fund Complex currently pays directors who are not paid employees or affiliates of the Funds an annual retainer of $150,000 ($265,000 in the case of the Chair). The Fund Review Liaison and the Audit Committee Chair each receive an additional annual retainer of $20,000. The other standing Committee Chairs receive an additional annual retainer of $15,000. In addition, directors are paid the following fees for attending Board and committee meetings:

•	$1,000 for attending the first day of an in-person Board of Directors meeting ($1,500 in the case of the Chair);

•	$2,000 for attending the second day of an in-person Board of Directors meeting ($3,000 in the case of the Chair);

•	$1,000 for attending the third day of an in-person Board of Directors meeting ($1,500 in the case of the Chair), assuming the third day ends no later than early afternoon; and

•	$500 for in-person attendance at any committee meeting ($750 in the case of the Chair of each committee).

A director who participates telephonically in any in-person Board or Committee meeting receives half of the fee that director would have received for attending, in person, the Board or Committee meeting. For telephonic Board and Committee meetings, the Chair and each director and Committee Chair, as applicable, receive a fee equal to half the fee he or she would have received for attending an in-person meeting.

Directors also receive $3,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business, and to attend mutual fund industry conferences or seminars. The amounts specified in this section are allocated evenly among the funds in the Fund complex.

The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the “Plan”). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the

Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

Information relating to the amount of compensation paid to the Independent Directors is set forth in Exhibit F to this Proxy Statement.

Officers of the Company

Information relating to the officers of the Company is set forth in Exhibit D to this Proxy Statement. Officers of the Company are elected by the Board annually. Officers of the Company may be removed by the Board, with or without cause, and officers may resign in the manner provided in the Bylaws. It is expected that if NAM is appointed as adviser and the Director Nominees are elected, the new Board will elect a new slate of officers of the Company, including both current officers as well as employees of NAM and Nuveen.

Stock Ownership

Set forth in Exhibit G to this Proxy Statement is the following information for each Director Nominee: (i) the aggregate dollar range of stock ownership in each Fund; and (ii) the aggregate dollar range of securities owned in all registered Nuveen Funds.

As of the Record Date, the current directors, Director Nominees, and officers of the Company as a group owned an aggregate of less than 1% of the shares of each Fund outstanding.

As of the Record Date, the persons listed in Exhibit I beneficially owned 5% or more of any class of shares of a Fund.

Voting Requirement

Election of a Director Nominee requires a plurality of votes by stockholders of all Funds voting together as a single class.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES.

ADDITIONAL INFORMATION ABOUT THE SPECIAL MEETING

Quorum

The presence in person or by proxy of the holders of record of thirty percent (30%) of the shares issued and outstanding and entitled to vote at the Special Meeting shall constitute a quorum for the transaction of any business.

If a quorum of stockholders of the Company or one or more Funds is not present at the Special Meeting, the holders of a majority of the shares of the Company or such Fund or Funds, present in person or by proxy and entitled to vote, shall have the power to adjourn the Special Meeting with respect to the Proposals for the Company or such Fund or Funds. The Special Meeting may be adjourned without notice other than announcement at the Special Meeting for not more than 120 days after the Record Date for the Special Meeting. At such adjourned meeting at which the requisite shares entitled to vote thereat shall be represented, any business may be transacted which could have been transacted at the meeting as originally notified.

Voting Requirements

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Special Meeting in accordance with the directions in the proxies; if no direction is indicated, the shares will be voted “FOR” Proposal 1, Proposal 2 and Proposal 3.

Assuming a quorum is present at the Special Meeting, approval of Proposal 1 and Proposal 2 will require the vote of a 1940 Act Majority of each Fund, as applicable, and Proposal 3 will require a plurality of votes by stockholders of all Funds voting together as a single class.

Broker Non-Votes and Abstentions

All returned proxies count towards a quorum, regardless of how they are voted. Any abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any proposal including a proposal to adjourn. A “broker non-vote” occurs when a broker or nominee holding shares in “street name” indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner. Abstentions and broker non-votes will have the same effect as a vote against Proposal 1 and Proposal 2, or a proposal to adjourn the Special Meeting. Abstentions and broker non-votes will have no effect on Proposal 3.

Revocation

You may revoke your proxy at any time up until voting results are announced at the Special Meeting. You can do this by writing to the Secretary of the Company, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again — using your original proxy card, by the Internet or by toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted “FOR” each proposal.

Expenses

NAM and U.S. Bank will share all costs of solicitation, including the cost of preparing and mailing the Notice of Special Meeting and this Proxy Statement. Representatives of FAF or NAM, without cost to the Funds, may solicit proxies by means of mail, telephone, or personal calls. The Funds have engaged The Altman Group to assist in the solicitation of proxies at an estimated cost of $161,124, plus reasonable expenses, which costs will be shared by NAM and U.S. Bank.

Other Matters

At this point, we know of no other business to be brought before the Special Meeting. However, if any other matters do come up, the persons named as proxies will vote upon these matters according to their best judgment.

Brokerage Commissions to Affiliates

During the Funds’ most recently completed fiscal year, no brokerage commissions were paid to affiliated brokers.

Independent Registered Public Accounting Firms’ Fees

The Board has retained Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm for the fiscal years ending either June 30, 2011 or October 31, 2011. E&Y has informed the Funds that it has no material direct or indirect financial interest in any Fund.

Audit Fees.  E&Y billed the Company audit fees totaling $1,221,819 in the fiscal year ended June 30, 2010 and $1,425,606 in the fiscal year ended June 30, 2009. E&Y billed the Company audit fees totaling $1,139,190 in the fiscal year ended October 31, 2009 and $1,080,747 in the fiscal year ended October 31, 2008. Audit fees include fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the Company’s Form N-CSR.

Audit-Related Fees.  E&Y billed the Company audit-related fees totaling $3,874 in the fiscal year ended June 30, 2010 and $109,259 in the fiscal year ended June 30, 2009. E&Y billed the Company audit-related fees totaling $108,154 in the fiscal year ended October 31, 2009 and $3,647 in the fiscal year ended October 31, 2008. Audit-related fees include fees associated with the semi-annual review of Fund disclosures.

Tax Fees.  E&Y billed the Company fees of $241,347 in the fiscal year ended June 30, 2010 and $231,164 in the fiscal year ended June 30, 2009, for tax services, including tax compliance, tax advice, and tax planning. E&Y billed the Company fees totaling $170,849 in the fiscal year ended October 31, 2009 and $209,423 in the fiscal year ended October 31, 2008 for tax services, including tax compliance, tax advice, and tax planning. Tax compliance, tax advice, and tax planning services are services primarily related to preparation of original and amended tax returns, timely regulated investment company qualification reviews, and tax distribution analysis and planning.

All Other Fees.  There were no fees billed by E&Y for other services to the Funds during each Fund’s two most recent fiscal years.

Non-Audit Fees.  The aggregate non-audit fees billed by E&Y to the Company, FAF and any entity controlling, controlled by, or under common control with FAF that provides ongoing services to the Company, totaled $1,020,831 in the fiscal period June 30, 2010, $499,536 in the fiscal year ended June 30, 2009, $1,071,003 in the fiscal period October 31, 2009 and $321,233 in the fiscal year ended October 31, 2008.

Audit Committee Policy Regarding Pre-Approval of Services

The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for the Fund by E&Y. Such procedures also require the pre-approval of non-audit services provided to FAF, U.S. Bank, Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF that provides ongoing services to the Funds, but only if those services relate directly to the operations and financial reporting of the Funds. All of the services described above were pre-approved in accordance with the Audit Committee’s pre-approval procedures.

Other

Representatives of E&Y are expected to be available via telephone at the Special Meeting and will have an opportunity to make a statement if they so desire and to respond to questions from stockholders.

Address of Investment Adviser

The principal office of FAF is located at 800 Nicollet Mall, Minneapolis, Minnesota 55402. The principal office of NAM is located at 333 West Wacker Drive, Chicago, IL 60606.

Administrator

FAF serves as Administrator pursuant to the Current Administrative Agreement between FAF and the Company, dated July 1, 2006. U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, WI 53202, serves as sub-administrator pursuant to a Sub-Administration Agreement between FAF and USBFS, dated July 1, 2005. USBFS is a subsidiary of U.S. Bancorp. Under the Current Administrative Agreement, FAF provides, or compensates others to provide, services to the Funds. These services include various legal, oversight, administrative, and accounting services. The Funds pay FAF administrative fees, which are calculated daily and paid monthly, equal to each Fund’s proportionate amount equal, on an annual basis, to 0.25% of the Complex-Wide Assets up to $8 billion, 0.235% on the next $17 billion of Complex-Wide Assets, 0.22% on the next $25 billion of Complex-Wide Assets, and 0.20% of the Complex-Wide Assets in excess of $50 billion. All fees paid to USBFS, as sub-administrator, are paid from the administrative fee. In addition to these fees, the Funds may reimburse FAF for any out-of-pocket expenses incurred in providing administrative services. The administrative fees paid by each Fund to FAF during the most recent fiscal year are listed in Exhibit L.

Householding and Delivery of Materials

This Proxy Statement will be delivered to two or more stockholders who share an address, unless one of the Funds has received contrary instructions from one or more stockholders. Each Fund will furnish, without charge, upon request, a separate copy of this Proxy Statement to any stockholder at a shared address to which a single copy was delivered. Further, stockholders who share an address and are receiving multiple copies of this Proxy Statement may contact each Fund in order to receive a single copy of any future proxy statement.

THE FUNDS’ MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE AT NO COST. TO REQUEST A REPORT, PLEASE WRITE TO THE FUNDS AT 800 NICOLLET MALL, MINNEAPOLIS, MINNESOTA 55402, OR CALL (800) 677-FUND.

STOCKHOLDER PROPOSALS

The Funds are not required to hold annual stockholder meetings. Because the Funds do not hold regular meetings of stockholders, the anticipated date of the next stockholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of stockholders, a stockholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

It is important that proxies be returned promptly in order to avoid unnecessary delay and cost. Stockholders are therefore urged to complete, sign and date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

By Order of the Board of Directors

Thomas S. Schreier, Jr.
President

November 10, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON DECEMBER 17, 2010:

This Proxy Statement is available at www.firstamericanfunds.com.

APPENDIX A

FORM OF
MANAGEMENT AGREEMENT
BETWEEN
NUVEEN INVESTMENT FUNDS, INC.
AND
NUVEEN ASSET MANAGEMENT

Nuveen Investment Funds, Inc., a Maryland corporation registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end diversified management series investment company (“Company”), hereby appoints NUVEEN ASSET MANAGEMENT, a Delaware corporation registered under the Investment Advisers Act of 1940 as an investment adviser, of Chicago, Illinois (“Manager”), to furnish investment advisory and management services and certain administrative services with respect to the portion of its assets represented by the shares issued in the series listed in Schedule A hereto, as such schedule may be amended from time to time (each such series hereinafter referred to as “Fund”). Company and Manager hereby agree that:

1. Investment Management Services.  Manager shall manage the investment operations of Company and each Fund, subject to the terms of this Agreement and to the supervision and control of Company’s Board of Directors (“Directors”). Manager agrees to perform, or arrange for the performance of, the following services with respect to each Fund:

(a) to obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

(b) to formulate and maintain a continuous investment program in a manner consistent with and subject to (i) Company’s articles of incorporation and by-laws; (ii) the Fund’s investment objectives, policies, and restrictions as set forth in written documents furnished by the Company to Manager; (iii) all securities, commodities, and tax laws and regulations applicable to the Fund and Company; and (iv) any other written limits or directions furnished by the Directors to Manager;

(c) unless otherwise directed by the Directors, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Fund, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

(d) to use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

(e) to make recommendations as to the manner in which voting rights, rights to consent to Company or Fund action, and any other rights pertaining to Company or the Fund shall be exercised;

(f) to make available to Company promptly upon request all of the Fund’s records and ledgers and any reports or information reasonably requested by the Company; and

(g) to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

Except as otherwise instructed from time to time by the Directors, with respect to execution of transactions for Company on behalf of a Fund, Manager shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counterparties or agents selected by Manager. In connection with the selection of all such parties for the placement of all such orders, Manager shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell portfolio securities from and to brokers and dealers who provide Manager with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Manager is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Manager determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

Company hereby authorizes any entity or person associated with Manager that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Fund to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Company hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

Manager may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for Company or one or more Funds in order to obtain best execution or lower brokerage commissions. In such event, Manager shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to Company, the Funds, and Manager’s other customers.

Manager shall for all purposes be deemed to be an independent contractor and not an agent of Company and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Company in any way.

2. Administrative Services.  Subject to the terms of this Agreement and to the supervision and control of the Directors, Manager shall provide to the Company facilities, equipment, statistical and research data, clerical, fund administrative services, internal auditing and legal services, and personnel to carry out all management services required for operation of the business and affairs of the Funds other than those services to be performed by the Company’s Distributor pursuant to the Distribution Agreement, those services to be performed by the Company’s Custodian pursuant to the Custody Agreement, those services to be performed by the Company’s Transfer Agent pursuant to the Transfer Agency Agreement, those accounting and administrative services to be provided by a third-party service provider pursuant to an agreement approved by the Directors, and those services normally performed by the Company’s counsel and auditors.

3. Use of Affiliated Companies and Subcontractors.  In connection with the services to be provided by Manager under this Agreement, Manager may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations, make use of (i) its affiliated companies and their directors, Directors, officers, and employees and (ii) subcontractors selected by Manager, provided that Manager shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Manager or such parties.

4. Expenses Borne by Company.  Except to the extent expressly assumed by Manager herein or under a separate agreement between Company and Manager and except to the extent required by law to be paid by Manager, Manager shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Company. Without limitation, such costs and expenses shall include but not be limited to:

(a) all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property;

(b) all charges for equipment or services used for obtaining price quotations or for communication between Manager or Company and the custodian, transfer agent or any other agent selected by Company;

(c) all charges for accounting and administrative services provided to Company by a third-party service provider pursuant to an agreement approved by the Directors;

(d) all charges for services of Company’s independent auditors and for services to Company by legal counsel;

(e) all compensation of Directors, other than those affiliated with Manager, all expenses incurred in connection with their services to Company, and all expenses of meetings of the Directors or committees thereof;

(f) all expenses incidental to holding meetings of shareholders of the Company (“Shareholders”), including printing and of supplying each record-date Shareholder with notice and proxy solicitation material, and all other proxy solicitation expense;

(g) all expenses of printing of annual or more frequent revisions of Company prospectus(es) and of supplying each then-existing Shareholder with a copy of a revised prospectus;

(h) all expenses related to preparing and transmitting certificates representing Company shares;

(i) all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Directors;

(j) all brokers’ commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

(k) all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

(l) all expenses of registering and maintaining the registration of Company under the 1940 Act and, to the extent no exemption is available, expenses of registering Company’s shares under the Securities Act of 1933, of qualifying and maintaining qualification of Company and of Company’s shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of Company under all other laws applicable to Company or its business activities;

(m) all interest on indebtedness, if any, incurred by Company or a Fund; and

(n) all fees, dues and other expenses incurred by Company in connection with membership of Company in any trade association or other investment company organization.

5. Allocation of Expenses Borne by Company.  Any expenses borne by Company that are attributable solely to the organization, operation or business of a Fund shall be paid solely out of Fund assets. Any expense borne by Company which is not solely attributable to a Fund, nor solely to any other series of shares of Company, shall be apportioned in such manner as Manager determines is fair and appropriate, or as otherwise specified by the Board of Directors.

6. Expenses Borne by Manager.  Manager at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement.

In the event that Manager pays or assumes any expenses of Company or a Fund not required to be paid or assumed by Manager under this Agreement, Manager shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve Manager of any obligation to Company or a Fund under any separate agreement or arrangement between the parties.

7. Management Fee.  For the services rendered, facilities provided, and charges assumed and paid by Manager hereunder, Company shall pay to Manager out of the assets of each Fund fees at the annual rate for such Fund as set forth in Schedule B to this Agreement. For each Fund, the management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund, determined in the manner established by the Board of Directors, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

8. Retention of Sub-Advisor.  Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Manager may retain one or more Sub-Advisors at Manager’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to Company or one or more Funds. Retention of a Sub-Advisor shall in no way reduce the responsibilities or obligations of Manager under this Agreement, and Manager shall be responsible to Company and its Funds for all acts or omissions of any Sub-Advisor in connection with the performance of Manager’s duties hereunder.

9. Non-Exclusivity.  The services of Manager to Company hereunder are not to be deemed exclusive and Manager shall be free to render similar services to others.

10. Standard of Care.  The Manager shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

11. Amendment.  This Agreement may not be amended as to the Company or any Fund without the affirmative votes (a) of a majority of the Board of Directors, including a majority of those Directors who are not “interested persons” of Company or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a “majority of the outstanding shares” of Company or, with respect to any amendment affecting an individual Fund, a “majority of the outstanding shares” of that Fund. The terms “interested persons” and “vote of a majority of the outstanding shares” shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

12. Effective Date and Termination.  This Agreement shall become effective as to any Fund as of the effective date for that Fund specified in Schedule A hereto. This Agreement may be terminated at any time, without payment of any penalty, as to any Fund by the Board of Directors of Company, or by a vote of a majority of the outstanding shares of that fund, upon at least sixty (60) days’ written notice to Manager. This Agreement may be terminated by Manager at any time upon at least sixty (60) days’ written notice to Company. This Agreement shall terminate automatically in the event of its “assignment” (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect with respect to any Fund for the initial term applicable to that Fund specified in Schedule A and thereafter from year to year only so long as such continuance is specifically approved with respect to that Fund at least annually (a) by a majority of those Directors who are not interested persons of Company or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Directors of Company or by a “vote of a majority of the outstanding shares” of the Fund.

13. Ownership of Records; Interparty Reporting.  All records required to be maintained and preserved by Company pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Manager on behalf of Company and any other records the parties mutually agree shall be maintained by Manager on behalf of Company are the property of Company and shall be surrendered by Manager promptly on request by Company; provided that Manager may at its own expense make and retain copies of any such records.

Company shall furnish or otherwise make available to Manager such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of each Shareholder in a Fund as Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

Manager shall prepare and furnish to Company as to each Fund statistical data and other information in such form and at such intervals as Company may reasonably request.

14. Use of Manager’s Name.  Company may use the name “Nuveen Investment Funds, Inc.” and the Fund names listed in Schedule A or any other name derived from the name “Nuveen” only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Manager as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Company will cease to use any name derived from the name “Nuveen” or otherwise connected with Manager, or with any organization which shall have succeeded to Manager’s business as investment adviser.

15. Governing Law.  This Agreement shall be governed in accordance with the internal laws of the State of Illinois, without giving effect to principles of conflict of laws.

16. References and Headings.  In this Agreement and in any amendment hereto, references to this Agreement and all expressions such as “herein,” “hereof,” and “hereunder” shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction, or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated:          , 20

NUVEEN INVESTMENT FUNDS, INC.

BY
Vice President

ATTEST

NUVEEN ASSET MANAGEMENT

BY
Managing Director

ATTEST

NUVEEN INVESTMENT FUNDS, INC.
MANAGEMENT AGREEMENT

SCHEDULE A

The Funds of the Company currently subject to this Agreement and the effective date for each are as follows:

Fund	Effective Date	Initial Term

California Tax Free Fund
Colorado Tax Free Fund
Core Bond Fund
Equity Income Fund
Equity Index Fund
Global Infrastructure Fund
High Income Bond Fund
Inflation Protected Securities Fund
Intermediate Government Bond Fund
Intermediate Tax Free Fund
Intermediate Term Bond Fund
International Fund
International Select Fund
Large Cap Growth Opportunities Fund
Large Cap Select Fund
Large Cap Value Fund
Mid Cap Growth Opportunities Fund
Mid Cap Index Fund
Mid Cap Select Fund
Mid Cap Value Fund
Minnesota Intermediate Municipal Bond Fund
Minnesota Municipal Bond Fund
Missouri Tax Free Fund
Nebraska Municipal Bond Fund
Ohio Tax Free Fund
Oregon Intermediate Municipal Bond Fund
Quantitative Large Cap Core Fund
Real Estate Securities Fund
Short Tax Free Fund
Short Term Bond Fund
Small Cap Growth Opportunities Fund
Small Cap Index Fund
Small Cap Select Fund
Small Cap Value Fund
Tactical Market Opportunities Fund
Tax Free Fund
Total Return Bond Fund

NUVEEN INVESTMENT FUNDS, INC.
MANAGEMENT AGREEMENT

SCHEDULE B

a. Compensation pursuant to Section 7 of this Agreement shall be calculated with respect to each Fund in accordance with the following schedule applicable to the average daily net assets of the Fund: Each Fund’s Management Fee will equal the sum of a Fund-Level Fee and a Complex-Level Fee.

b. The Fund-Level Fee for each Fund shall be computed by applying the following annual rate to the average daily net assets of the Fund:

						Assets of
	First	Next	Next	Next	Next	$2 Billion
Fund	$125 Million	$125 Million	$250 Million	$500 Million	$1 Billion	or More

California Tax Free Fund	0.45%	0.4375%	0.4250%	0.4125%	0.4000%	0.3750%
Colorado Tax Free Fund	0.45%	0.4375%	0.4250%	0.4125%	0.4000%	0.3750%
Core Bond Fund	0.45%	0.4375%	0.4250%	0.4125%	0.4000%	0.3750%
Equity Income Fund	0.60%	0.5875%	0.5750%	0.5625%	0.5500%	0.5250%
Equity Index Fund	0.10%	0.0875%	0.0750%	0.0625%	0.0500%	0.0250%
Global Infrastructure Fund	0.75%	0.7375%	0.7250%	0.7125%	0.7000%	0.6750%
High Income Bond Fund	0.60%	0.5875%	0.5750%	0.5625%	0.5500%	0.5250%
Inflation Protected Securities Fund	0.45%	0.4375%	0.4250%	0.4125%	0.4000%	0.3750%
Intermediate Government Bond Fund	0.45%	0.4375%	0.4250%	0.4125%	0.4000%	0.3750%
Intermediate Tax Free Fund	0.40%	0.3875%	0.3750%	0.3625%	0.3500%	0.3250%
Intermediate Term Bond Fund	0.45%	0.4375%	0.4250%	0.4125%	0.4000%	0.3750%
International Fund	0.85%	0.8375%	0.8250%	0.8125%	0.8000%	0.7750%
International Select Fund	0.85%	0.8375%	0.8250%	0.8125%	0.8000%	0.7750%
Large Cap Growth Opportunities Fund	0.65%	0.6375%	0.6250%	0.6125%	0.6000%	0.5750%
Large Cap Select Fund	0.55%	0.5375%	0.5250%	0.5125%	0.5000%	0.4750%
Large Cap Value Fund	0.55%	0.5375%	0.5250%	0.5125%	0.5000%	0.4750%
Mid Cap Growth Opportunities Fund	0.70%	0.6875%	0.6750%	0.6625%	0.6500%	0.6250%
Mid Cap Index Fund	0.15%	0.1375%	0.1250%	0.1125%	0.1000%	0.0750%
Mid Cap Select Fund	0.70%	0.6875%	0.6750%	0.6625%	0.6500%	0.6250%
Mid Cap Value Fund	0.70%	0.6875%	0.6750%	0.6625%	0.6500%	0.6250%
Minnesota Intermediate Municipal Bond Fund	0.35%	0.3375%	0.3250%	0.3125%	0.3000%	0.2750%
Minnesota Municipal Bond Fund	0.35%	0.3375%	0.3250%	0.3125%	0.3000%	0.2750%
Missouri Tax Free Fund	0.45%	0.4375%	0.4250%	0.4125%	0.4000%	0.3750%
Nebraska Municipal Bond Fund	0.35%	0.3375%	0.3250%	0.3125%	0.3000%	0.2750%
Ohio Tax Free Fund	0.45%	0.4375%	0.4250%	0.4125%	0.4000%	0.3750%
Oregon Intermediate Municipal Bond Fund	0.35%	0.3375%	0.3250%	0.3125%	0.3000%	0.2750%
Quantitative Large Cap Core Fund	0.30%	0.2875%	0.2750%	0.2625%	0.2500%	0.2250%
Real Estate Securities Fund	0.70%	0.6875%	0.6750%	0.6625%	0.6500%	0.6250%
Short Tax Free Fund	0.25%	0.2375%	0.2250%	0.2125%	0.2000%	0.1750%
Short Term Bond Fund	0.30%	0.2875%	0.2750%	0.2625%	0.2500%	0.2250%
Small Cap Growth Opportunities Fund	0.80%	0.7875%	0.7750%	0.7625%	0.7500%	0.7250%

						Assets of
	First	Next	Next	Next	Next	$2 Billion
Fund	$125 Million	$125 Million	$250 Million	$500 Million	$1 Billion	or More

Small Cap Index Fund	0.15%	0.1375%	0.1250%	0.1125%	0.1000%	0.0750%
Small Cap Select Fund	0.70%	0.6875%	0.6750%	0.6625%	0.6500%	0.6250%
Small Cap Value Fund	0.70%	0.6875%	0.6750%	0.6625%	0.6500%	0.6250%
Tactical Market Opportunities Fund	0.60%	0.5875%	0.5750%	0.5625%	0.5500%	0.5250%
Tax Free Fund	0.40%	0.3875%	0.3750%	0.3625%	0.3500%	0.3250%
Total Return Bond Fund	0.45%	0.4375%	0.4250%	0.4125%	0.4000%	0.3750%

c. The Complex-Level Fee for each Fund shall be computed by applying the Complex-Level Fee Rate (as applied to a specific Fund, the “Fund-Specific Complex-Level Fee Rate”), expressed as a daily equivalent, to the daily net assets of the Fund. The Complex-Level Fee Rate shall be determined based upon the total daily net assets of all Eligible Funds, as defined below (with such daily net assets to include — in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by the Eligible Fund — such leveraging net assets), pursuant to the annual fee schedule shown below in this section, with the following exclusions (as adjusted, “Complex-Level Assets”):

(i) in the case of Eligible Funds that invest in other Eligible Funds (“Funds of Funds”), that portion of the net assets of such Funds of Funds attributable to investments in such other Eligible Funds;

(ii) that portion of the net assets of each Eligible Fund comprising the daily “Fund Asset Limit Amount” (as defined below).

The Complex-Level Fee Rate shall be calculated in such a manner that it results in the effective rate at the specified Complex-Level Asset amounts shown in the following annual fee schedule:

Complex-Level Asset	Effective Rate
Breakpoint Level	at Breakpoint Level
($ billion)	(%)

55	0.2000
56	0.1996
57	0.1989
60	0.1961
63	0.1931
66	0.1900
71	0.1851
76	0.1806
80	0.1773
91	0.1691
125	0.1599
200	0.1505
250	0.1469
300	0.1445

d. “Eligible Funds,” for purposes of the Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become a Nuveen-branded fund because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund (in either case, such acquisition an “Acquisition” and such fund an “Acquired Fund”), will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not the assets of such

Acquired Funds would be included in Complex-Level Assets and, if so, whether there would be a basis for any adjustments to the complex-level breakpoint schedule and/or its application.

e. The “Fund Asset Limit Amount” as of any calculation date shall for each Fund be equal to the lesser of (i) the Initial Fund Asset Limit Amount (defined below), and (ii) the Eligible Fund’s current net assets. The “Initial Fund Asset Limit Amount” for an Eligible Fund shall be determined as follows:

i. In the case of Nuveen-branded Funds that qualified as Eligible Funds on or prior to June 30, 2010, as well as Eligible Funds launched thereafter that are not Acquired Funds, the Initial Fund Asset Limit Amount shall be equal to zero, except to extent that such Fund may later participate in a subsequent Fund consolidation as described in (iii) below.

ii. In the case of Acquired Funds, the Initial Fund Asset Limit Amount is equal to the product of (i) 1 minus the Aggregate Eligible Asset Percentage (defined below), and (ii) an Acquired Fund’s net assets as of the effective date of such Fund’s Acquisition.

iii. In the event of a consolidation or merger of one or more Eligible Funds, the Initial Fund Asset Limit Amount of the combined fund will be equal to the sum of the Initial Fund Asset Limit Amounts of each individual Eligible Fund.

f. Following are additional definitions of terms used above:

i. “Acquisition Assets”: With respect to an Acquisition, the aggregate net assets as of the effective date of such Acquisition of all Acquired Funds.

ii. “Aggregate Eligible Asset Amount”: With respect to an Acquisition, that portion of the aggregate net assets of Acquired Funds as of the effective date of such Acquisition that is included in Complex-Level Assets. With respect to the series of Nuveen Investment Funds, Inc. that became Acquired Funds as of          , the Aggregate Eligible Asset Amount is $2 billion.

iii. “Aggregate Eligible Asset Percentage”: The ratio of the Aggregate Eligible Asset Amount to Acquisition Assets.

iv. “Fund-Specific Complex-Level Fee Rate”: The Complex-Level Fee Rate applicable to a specific Eligible Fund. In the case of Eligible Funds that are Funds of Funds, the Fund-Specific Complex-Level Fee Rate is zero percent (0%). For all other Eligible Funds, the Fund-Specific Complex-Level Fee Rate is the annual fee rate calculated as the sum of (i) the Complex-Level Fee Rate plus (ii) the product of (a) the difference between 0.20% and the Complex-Level Fee Rate; and (b) the ratio of the Fund’s Fund Asset Limit Amount to such Fund’s net assets.

(SIGNATURE PAGE FOLLOWS)

Dated: , 20

ATTEST	NUVEEN INVESTMENT FUNDS, INC.

By: Vice President

ATTEST	NUVEEN ASSET MANAGEMENT

By: Managing Director

APPENDIX B

FORM OF
INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT MADE THIS [          ]th day of [          ], 2010, by and between Nuveen Asset Management, a Delaware corporation and a registered investment adviser (“Manager”), and Nuveen Asset Management, LLC, a Delaware limited liability company and a registered investment adviser (“Sub-Advisor”).

WHEREAS, Manager is the investment manager for the Funds listed on Schedule A hereto (the “Funds”), each a series of Nuveen Investment Funds, Inc. (the “Company”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, Manager desires to retain Sub-Advisor as its agent to furnish investment advisory services for each Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment.  Manager hereby appoints Sub-Advisor to provide certain sub-investment advisory services with respect to the portion of each Fund’s portfolio allocated by Manager to Sub-Advisor for the period and on the terms set forth in this Agreement. Sub-Advisor accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

2. Services to be Performed.  Subject always to the supervision of Manager and the Company’s Board of Directors (the “Board”), Sub-Advisor will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of each Fund’s investment portfolio allocated by Manager to Sub-Advisor. In the performance of its duties, Sub-Advisor will satisfy its fiduciary duties to the Company, will monitor each Fund’s investments, and will comply with the provisions of the Company’s Articles of Incorporation and By-laws, each as amended from time to time (the “Charter Documents”), and the stated investment objectives, policies and restrictions of each Fund. Manager will provide Sub-Advisor with current copies of the Charter Documents, each Fund’s prospectus and Statement of Additional Information and any amendments thereto, and any objectives, policies or restrictions not appearing therein as they may be relevant to Sub-Advisor’s performance under this Agreement. Sub-Advisor and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund. Sub-Advisor will report to Manager and the Board with respect to the implementation of its investment program for each Fund.

Sub-Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund, and is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of each Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that Sub-Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Company or the Funds, or be in breach of any obligation owing to the Company or the Funds under this Agreement, or otherwise, solely by reason of its having caused a Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Advisor determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or Sub-Advisor’s overall responsibilities with respect to its accounts, including the Funds, as to which it exercises investment discretion. In addition, if in the judgment of Sub-Advisor, a Fund would be benefited by supplemental services, Sub-Advisor is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions which another broker or dealer may charge for the same transaction, provided that Sub-Advisor determines in good faith that the commission or spread paid is reasonable in relation to the services provided. Sub-Advisor will properly communicate to the officers and directors of the Company such information relating to transactions for each Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to Manager, Sub-Advisor or any affiliated person of the Company, Manager or Sub-Advisor, except as may be permitted under the 1940 Act, and under no circumstances will Sub-Advisor select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers.

Sub-Advisor further agrees that it:

(a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b) will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c) will report regularly to Manager and the Board and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to standard industry indices and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Manager;

(d) will prepare such books and records with respect to each Fund’s securities transactions as requested by Manager and will furnish Manager and the Board such periodic and special reports as Manager or the Board may reasonably request; and

(e) will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Funds, and will notify Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Funds’ securities are priced on a given day) that may materially impact the pricing of one or more securities in Sub-Advisor’s portion of the portfolio. In addition, upon the request of Manager, Sub-Advisor will assist Manager in evaluating the impact that such an event may have on the net asset value of the Funds and in determining a recommended fair value of the affected security or securities. Sub-Advisor shall not be liable for any valuation determined or adopted by the Funds, the Funds’ custodian and/or portfolio accounting agent, as contemplated in this Agreement, unless such determination is made based upon information provided by Sub-Advisor that is materially incorrect or incomplete as a result of Sub-Advisor’s gross negligence.

3. Expenses.  During the term of this Agreement, Sub-Advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for each Fund.

4. Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay Sub-Advisor, and Sub-Advisor agrees to accept as full compensation therefor, a portfolio management fee for each Fund equal to a percentage (as set forth on Schedule A) of the remainder of (a) the investment management fee payable by each Fund to Manager based on average daily net assets pursuant to the Management Agreement between Manager and the Company, less (b) any management fees, expenses, supermarket fees and alliance fees waived, reimbursed or paid by Manager in respect of each Fund.

The management fee shall accrue on each calendar day, and shall be payable monthly on the second business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of each Fund, determined in the manner established by the Board, as of the close of business on the last preceding business day on which each Fund’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

5. Services to Others.  Manager understands, and has advised the Board, that Sub-Advisor now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies that are not series of the Company, provided that whenever each Fund and one or more other investment advisory clients of Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Advisor to be equitable to each. Manager recognizes, and has advised the Board, that in some cases this procedure may adversely affect the size of the position that each Fund may obtain in a particular security. It is further agreed that, on occasions when Sub-Advisor deems the purchase or sale of a security to be in the best interests of each Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for each Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised the Board, that the persons employed by Sub-Advisor to assist in Sub-Advisor’s duties under this Agreement will not devote their full such efforts and service to the Funds. It is also agreed that Sub-Advisor may use any supplemental research obtained for the benefit of the Funds in providing investment advice to its other investment advisory accounts or for managing its own accounts.

6. Limitation of Liability.  Manager will not take any action against Sub-Advisor to hold Sub-Advisor liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of Sub-Advisor’s duties under this Agreement, except for a loss resulting from Sub-Advisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

7. Term; Termination; Amendment.  As to each Fund, this Agreement shall become effective and shall run for an initial period as specified for each Fund in Schedule A hereto. This Agreement shall continue in force from year to year thereafter with respect to each Fund, but only as long as such continuance is specifically approved for each Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for each Fund, Sub-Advisor may continue to serve in such capacity for each Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice to Sub-Advisor. This Agreement may also be terminated by the Company with respect to a Fund by action of the Board or by a vote of a majority of the outstanding voting securities of such Fund on sixty (60) days’ written notice to Sub-Advisor by the Company.

This Agreement may be terminated with respect to each Fund at any time without the payment of any penalty by Manager or the Board or by vote of a majority of the outstanding voting securities of each Fund in the event that it shall have been established by a court of competent jurisdiction that Sub-Advisor or any officer or director of Sub-Advisor has taken any action which results in a breach of the covenants of Sub-Advisor set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of Sub-Advisor to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination. This Agreement shall automatically terminate in the event the Management Agreement between Manager and the Company is terminated, assigned or not renewed.

8. Notice.  Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party as set forth below:

If to Manager:	If to Sub-Advisor:

Nuveen Asset Management 333 West Wacker Drive Chicago, Illinois 60606 Attention: Kevin J. McCarthy	Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, Illinois 60606 Attention: Mr. William T. Huffman

With a copy to:

Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 Attention: General Counsel

or such address as such party may designate for the receipt of such notice.

9. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

10. Applicable Law.  This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois.

IN WITNESS WHEREOF, Manager and Sub-Advisor have caused this Agreement to be executed as of the day and year first above written.

NUVEEN ASSET MANAGEMENT a Delaware corporation	NUVEEN ASSET MANAGEMENT, LLC, a Delaware limited liability company

By:	By:
Title:	Title:

INVESTMENT SUB-ADVISORY AGREEMENT

SCHEDULE A

			Compensation
Fund	Effective Date	Period End	Percentage

California Tax Free Fund			38.4615%
Colorado Tax Free Fund			38.4615%
Core Bond Fund			38.4615%
Equity Income Fund			50.0000%
Equity Index Fund			33.3333%
Global Infrastructure Fund			57.8947%
High Income Bond Fund			50.0000%
Inflation Protected Securities Fund			38.4615%
Intermediate Government Bond Fund			38.4615%
Intermediate Tax Free Fund			41.6667%
Intermediate Term Bond Fund			38.4615%
International Fund			52.3810%
International Select Fund			30.0000%
Large Cap Growth Opportunities Fund			30.0000%
Large Cap Select Fund			53.3333%
Large Cap Value Fund			53.3333%
Mid Cap Growth Opportunities Fund			55.5556%
Mid Cap Index Fund			28.5714%
Mid Cap Select Fund			55.5556%
Mid Cap Value Fund			55.5556%
Minnesota Intermediate Municipal Bond Fund			45.4545%
Minnesota Municipal Bond Fund			45.4545%
Missouri Tax Free Fund			38.4615%
Nebraska Municipal Bond Fund			45.4545%
Ohio Tax Free Fund			38.4615%
Oregon Intermediate Municipal Bond Fund			45.4545%
Quantitative Large Cap Core Fund			50.0000%
Real Estate Securities Fund			50.0000%
Short Tax Free Fund			44.4444%
Short Term Bond Fund			40.0000%
Small Cap Growth Opportunities Fund			50.0000%
Small Cap Index Fund			42.8571%
Small Cap Select Fund			55.5556%
Small Cap Value Fund			55.5556%
Tactical Market Opportunities Fund			50.0000%
Tax Free Fund			41.6667%
Total Return Bond Fund			46.1538%

APPENDIX C

FORM OF
INVESTMENT SUB-ADVISORY AGREEMENT

Nuveen Investment Funds, Inc.
International Fund
International Select Fund

THIS AGREEMENT is made as of the           day of          , 2010, between Nuveen Asset Management, a Delaware corporation (the “Advisor”) and Altrinsic Global Advisors, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Advisor acts as the investment advisor for International Fund and International Select Fund (individually a “Fund” and together the “Funds”), each of which is a series of Nuveen Investment Funds, Inc. (the “Company”), pursuant to an investment advisory agreement between the Advisor and the Company (the “Advisory Agreement”).

WHEREAS, the Advisor is responsible for the day-to-day management of the Funds and for the coordination of the investment of each Fund’s assets in portfolio securities.

WHEREAS, specific portfolio purchases and sales for all or a portion of a Fund’s assets may be made by one or more sub-advisors selected and appointed by the Advisor, subject to the pre-approval of the Board of Directors of the Company (the “Board”).

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1. Appointment of Sub-Advisor.  The Advisor desires to engage and hereby appoints the Sub-Advisor to act as investment sub-advisor for that portion of the assets of each Fund that the Advisor determines to allocate to the Sub-Advisor from time to time (each referred to herein as a “Sub-Advisory Portfolio”). The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Duties of Sub-Advisor.  The Sub-Advisor is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in each Sub-Advisory Portfolio. In connection therewith, the Sub-Advisor will (a) make investment decisions for each Sub-Advisory Portfolio; (b) place purchase and sale orders for portfolio transactions in each Sub-Advisory Portfolio; and (c) employ professional portfolio managers and securities analysts to provide research services relating to each Sub-Advisory Portfolio. Subject to the supervision of the Board and the Advisor, the Sub-Advisor will manage the assets in each Sub-Advisory Portfolio in accordance with (a) the respective Fund’s investment objective(s), policies and restrictions stated in the Prospectus, the SAI and the Charter Documents (as such terms are defined below), (b) the Guidelines (as such term is defined below), and (c) applicable laws and regulations. In managing a Fund’s Sub-Advisory Portfolio, the Sub-Advisor will not consider any other securities, cash or other investment such Fund owns. The duties of the Sub-Advisor with respect to each Sub-Advisory Portfolio shall be confined to those set forth herein.

The Advisor has furnished to the Sub-Advisor the Funds’ compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (collectively, the “Compliance Procedures”), the Articles of Incorporation and Bylaws of the Company, each as amended to date (the “Charter Documents”), the currently effective prospectus (the “Prospectus”) and statement of additional information (the “SAI”) of each Fund, the resolution of the Board approving the form of this Agreement, the resolution of the Board selecting the Advisor as investment advisor to the Fund and approving the form of the Advisory Agreement, and the proxy statement presented to shareholders of the Funds seeking their approval of this Agreement and the Advisory Agreement. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, each Fund’s Prospectus and SAI, and the Charter Documents. The Advisor has furnished to the

Sub-Advisor for each Fund all written guidelines (the “Guidelines”) setting forth additional operating policies and procedures, including any limitations on the types of securities and other investment products in which the Fund is permitted to invest or on investment activities in which the Fund is permitted to engage. The Advisor retains the right, on prior written notice to the Sub-Advisor, to modify the Guidelines at any time and in any manner. The Sub-Advisor shall either comply with the amended Guidelines in accordance with a reasonable timeline agreed upon by the Advisor and Sub-Advisor or terminate this Agreement in accordance with Section 11 below.

3. Brokerage.  In selecting brokers or dealers to execute transactions on behalf of the Funds, the Sub-Advisor will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Advisor will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Sub-Advisor or the Advisor, except pursuant to the Board’s approved 17e-1 Policies and Procedures for affiliated brokerage transactions. The Advisor will provide the Sub-Advisor with a list of brokers and dealers that are “affiliated persons” of the Advisor.

4. Proxy Voting.  The Sub-Advisor shall vote all proxies with respect to securities held in the Sub-Advisory Portfolios in accordance with the Sub-Advisor’s proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Advisor agrees to provide the Advisor with a copy of the revised proxy voting guidelines. The Advisor agrees to instruct the Funds’ custodian to forward all proxy materials and related shareholder communications to the Sub-Advisor promptly upon receipt. The Sub-Advisor agrees to promptly inform the Advisor and the respective Fund of any conflict of interest of which the Sub-Advisor is aware that the Sub-Advisor has in voting proxies with respect to securities held in such Fund’s Sub-Advisory Portfolio. The Sub-Advisor shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.

5. Information Provided to the Advisor.

(a) The Sub-Advisor will keep the Advisor informed of developments materially affecting each Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

(b) The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Sub-Advisory Portfolios. The Sub-Advisor will not advise the Advisor or act for the Advisor or either Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Sub-Advisory Portfolios or the issuers of the securities.

(c) The Sub-Advisor agrees to comply with all reporting requirements that the Board or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing, including reporting requirements related to performance of each Sub-Advisory Portfolio, brokerage practices, and proxy voting.

(d) The Sub-Advisor agrees to furnish the information requested by the Advisor, consistent with the Advisor’s duties and obligations under the Funds’ Pricing Procedures as currently existing or hereafter modified, including, without limitation, advising the Advisor as soon as practicable of any “significant event” (as defined in the Pricing Procedures) of which the Sub-Advisor becomes aware relating to, or affecting the value of, any security or other asset held in a Sub-Advisory Portfolio. A copy of the current Pricing Procedures has been provided to the Sub-Advisor. The Advisor agrees to notify the Sub-Advisor of any modification to the Pricing Procedures applicable to the Sub-Advisor in a timely manner.

(e) The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Company’s chief compliance officer (the “the Company CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i) a report of any material changes to the Sub-Advisor Compliance Policies;

(ii) a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;

(iii) a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv) an annual (or more frequently as the Company CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i)-(iii).

(f) The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of a Fund’s investment policies or restrictions, the Guidelines, or any applicable law or regulation.

6. Standard of Care.  The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Funds, their shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to a Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Advisor does not guarantee the future performance of either Sub-Advisory Portfolio or any specific level of performance, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of either Sub-Advisory Portfolio. The Advisor understands that investment decisions made for the Funds by the Sub-Advisor are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

7. Compensation.  In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month according to the attached Schedule A. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the net assets of a Sub-Advisory Portfolio shall be computed at the times and in the manner specified in the respective Fund’s Prospectus and/or SAI.

8. Expenses.  The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of a Fund will be borne by such Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Funds include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, directors’ fees, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing stockholders, costs of stockholders’ reports and meetings, and any extraordinary expenses.

9. Services to Other Companies or Accounts.  The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever a Sub-Advisory Portfolio and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

10. Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for a Fund are the property of such Fund and further agrees to surrender promptly to such Fund copies of any of such records upon such Fund’s or the Advisor’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

11. Term of Agreement.  This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. With respect to each Fund, this Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Board, the Advisor and the Sub-Advisor) by the Advisor, by the Board, by vote of a majority of the applicable Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

12. Trade Settlement at Termination.  Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Advisor shall be entitled, without prior notice to the Advisor or the Funds, to direct the Funds’ custodian to retain and/or realize any assets of a Fund as may be required to settle transactions already initiated with respect to that Fund. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Advisor and the Sub-Advisor.

13. Indemnification.  (a) The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor Indemnified Person’s negligence.

(b) The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Funds and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor Indemnified Person’s negligence.

14. Delegation to Third Parties.  Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Funds to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

15. Disclosure.  (a) Neither the Advisor, on its own behalf or on behalf of the Funds, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 14 of this Agreement.

(b) Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Advisor deals requires information relating to a Fund (including, but not limited to, the identity of the Advisor or such Fund and market value of such Fund), the Sub-Advisor shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.

(c) Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Advisor acknowledges that the Advisor and the Funds intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Advisor hereby agrees that it (i) shall not consult with any other Sub-Advisor to a Fund with respect to transactions in securities for such Fund’s Sub-Advisory Portfolio or any other transactions of Fund assets and (ii) will provide advice and otherwise perform services hereunder exclusively with respect to the Sub-Advisory Portfolios of the Funds.

16. Instruction to Custodian.  The Sub-Advisor shall not have control of the investments or cash, including the investment of such cash, in either Fund but shall have authority to issue to the Funds’ custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to a Fund’s Sub-Advisory Portfolio that it has initiated. In addition, the Funds’ custodian shall be responsible for executing all foreign exchange transactions made or required to be made in conjunction with settling the purchase and sale of securities in a Fund’s Sub-Advisory Portfolio. The Advisor shall ensure that the Funds’ custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Funds’ custodian.

17. Money Laundering.  The Advisor, on its own behalf and on behalf of the Funds, confirms that where it is acting as principal or where it is acting on behalf of another person (notwithstanding that it enters into this Agreement and any transactions as principal), it is in compliance with the anti-money laundering regulations that apply to it. The Advisor shall provide any document or information to the Sub-Advisor that the Sub-Advisor may request for complying with its own anti-money laundering regulations.

18. Representations and Warranties.  (a) The Advisor represents and warrants to the Sub-Advisor that the Advisor:

(i) has full power and authority to appoint the Sub-Advisor to manage the Funds in accordance with the terms of this Agreement; and

(ii) this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and each Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b) The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:

(i) is registered as an “investment adviser” under the Advisers Act;

(ii) is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator; and

(iii) maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.

19. Miscellaneous.

(a) Notices.  All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by John Hock, Chief Investment Officer, or Deborah Judd, Chief Operating Officer, in the case of the Sub-Advisor and           in the case of the Advisor, or such other person as a party shall designate by notice to the other parties.

(b) Amendment.  This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.

(c) Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d) Severability.  If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e) Headings.  The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f) Governing Law.  This Agreement shall be governed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws.

(g) Use of Sub-Advisor’s Name.  Neither the Advisor, the Funds nor any affiliate of the foregoing will use the Sub-Advisor’s name or the registered trademarks, service marks, logos, names or any other proprietary designations of the Sub-Advisor, its subsidiaries and/or affiliates (collectively, “Sub-Advisor Marks”) in any advertising or promotional material without the Sub-Advisor’s prior written approval, which will not be unreasonably withheld. Notwithstanding the foregoing, the Advisor may identify the Sub-Advisor as a sub-advisor to a Fund in any advertising and promotional materials that contain a list of such Fund’s sub-advisors. The Advisor and the Sub-Advisor will work together to develop mutually agreeable standards and procedures for the review of materials bearing Sub-Advisor Marks to facilitate the efficient creation and use of such advertising or promotional materials.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

Nuveen Asset Management

By:

Name:

Title:

Altrinsic Global Advisors, LLC

By:

Name:

Title:

Schedule A

Pursuant to Section 7, the Advisor shall pay the Sub-Advisor compensation for services rendered to the Funds, calculated daily and paid monthly, at the annual rates set forth in the following table. Such rates are based on the aggregate average daily net assets of the Sub-Advisory Portfolios.

Aggregate Assets of Sub-Advisory Portfolios	Fee Per Annum

First $150 million	0.45%
Next $350 million	0.37%
Over $500 million	0.35%

FORM OF
INVESTMENT SUB-ADVISORY AGREEMENT

Nuveen Investment Funds, Inc.
International Fund
International Select Fund

THIS AGREEMENT is made as of the           day of          , 2010, between Nuveen Asset Management, a Delaware corporation (the “Advisor”) and Hansberger Global Investors, Inc., a Delaware corporation (the “Sub-Advisor”).

WHEREAS, the Advisor acts as the investment advisor for International Fund and International Select Fund (individually a “Fund” and together the “Funds”), each of which is a series of Nuveen Investment Funds, Inc. (the “Company”), pursuant to an investment advisory agreement between the Advisor and the Company (the “Advisory Agreement”).

WHEREAS, the Advisor is responsible for the day-to-day management of the Funds and for the coordination of the investment of each Fund’s assets in portfolio securities.

WHEREAS, specific portfolio purchases and sales for all or a portion of a Fund’s assets may be made by one or more sub-advisors selected and appointed by the Advisor, subject to the pre-approval of the Board of Directors of the Company (the “Board”).

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1. Appointment of Sub-Advisor.  The Advisor desires to engage and hereby appoints the Sub-Advisor to act as investment sub-advisor for that portion of the assets of each Fund that the Advisor determines to allocate to the Sub-Advisor from time to time (each referred to herein as a “Sub-Advisory Portfolio”). The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Duties of Sub-Advisor.  The Sub-Advisor is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in each Sub-Advisory Portfolio. In connection therewith, the Sub-Advisor will (a) make investment decisions for each Sub-Advisory Portfolio; (b) place purchase and sale orders for portfolio transactions in each Sub-Advisory Portfolio; and (c) employ professional portfolio managers and securities analysts to provide research services relating to each Sub-Advisory Portfolio. Subject to the supervision of the Board and the Advisor, the Sub-Advisor will manage the assets in each Sub-Advisory Portfolio in accordance with (a) the respective Fund’s investment objective(s), policies and restrictions stated in the Prospectus, the SAI and the Charter Documents (as such terms are defined below), (b) the Guidelines (as such term is defined below), and (c) applicable laws and regulations. In managing a Fund’s Sub-Advisory Portfolio, the Sub-Advisor will not consider any other securities, cash or other investment such Fund owns. The duties of the Sub-Advisor with respect to each Sub-Advisory Portfolio shall be confined to those set forth herein.

The Advisor has furnished to the Sub-Advisor the Funds’ compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act) (collectively, the “Compliance Procedures”), the Articles of Incorporation and Bylaws of the Company, each as amended to date (the “Charter Documents”), the currently effective prospectus (the “Prospectus”) and statement of additional information (the “SAI”) of each Fund, the resolution of the Board approving the form of this Agreement, the resolution of the Board selecting the Advisor as investment advisor to the Fund and approving the form of the Advisory Agreement, and the proxy statement presented to shareholders of the Funds seeking their approval of this Agreement and the Advisory Agreement. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, each Fund’s Prospectus and SAI, and the Charter Documents. The Advisor has furnished to the Sub-Advisor for each Fund all written guidelines (the “Guidelines”) setting forth additional operating policies and procedures, including any limitations on the types of securities and other investment products in which the Fund is permitted to invest or on investment activities in which the Fund is permitted to engage. The Advisor retains the right, on prior written notice to the Sub-Advisor, to modify the Guidelines at any time and in any manner. The Sub-Advisor shall either comply with the amended Guidelines in accordance with a reasonable timeline agreed upon by the Advisor and Sub-Advisor or terminate this Agreement in accordance with Section 11 below.

3. Brokerage.  In selecting brokers or dealers to execute transactions on behalf of the Funds, the Sub-Advisor will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Advisor will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Sub-Advisor or the Advisor, except pursuant to the Board’s approved 17e-1 Policies and Procedures for affiliated brokerage transactions. The Advisor will provide the Sub-Advisor with a list of brokers and dealers that are “affiliated persons” of the Advisor.

4. Proxy Voting.  The Sub-Advisor shall vote all proxies with respect to securities held in the Sub-Advisory Portfolios in accordance with the Sub-Advisor’s proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Advisor agrees to provide the Advisor with a copy of the revised proxy voting guidelines. The Advisor agrees to instruct the Funds’ custodian to forward all proxy materials and related shareholder communications to the Sub-Advisor promptly upon receipt. The Sub-Advisor agrees to promptly inform the Advisor and the respective Fund of any conflict of interest of which the Sub-Advisor is aware that the Sub-Advisor has in voting proxies with respect to securities held in such Fund’s Sub-Advisory Portfolio. The Sub-Advisor shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.

5. Information Provided to the Advisor.

(a) The Sub-Advisor will keep the Advisor informed of developments materially affecting each Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

(b) The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Sub-Advisory Portfolios. The Sub-Advisor will not advise the Advisor or act for the Advisor or either Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Sub-Advisory Portfolios or the issuers of the securities.

(c) The Sub-Advisor agrees to comply with all reporting requirements that the Board or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing, including reporting requirements related to performance of each Sub-Advisory Portfolio, brokerage practices, and proxy voting.

(d) The Sub-Advisor agrees to furnish the information requested by the Advisor, consistent with the Advisor’s duties and obligations under the Funds’ Pricing Procedures as currently existing or hereafter modified, including, without limitation, advising the Advisor as soon as practicable of any “significant event” (as defined in the Funds’ Pricing Procedures) of which the Sub-Advisor becomes aware relating to, or affecting the value of, any security or other asset held in a Sub-Advisory Portfolio. A copy of the Funds’ current Pricing Procedures has been provided to the Sub-advisor. The Advisor agrees to notify the Sub-Advisor of any modification to the Pricing Procedures in a timely manner, and the Sub-Advisor shall notify the Advisor of its ability to comply with any changes to the definition of any “significant event” as defined in the Funds’ Pricing Procedures.

(e) The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Company’s chief compliance officer (the “Company CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i) a report of any material changes to the Sub-Advisor Compliance Policies;

(ii) a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;

(iii) a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act after completion of the report; and

(iv) an annual (or more frequently as the Company CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i)-(iii).

(f) The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of a Fund’s investment policies or restrictions, the Guidelines, or any applicable law or regulation.

6. Standard of Care.  The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Funds, their shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to a Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Advisor does not guarantee the future performance of either Sub-Advisory Portfolio or any specific level of performance, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of either Sub-Advisory Portfolio. The Advisor understands that investment decisions made for the Funds by the Sub-Advisor are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

7. Compensation.  In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month according to the attached Schedule A. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the net assets of the Sub-Advisory Portfolio shall be computed at the times and in the manner specified in the respective Fund’s Prospectus and/or SAI.

8. Expenses.  The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of a Fund will be borne by such Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Funds include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, directors’ fees, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing stockholders, costs of stockholders’ reports and meetings, and any extraordinary expenses.

9. Services to Other Companies or Accounts.  The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever a Sub-Advisory Portfolio and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

10. Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for a Fund are the property of such Fund and further agrees to surrender promptly to such Fund copies of any records upon such Fund’s or the Advisor’s request. The Fund and Advisor recognize that aggregated trading information and information regarding aggregated investment decisions made for clients of the Sub-Advisor are property of the Sub-Advisor in which the Fund and other clients of the Sub-Advisor could have interests under Rule 204-2 under the Advisers Act and Rule 31a-1 and 31a-2 under the 1940 Act, and accordingly Sub-Advisor shall provide copies of such information upon the request of the Fund or Advisor. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to otherwise preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

11. Term of Agreement.  This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. With respect to each Fund, this Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Board, the Advisor and the Sub-Advisor) by the Advisor, by the Board, by vote of a majority of the applicable Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

12. Trade Settlement at Termination.  Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Advisor shall be entitled, without prior notice to the Advisor or the Funds, to direct the Funds’ custodian to retain and/or realize any assets of a Fund as may be required to settle transactions already initiated with respect to that Fund. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Advisor and the Sub-Advisor.

13. Indemnification.  (a) The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor’s Disqualifying Conduct.

(b) The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Funds and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor’s Disqualifying Conduct.

14. Delegation to Third Parties.  Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Funds to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

15. Disclosure.  (a) Neither the Advisor, on its own behalf or on behalf of the Funds, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 14 of this Agreement.

(b) Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Advisor deals requires information relating to a Fund (including, but not limited to, the identity of the Advisor or such Fund and market value of such Fund), the Sub-Advisor shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.

(c) Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Advisor acknowledges that the Advisor and the Funds intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Advisor hereby agrees that it (i) shall not consult with any other Sub-Advisor to a Fund with respect to transactions in securities for such Fund’s Sub-Advisory Portfolio or any other transactions of Fund assets and (ii) will provide advice and otherwise perform services hereunder exclusively with respect to the Sub-Advisory Portfolio of the Funds.

16. Instruction to Custodian.  The Sub-Advisor shall not have control of the investments or cash, including the investment of such cash, in either Fund but shall have authority to issue to the Funds’ custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to a Sub-Advisory Portfolio that it has initiated. In addition, the Funds’ custodian shall be responsible for executing all foreign exchange transactions made or required to be made in conjunction with settling the purchase and sale of securities in a Fund’s Sub-Advisory Portfolio. The Advisor shall ensure that the Funds’ custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Funds’ custodian.

17. Anti-Money Laundering.  The Advisor, on its own behalf and on behalf of the Funds, confirms that where it is acting as principal or where it is acting on behalf of another person (notwithstanding that it enters into this Agreement and any transactions as principal), it is in compliance with the anti-money laundering regulations that apply to it. The Advisor shall provide any document or information to the Sub-Advisor that the Sub-Advisor may request for complying with its own anti-money laundering regulations.

18. Representations and Warranties.  (a) The Advisor represents and warrants to the Sub-Advisor that the Advisor:

(i) has full power and authority to appoint the Sub-Advisor to manage the Funds in accordance with the terms of this Agreement; and

(ii) this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and each Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b) The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:

(i) is registered as an “investment adviser” under the Advisers Act;

(ii) is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator; and

(iii) maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.

19. Miscellaneous.

(a) Notices.  All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the President with a copy to the General Counsel in the case of the Sub-Advisor and           in the case of the Advisor, or such other person as a party shall designate by notice to the other parties.

(b) Amendment.  This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.

(c) Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d) Severability.  If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e) Headings.  The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f) Governing Law.  This Agreement shall be governed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws.

(g) Use of Sub-Advisor’s Name.  The Funds and the Advisor agree to submit any proposed sales literature that mentions the Sub-Advisor (other than identifying the Sub-Advisor as Sub-Advisor to a Fund) to the Sub-Advisor for review prior to use and the Sub-Advisor agrees to promptly review such materials by a reasonable and appropriate deadline for compliance with the laws or regulations of regulatory authorities or trade organizations to which the Sub-Advisor is subject. The Sub-Advisor, however, shall not be responsible for compliance with any laws imposed on broker/dealers or principal underwriters for mutual fund advertising. The Advisor agrees to cause the Advisor and the Funds’ distributor to promptly review all such sales literature for compliance with relevant requirements, to promptly advise the Sub-Advisor of any deficiencies contained in such sales literature, and to promptly file complying sales literature with the relevant regulatory authorities. Neither the Advisor, nor the Funds nor any affiliate of the foregoing will use the registered trademarks, service marks, logos, names or any other proprietary designations of Sub-Advisor, its subsidiaries and/or affiliates

(collectively, “Sub-Advisor Marks”) in any advertising or promotional materials without Sub-Advisor’s prior written approval, which will not be unreasonably withheld. Advisor and Sub-Advisor will work together to develop mutually agreeable standards and procedures for the review of materials bearing Sub-Advisor Marks to facilitate the efficient creation and use of such advertising or promotional materials.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

Nuveen Asset Management

By:

Name:

Title:

Hansberger Global Investors, Inc.

By:

Name:

Title:

Schedule A

Pursuant to Section 7, the Advisor shall pay the Sub-Advisor compensation for services rendered to the Funds, calculated daily and paid monthly, at the annual rates set forth in the following table. Such rates are based on the aggregate average daily net assets of the Sub-Advisory Portfolios.

Aggregate Assets of Sub-Advisory Portfolios	Fee Per Annum

First $425 million	0.40%
Over $425 million	0.30%

FORM OF
INVESTMENT SUB-ADVISORY AGREEMENT

Nuveen Investment Funds, Inc.
International Select Fund

THIS AGREEMENT is made as of the           day of          , 2010, between Nuveen Asset Management, a Delaware corporation (the “Advisor”) and Lazard Asset Management LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Advisor acts as the investment advisor for International Select Fund (the “Fund”), a series of Nuveen Investment Funds, Inc. (the “Company”), pursuant to an investment advisory agreement between the Advisor and the Company (the “Advisory Agreement”).

WHEREAS, the Advisor is responsible for the day-to-day management of the Fund and for the coordination of the investment of the Fund’s assets in portfolio securities.

WHEREAS, specific portfolio purchases and sales for all or a portion of the Fund’s assets may be made by one or more sub-advisors selected and appointed by the Advisor, subject to the pre-approval of the Board of Directors of the Company (the “Board”).

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1. Appointment of Sub-Advisor.  The Advisor desires to engage and hereby appoints the Sub-Advisor to act as investment sub-advisor for the emerging markets equity portion of the assets of the Fund that the Advisor determines to allocate to the Sub-Advisor from time to time (referred to herein as the “Sub-Advisory Portfolio”). The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Duties of Sub-Advisor.  The Sub-Advisor is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in the Sub-Advisory Portfolio. In connection therewith, the Sub-Advisor will (a) make investment decisions for the Sub-Advisory Portfolio; (b) place purchase and sale orders for portfolio transactions in the Sub-Advisory Portfolio; and (c) employ professional portfolio managers and securities analysts to provide research services relating to the Sub-Advisory Portfolio. Subject to the supervision of the Board and the Advisor, the Sub-Advisor will manage the assets in the Sub-Advisory Portfolio in accordance with (a) the Fund’s investment objective(s), policies and restrictions stated in the Prospectus, the SAI and the Charter Documents (as such terms are defined below), (b) the Guidelines (as such term is defined below), and (c) applicable laws and regulations. In managing the Sub-Advisory Portfolio, the Sub-Advisor will not consider any other securities, cash or other investment the Fund owns. The duties of the Sub-Advisor with respect to the Sub-Advisory Portfolio shall be confined to those set forth herein.

The Advisor has furnished to the Sub-Advisor the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (collectively, the “Compliance Procedures”), the Articles of Incorporation and Bylaws of the Company, each as amended to date (the “Charter Documents”), the currently effective prospectus (the “Prospectus”) and statement of additional information (the “SAI”) of the Fund, the resolution of the Board approving the form of this Agreement, the resolution of the Board selecting the Advisor as investment advisor to the Fund and approving the form of the Advisory Agreement, and the proxy statement presented to shareholders of the Fund seeking their approval of this Agreement and the Advisory Agreement. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, the Prospectus and the SAI and amendments to the Charter Documents. The Advisor has furnished to the Sub-Advisor all written guidelines (the “Guidelines”) setting forth additional operating policies and procedures, including any limitations on the types of securities and other investment products in which the Fund is permitted to invest or on investment activities in which the Fund is permitted to engage. The Advisor retains the right, on prior written notice to the Sub-Advisor, to modify the Guidelines at any time and in any manner. The Sub-Advisor shall either comply with the amended Guidelines in accordance with a reasonable timeline agreed upon by the Advisor and Sub-Advisor or terminate this Agreement in accordance with Section 11 below.

3. Brokerage.  In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Advisor will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Advisor will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Sub-Advisor or the Advisor, except pursuant to the Board’s approved 17e-1 Policies and Procedures for affiliated brokerage transactions. The Advisor will provide the Sub-Advisor with a list of brokers and dealers that are “affiliated persons” of the Advisor.

In connection with its management of the Sub-Advisory Portfolio and consistent with its fiduciary obligation to the Fund and other clients, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be, over time, the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

4. Proxy Voting.  The Sub-Advisor shall vote all proxies with respect to securities held in the Sub-Advisory Portfolio in accordance with the Sub-Advisor’s proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Advisor agrees to provide the Advisor with a copy of the revised proxy voting guidelines. The Advisor agrees to instruct the Fund’s custodian to forward all proxy materials and related shareholder communications to the Sub-Advisor promptly upon receipt. The Sub-Advisor agrees to promptly inform the Advisor and the Fund of any conflict of interest of which the Sub-Advisor is aware that the Sub-Advisor has in voting proxies with respect to securities held in the Sub-Advisory Portfolio. The Sub-Advisor shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.

5. Information Provided to the Advisor.

(a) The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

(b) The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Sub-Advisory Portfolio. The Sub-Advisor will not advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Sub-Advisory Portfolio or the issuers of the securities.

(c) The Sub-Advisor agrees to comply with all reporting requirements that the Board or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing, including reporting requirements related to performance of the Sub-Advisory Portfolio, brokerage practices, and proxy voting.

(d) The Sub-Advisor agrees to furnish the information requested by the Advisor, consistent with the Advisor’s duties and obligations under the Funds’ Pricing Procedures as currently existing or hereafter modified, including, without limitation, advising the Advisor as soon as practicable of any “significant event” (as defined in the Pricing Procedures) of which the Sub-Advisor becomes aware relating to, or affecting the value of, any security or other asset held in a Sub-Advisory Portfolio. A copy of the current Pricing

Procedures has been provided to the Sub-advisor. The Advisor agrees to notify the Sub-Advisor of any modification to the Pricing Procedures applicable to the Sub-Advisor in a timely manner.

(e) The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Company’s chief compliance officer (the “the Company CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i) a report of any material changes to the Sub-Advisor Compliance Policies;

(ii) a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;

(iii) a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv) an annual (or more frequently as the Company CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i)-(iii).

(f) The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund’s investment policies or restrictions, the Guidelines, or any applicable law or regulation.

6. Standard of Care.  The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Advisor does not guarantee the future performance of the Sub-Advisory Portfolio or any specific level of performance, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of the Sub-Advisory Portfolio. The Advisor understands that investment decisions made for the Fund by the Sub-Advisor are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

7. Compensation.  In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month according to the attached Schedule A. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the net assets of the Sub-Advisory Portfolio shall be computed at the times and in the manner specified in the Prospectus and/or the SAI.

8. Expenses.  The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, directors’ fees, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing stockholders, costs of stockholders’ reports and meetings, and any extraordinary expenses.

9. Services to Other Companies or Accounts.  The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Sub-Advisory Portfolio and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Sub-Advisory Portfolio. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

10. Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Sub-Advisory Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Advisor’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

11. Term of Agreement.  This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

12. Trade Settlement at Termination.  Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Advisor shall be entitled, without prior notice to the Advisor or the Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Advisor and the Sub-Advisor.

13. Indemnification.  (a) The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor’s Disqualifying Conduct.

(b) The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor’s Disqualifying Conduct.

14. Delegation to Third Parties.  Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

15. Disclosure.  (a) Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 14 of this Agreement.

(b) Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Advisor deals requires information relating to the Fund (including, but not limited to, the identity of the Advisor or the Fund and market value of the Fund), the Sub-Advisor shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.

(c) Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Advisor acknowledges that the Advisor and the Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Advisor hereby agrees that it (i) shall not consult with any other Sub-Advisor to the Fund with respect to transactions in securities for the Sub-Advisory Portfolio or any other transactions of Fund assets and (ii) will provide advice and otherwise perform services hereunder exclusively with respect to the Sub-Advisory Portfolio of the Fund.

16. Instruction to Custodian.  The Sub-Advisor shall not have control of the investments or cash, including the investment of such cash, in the Fund but shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Sub-Advisory Portfolio that it has initiated. In addition, the Fund’s custodian shall be responsible for executing all foreign exchange transactions made or required to be made in conjunction with settling the purchase and sale of securities in the Sub-Advisory Portfolio. The Advisor shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund’s custodian.

17. Money Laundering.  The Advisor, on its own behalf and on behalf of the Fund, confirms that where it is acting as principal or where it is acting on behalf of another person (notwithstanding that it enters into this Agreement and any transactions as principal), it is in compliance with the anti-money laundering regulations that apply to it. The Advisor shall provide any document or information to the Sub-Advisor that the Sub-Advisor may request for complying with its own anti-money laundering regulations.

18. Representations and Warranties.  (a) The Advisor represents and warrants to the Sub-Advisor that the Advisor:

(i) has full power and authority to appoint the Sub-Advisor to manage the Sub-Advisory Portfolio in accordance with the terms of this Agreement; and

(ii) this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b) The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:

(i) is registered as an “investment adviser” under the Advisers Act;

(ii) is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator; and

(iii) maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.

19. Miscellaneous.

(a) Notices.  All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Advisor’s General Counsel in the case of the Sub-Advisor and           in the case of the Advisor, or such other person as a party shall designate by notice to the other parties.

(b) Amendment.  This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.

(c) Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d) Severability.  If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e) Headings.  The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f) Governing Law.  This Agreement shall be governed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws.

(g) Use of Sub-Advisor’s Name.  The Fund and the Advisor agree to submit any proposed sales literature that mentions the Sub-Advisor (other than identifying the Sub-Advisor as Sub-Advisor to the Fund) to the Sub-Advisor for review prior to use and the Sub-Advisor agrees to promptly review such materials by a reasonable and appropriate deadline. The Advisor agrees to cause the Advisor and the Fund’s distributor to promptly review all such sales literature for compliance with relevant requirements, to promptly advise the Sub-Advisor of any deficiencies contained in such sales literature, and to promptly file complying sales literature with the relevant regulatory authorities. Neither the Advisor, nor the Fund nor any affiliate of the foregoing will use the registered trademarks, service marks, logos, names or any other proprietary designations of Sub-Advisor, its subsidiaries and/or affiliates (collectively, “Sub-Advisor Marks”) in any advertising or promotional materials without Sub-Advisor’s prior written approval, which will not be unreasonably withheld. Advisor and Sub-Advisor will work together to develop mutually agreeable standards and procedures for the review of materials bearing Sub-Advisor Marks to facilitate the efficient creation and use of such advertising or promotional materials.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

Nuveen Investment Funds, Inc.

By:

Name:

Title:

Lazard Asset Management LLC

By:

Name:

Title:

Schedule A

Pursuant to Section 7, the Advisor shall pay the Sub-Advisor compensation for services rendered to the Fund, calculated daily and paid monthly, at the annual rates set forth in the following table. Such rates are based on the average daily net assets of the Sub-Advisory Portfolio.

Sub-Advisory Portfolio Assets	Fee Per Annum

First $112.5 million	0.75%
Next $37.5 million	0.70%
Next $37.5 million	0.65%
Over $187.5 million	0.60%

EXHIBIT A

DATES RELATED TO CURRENT ADVISORY AGREEMENT

The following table shows the date of (i) the Current Advisory Agreement with respect to each Fund, (ii) the last submission of the Current Advisory Agreement to a vote of the stockholders of the Fund, and (iii) the last approval of the Current Advisory Agreement by the Board.

	Effective Date of	Date Last Approved	Date Last Approved
Fund Name	Agreement	by Stockholders	by Board

California Tax Free Fund	February 1, 2000	February 1, 2000	June 17, 2010
Colorado Tax Free Fund	February 1, 2000	February 1, 2000	June 17, 2010
Core Bond Fund	April 2, 1991	April 2, 1991	June 17, 2010
Equity Income Fund	January 31, 1994	January 31, 1994	June 17, 2010
Equity Index Fund	September 15, 1992	September 15, 1992	June 17, 2010
Global Infrastructure Fund	December 5, 2007	December 14, 2007	June 17, 2010
High Income Bond Fund	February 28, 2001	August 30, 2001	June 17, 2010
Inflation Protected Securities Fund	October 1, 2004	October 1, 2004	June 17, 2010
Intermediate Government Bond Fund	October 25, 2002	October 25, 2002	June 17, 2010
Intermediate Tax Free Fund	April 2, 1991	April 2, 1991	June 17, 2010
Intermediate Term Bond Fund	September 15, 1992	September 15, 1992	June 17, 2010
International Fund	December 31, 1993	April 4, 1994	June 17, 2010
International Select Fund	December 20, 2006	December 19, 2006	June 17, 2010
Large Cap Growth Opportunities Fund	May 2, 2001	August 31, 2001	June 17, 2010
Large Cap Select Fund	December 4, 2002	January 31, 2003	June 17, 2010
Large Cap Value Fund	April 2, 1991	April 2, 1991	June 17, 2010
Mid Cap Growth Opportunities Fund	May 2, 2001	August 31, 2001	June 17, 2010
Mid Cap Index Fund	May 2, 2001	August 31, 2001	June 17, 2010
Mid Cap Select Fund	December 31, 1993	April 4, 1994	June 17, 2010
Mid Cap Value Fund	April 2, 1991	April 2, 1991	June 17, 2010
Minnesota Intermediate Tax Free Fund	December 31, 1993	February 25, 1994	June 17, 2010
Minnesota Tax Free Fund	July 24, 1998	July 10, 1998	June 17, 2010
Missouri Tax Free Fund	May 2, 2001	August 31, 2001	June 17, 2010
Nebraska Tax Free Fund	February 28, 2001	February 28, 2001	June 17, 2010
Ohio Tax Free Fund	April 30, 2002	April 30, 2002	June 17, 2010
Oregon Intermediate Tax Free Fund	August 5, 1997	August 8, 2007	June 17, 2010
Quantitative Large Cap Core Fund	June 20, 2007	July 30, 2007	June 17, 2010
Real Estate Securities Fund	June 12, 1995	June 30, 1995	June 17, 2010
Short Tax Free Fund	October 25, 2002	October 25, 2002	June 17, 2010
Short Term Bond Fund	September 15, 1992	September 15, 1992	June 17, 2010
Small Cap Growth Opportunities Fund	May 2, 2001	August 31, 2001	June 17, 2010
Small Cap Index Fund	May 2, 2001	August 31, 2001	June 17, 2010
Small Cap Select Fund	May 2, 2001	August 31, 2001	June 17, 2010
Small Cap Value Fund	November 21, 1997	October 31, 1997	June 17, 2010
Tactical Market Opportunities Fund	September 16, 2009	December 29, 2009	June 17, 2010
Tax Free Fund	July 24, 1998	July 10, 1998	June 17, 2010
Total Return Bond Fund	February 1, 2000	February 1, 2000	June 17, 2010

Exhibit A-1

DATES RELATED TO CURRENT INTERNATIONAL SUB-ADVISORY AGREEMENTS

The following table shows the date of (i) each Current International Sub-Advisory Agreement (ii) the last submission of each Current International Sub-Advisory Agreement to a vote of the stockholders of the Fund; and (iii) the last approval of each Current International Sub-Advisory Agreement by the Board.

	Effective Date of	Date Last Approved	Date Last Approved
	Agreement	by Stockholders	by Board

Sub-Advisory Agreement with Altrinsic Global Advisors, LLC for International Select Fund	November 27, 2006	December 19, 2006	June 17, 2010
Sub-Advisory Agreement with Altrinsic Global Advisors, LLC for International Fund	November 3, 2008	September 18, 2008	June 17, 2010
Sub-Advisory Agreement with Hansberger Global Investors, Inc. for International Select Fund	February 22, 2007	May 17, 2007	June 17, 2010
Sub-Advisory Agreement with Hansberger Global Investors, Inc. for International Fund	November 3, 2008	September 18, 2008	June 17, 2010
Sub-Advisory Agreement with Lazard Asset Management, LLC for International Select Fund	November 27, 2006	December 19, 2006	June 17, 2010

Exhibit A-2

EXHIBIT B

OTHER REGISTERED FUNDS ADVISED BY NAM AND FEE SCHEDULES

The following Nuveen funds have similar investment objectives and policies to the Funds that are addressed by the Proxy Statement; Management Fee Schedules are included. Information is provided as of September 30, 2010. A table of the complex-wide fee schedule is included at the end of this section.

Fund	Nuveen funds with similar investment objective and policies

Equity Income Fund	Nuveen NWQ Equity Income Fund & Nuveen Santa Barbara Dividend Growth Fund

Large Cap Growth Opportunities Fund, Large Cap Select Fund & Large Cap Value Fund	Nuveen NWQ Large-Cap Value Fund,
Nuveen Symphony Large-Cap Growth Fund,
Nuveen Winslow Large-Cap Growth Fund,
Nuveen Symphony Large-Cap Value Fund,
Nuveen Multi-Manager Large-Cap Value Fund,
Nuveen Santa Barbara Growth Fund &
Nuveen Symphony Optimized Alpha Fund

Mid Cap Growth Opportunities Fund, Mid Cap Select Fund & Mid Cap Value Fund	Nuveen Symphony Mid-Cap Core Fund, Nuveen NWQ Small/Mid-Cap Value Fund, Nuveen Symphony Small/Mid-Cap Core Fund & Nuveen NWQ Multi-Cap Value Fund

Small Cap Growth Opportunities Fund, Small Cap Select Fund & Small Cap Value Fund	Nuveen NWQ Small-Cap Value Fund

International Fund & International Select Fund	Nuveen Tradewinds International Value Fund,
Nuveen Santa Barbara Global Equity Fund,
Nuveen Tradewinds Global All-Cap Fund,
Nuveen Santa Barbara International Equity Fund,
Nuveen Tradewinds Value Opportunities Fund,
Nuveen Symphony International Equity Fund,
Nuveen Tradewinds Japan Fund,
Nuveen Tradewinds Emerging Markets Fund &
Nuveen Tradewinds Global Flexible Allocation Fund

Global Infrastructure Fund	Nuveen Tradewinds Global Resources Fund

Real Estate Securities Fund & Tactical Market Opportunities Fund	Nuveen Santa Barbara Ecologic Equity Fund, Nuveen Santa Barbara Growth Plus Fund, Nuveen Tradewinds Global All-Cap Plus Fund & Nuveen NWQ Preferred Securities Fund

Quantitative Large Cap Core Fund, Equity Index Fund, Small Cap Index Fund & Mid Cap Index Fund	Nuveen U.S. Equity Completeness Fund, Nuveen Enhanced Core Equity Fund & Nuveen Enhanced Mid-Cap Fund

Short Term Bond Fund, Core Bond Fund, High Income Bond Fund, Intermediate Term Bond Fund, Inflation Protected Securities Fund & Total Return Bond Fund	Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Core Bond Fund, Nuveen High Yield Bond Fund, Nuveen Preferred Securities Fund & Nuveen Symphony Credit Opportunities Fund

Exhibit B-1

Fund	Nuveen funds with similar investment objective and policies

Short Tax Free Fund,
Intermediate Tax Free Fund,
Tax Free Fund,
Intermediate Government Bond Fund
California Tax Free Fund,
Colorado Tax Free Fund,
Minnesota Intermediate Tax Free Fund,
Minnesota Tax Free Fund.
Missouri Tax Free Fund,
Nebraska Tax Free Fund,
Ohio Tax Free Fund &
Oregon Intermediate Tax Free Fund	Nuveen Limited Term Municipal Bond Fund,
Nuveen All-American Municipal Bond Fund,
Nuveen High Yield Municipal Bond Fund,
Nuveen Intermediate Duration Municipal Bond Fund,
Nuveen Arizona Municipal Bond Fund,
Nuveen Colorado Municipal Bond Fund,
Nuveen Florida Preference Municipal Bond Fund,
Nuveen Maryland Municipal Bond Fund,
Nuveen New Mexico Municipal Bond Fund,
Nuveen Pennsylvania Municipal Bond Fund,
Nuveen Virginia Municipal Bond Fund,
Nuveen California High Yield Municipal Bond Fund,
Nuveen California Insured Municipal Bond Fund,
Nuveen California Municipal Bond Fund,
Nuveen Connecticut Municipal Bond Fund,
Nuveen Massachusetts Insured Municipal Bond Fund,
Nuveen Massachusetts Municipal Bond Fund,
Nuveen New Jersey Municipal Bond Fund,
Nuveen New York Insured Municipal Bond Fund,
Nuveen New York Municipal Bond Fund,
Nuveen Georgia Municipal Bond Fund,
Nuveen Louisiana Municipal Bond Fund,
Nuveen North Carolina Municipal Bond Fund,
Nuveen Tennessee Municipal Bond Fund,
Nuveen Kansas Municipal Bond Fund,
Nuveen Kentucky Municipal Bond Fund,
Nuveen Michigan Municipal Bond Fund,
Nuveen Missouri Municipal Bond Fund,
Nuveen Ohio Municipal Bond Fund &
Nuveen Wisconsin Municipal Bond Fund

Management Fee Schedules
	Fund Managed Assets as of	Percentage of	Fund-level Fee
Nuveen Fund	September 30, 2010	Managed Assets	Rate

Mutual Funds
(A) Equity Income
Nuveen NWQ Equity Income Fund	$1,093,996	For the first $125 million	0.5000%
		For the next $125 million	0.4875%
		For the next $250 million	0.4750%
		For the next $500 million	0.4625%
		For the next $1 billion	0.4500%
		For net assets over $2 billion	0.4250%
Nuveen Santa Barbara Dividend Growth Fund	$119,160,688	For the first $125 million	0.5000%
		For the next $125 million	0.4875%
		For the next $250 million	0.4750%
		For the next $500 million	0.4625%
		For the next $1 billion	0.4500%
		For net assets over $2 billion	0.4250%

Exhibit B-2

Management Fee Schedules
	Fund Managed Assets as of	Percentage of	Fund-level Fee
Nuveen Fund	September 30, 2010	Managed Assets	Rate

(B) Large Cap
Nuveen NWQ Large-Cap Value Fund	$284,994,807	For the first $125 million	0.5500%
		For the next $125 million	0.5375%
		For the next $250 million	0.5250%
		For the next $500 million	0.5125%
		For the next $1 billion	0.5000%
		For net assets over $2 billion	0.4750%
Nuveen Symphony Large-Cap Growth Fund	$8,620,167	For the first $125 million	0.5000%
		For the next $125 million	0.4875%
		For the next $250 million	0.4750%
		For the next $500 million	0.4625%
		For the next $1 billion	0.4500%
		For net assets over $2 billion	0.4250%
Nuveen Winslow Large-Cap Growth	$32,307,325	For the first $125 million	0.5500%
		For the next $125 million	0.5375%
		For the next $250 million	0.5250%
		For the next $500 million	0.5125%
		For the next $1 billion	0.5000%
		For net assets over $2 billion	0.4750%
Nuveen Symphony Large-Cap Value Fund	$1,113,270	For the first $125 million	0.5000%
		For the next $125 million	0.4875%
		For the next $250 million	0.4750%
		For the next $500 million	0.4625%
		For the next $1 billion	0.4500%
		For net assets over $2 billion	0.4250%
Nuveen Multi-Manager Large-Cap Value Fund	$318,988,663	For the first $125 million	0.5500%
		For the next $125 million	0.5375%
		For the next $250 million	0.5250%
		For the next $500 million	0.5125%
		For the next $1 billion	0.5000%
		For net assets over $2 billion	0.4750%
Nuveen Santa Barbara Growth Fund	$37,956,702	For the first $125 million	0.5000%
		For the next $125 million	0.4875%
		For the next $250 million	0.4750%
		For the next $500 million	0.4625%
		For the next $1 billion	0.4500%
		For net assets over $2 billion	0.4250%

Exhibit B-3

Management Fee Schedules
	Fund Managed Assets as of	Percentage of	Fund-level Fee
Nuveen Fund	September 30, 2010	Managed Assets	Rate

Nuveen Symphony Optimized Alpha Fund	$2,447,061	For the first $125 million	0.5000%
		For the next $125 million	0.4875%
		For the next $250 million	0.4750%
		For the next $500 million	0.4625%
		For the next $1 billion	0.4500%
		For net assets over $2 billion	0.4250%
(C) Mid Cap/SMID
Nuveen Symphony Mid-Cap Core Fund	$1,169,701	For the first $125 million	0.5500%
		For the next $125 million	0.5375%
		For the next $250 million	0.5250%
		For the next $500 million	0.5125%
		For the next $1 billion	0.5000%
		For net assets over $2 billion	0.4750%
Nuveen NWQ Small/Mid-Cap Value Fund	$12,434,838	For the first $125 million	0.6000%
		For the next $125 million	0.5875%
		For the next $250 million	0.5750%
		For the next $500 million	0.5625%
		For the next $1 billion	0.5500%
		For net assets over $2 billion	0.5250%
Nuveen Symphony Small/Mid-Cap Core Fund	$989,448	For the first $125 million	0.6000%
		For the next $125 million	0.5875%
		For the next $250 million	0.5750%
		For the next $500 million	0.5625%
		For the next $1 billion	0.5500%
		For net assets over $2 billion	0.5250%
Nuveen NWQ Multi-Cap Value Fund	$414,333,557	For the first $125 million	0.6300%
		For the next $125 million	0.6175%
		For the next $250 million	0.6050%
		For the next $500 million	0.5925%
		For the next $1 billion	0.5800%
		For net assets over $2 billion	0.5550%
(D) Small Cap
Nuveen NWQ Small-Cap Value Fund	$92,448,928	For the first $125 million	0.7500%
		For the next $125 million	0.7375%
		For the next $250 million	0.7250%
		For the next $500 million	0.7125%
		For the next $1 billion	0.7000%
		For net assets over $2 billion	0.6750%

Exhibit B-4

Management Fee Schedules
	Fund Managed Assets as of	Percentage of	Fund-level Fee
Nuveen Fund	September 30, 2010	Managed Assets	Rate

(E) Global/International
Nuveen Tradewinds International Value Fund	$1,221,043,204	For the first $125 million	0.6900%
		For the next $125 million	0.6775%
		For the next $250 million	0.6650%
		For the next $500 million	0.6525%
		For the next $1 billion	0.6400%
		For net assets over $2 billion	0.6150%
Nuveen Santa Barbara Global Equity Fund	$1,476,532	For the first $125 million	0.6500%
		For the next $125 million	0.6375%
		For the next $250 million	0.6250%
		For the next $500 million	0.6125%
		For the next $1 billion	0.6000%
		For net assets over $2 billion	0.5750%
Nuveen Tradewinds Global All-Cap Fund	$1,082,341,253	For the first $125 million	0.6900%
		For the next $125 million	0.6775%
		For the next $250 million	0.6650%
		For the next $500 million	0.6525%
		For the next $1 billion	0.6400%
		For net assets over $2 billion	0.6150%
Nuveen Santa Barbara International Equity Fund	$1,610,940	For the first $125 million	0.6500%
		For the next $125 million	0.6375%
		For the next $250 million	0.6250%
		For the next $500 million	0.6125%
		For the next $1 billion	0.6000%
		For net assets over $2 billion	0.5750%
Nuveen Tradewinds Value Opportunities Fund	$2,196,901,929	For the first $125 million	0.6300%
		For the next $125 million	0.6175%
		For the next $250 million	0.6050%
		For the next $500 million	0.5925%
		For the next $1 billion	0.5800%
		For net assets over $2 billion	0.5550%
Nuveen Symphony International Equity Fund	$820,724	For the first $125 million	0.6000%
		For the next $125 million	0.5875%
		For the next $250 million	0.5750%
		For the next $500 million	0.5625%
		For the next $1 billion	0.5500%
		For net assets over $2 billion	0.5250%

Exhibit B-5

Management Fee Schedules
	Fund Managed Assets as of	Percentage of	Fund-level Fee
Nuveen Fund	September 30, 2010	Managed Assets	Rate

Nuveen Tradewinds Japan Fund	$4,350,886	For the first $125 million	0.7000%
		For the next $125 million	0.6875%
		For the next $250 million	0.6750%
		For the next $500 million	0.6625%
		For the next $1 billion	0.6500%
		For net assets over $2 billion	0.6250%
Nuveen Tradewinds Emerging Markets Fund	$24,819,308	For the first $125 million	1.0000%
		For the next $125 million	0.9875%
		For the next $250 million	0.9750%
		For the next $500 million	0.9625%
		For the next $1 billion	0.9500%
		For net assets over $2 billion	0.9250%
Nuveen Tradewinds Global Flexible Allocation Fund	$1,065,860	For the first $125 million	0.7000%
		For the next $125 million	0.6875%
		For the next $250 million	0.6750%
		For the next $500 million	0.6625%
		For the next $1 billion	0.6500%
		For net assets over $2 billion	0.6250%
(F) Global Resources
Nuveen Tradewinds Global Resources Fund	$24,729,344	For the first $125 million	0.7000%
		For the next $125 million	0.6875%
		For the next $250 million	0.6750%
		For the next $500 million	0.6625%
		For the next $1 billion	0.6500%
		For net assets over $2 billion	0.6250%
(G) Specialized Equity
Nuveen Santa Barbara EcoLogic Equity Fund	$1,243,418	For the first $125 million	0.5000%
		For the next $125 million	0.4875%
		For the next $250 million	0.4750%
		For the next $500 million	0.4625%
		For the next $1 billion	0.4500%
		For net assets over $2 billion	0.4250%
Nuveen Santa Barbara Growth Plus Fund	$1,231,014	For the first $125 million	0.8000%
		For the next $125 million	0.7875%
		For the next $250 million	0.7750%
		For the next $500 million	0.7625%
		For the next $1 billion	0.7500%
		For net assets over $2 billion	0.7250%

Exhibit B-6

Management Fee Schedules
	Fund Managed Assets as of	Percentage of	Fund-level Fee
Nuveen Fund	September 30, 2010	Managed Assets	Rate

Nuveen Tradewinds Global All-Cap Plus Fund	$30,561,697	For the first $125 million	0.9000%
		For the next $125 million	0.8875%
		For the next $250 million	0.8750%
		For the next $500 million	0.8625%
		For the next $1 billion	0.8500%
		For net assets over $2 billion	0.8250%
Nuveen NWQ Preferred Securities Fund	$2,255,479	For the first $125 million	0.5500%
		For the next $125 million	0.5375%
		For the next $250 million	0.5250%
		For the next $500 million	0.5125%
		For the next $1 billion	0.5000%
		For net assets over $2 billion	0.4750%
(H) Quantitative Equity
Nuveen U.S. Equity Completeness Fund	$6,903,100		0.3500%

Nuveen Enhanced Core Equity Fund	$2,728,339	For the first $125 million	0.3000%
		For the next $125 million	0.2875%
		For the next $250 million	0.2750%
		For the next $500 million	0.2625%
		For the next $1 billion	0.2500%
		For net assets over $2 billion	0.2250%
Nuveen Enhanced Mid-Cap Fund	$2,475,392	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For net assets over $2 billion	0.2750%
(I) Taxable Fixed Income
Nuveen Short Duration Bond Fund	$186,886,127	For the first $125 million	0.2000%
		For the next $125 million	0.1875%
		For the next $250 million	0.1750%
		For the next $500 million	0.1625%
		For the next $1 billion	0.1500%
		For net assets over $2 billion	0.1250%
Nuveen Multi-Strategy Core Bond Fund	$90,243,007	For the first $125 million	0.3000%
		For the next $125 million	0.2875%
		For the next $250 million	0.2750%

Exhibit B-7

Management Fee Schedules
	Fund Managed Assets as of	Percentage of	Fund-level Fee
Nuveen Fund	September 30, 2010	Managed Assets	Rate

		For the next $500 million	0.2625%
		For the next $1 billion	0.2500%
		For net assets over $2 billion	0.2250%
Nuveen High Yield Bond Fund	$146,120,010	For the first $125 million	0.4000%
		For the next $125 million	0.3875%
		For the next $250 million	0.3750%
		For the next $500 million	0.3625%
		For the next $1 billion	0.3500%
		For net assets over $2 billion	0.3250%
Nuveen Preferred Securities Fund	$637,000,228	For the first $125 million	0.5500%
		For the next $125 million	0.5375%
		For the next $250 million	0.5250%
		For the next $500 million	0.5125%
		For the next $1 billion	0.5000%
		For net assets over $2 billion	0.4750%
Nuveen Symphony Credit Opportunities Fund	$23,275,175	For the first $125 million	0.4500%
		For the next $125 million	0.4375%
		For the next $250 million	0.4250%
		For the next $500 million	0.4125%
		For the next $1 billion	0.4000%
		For net assets over $2 billion	0.3750%
(J) Municipal Income
Nuveen Limited Term Municipal Bond Fund	$2,421,493,174	For the first $125 million	0.2500%
		For the next $125 million	0.2375%
		For the next $250 million	0.2250%
		For the next $500 million	0.2125%
		For the next $1 billion	0.2000%
		For the next $3 billion	0.1750%
		For net assets over $5 billion	0.1625%
Nuveen Intermediate Duration Municipal Bond Fund	$2,594,880,601	For the first $125 million	0.3000%
		For the next $125 million	0.2875%
		For the next $250 million	0.2750%
		For the next $500 million	0.2625%
		For the next $1 billion	0.2500%
		For the next $3 billion	0.2250%
		For net assets over $5 billion	0.2125%
Nuveen All-American Municipal Bond Fund	$671,562,237	For the first $125 million	0.3000%
		For the next $125 million	0.2875%
		For the next $250 million	0.2750%
		For the next $500 million	0.2625%

Exhibit B-8

Management Fee Schedules
	Fund Managed Assets as of	Percentage of	Fund-level Fee
Nuveen Fund	September 30, 2010	Managed Assets	Rate

		For the next $1 billion	0.2500%
		For the next $3 billion	0.2250%
		For net assets over $5 billion	0.2125%
Nuveen High Yield Municipal Bond Fund	$5,552,150,181	For the first $125 million	0.4000%
		For the next $125 million	0.3875%
		For the next $250 million	0.3750%
		For the next $500 million	0.3625%
		For the next $1 billion	0.3500%
		For net assets over $2 billion	0.3250%
Nuveen Arizona Municipal Bond Fund	$69,237,087	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen California High Yield Municipal Bond Fund	$133,153,255	For the first $125 million	0.4000%
		For the next $125 million	0.3875%
		For the next $250 million	0.3750%
		For the next $500 million	0.3625%
		For the next $1 billion	0.3500%
		For net assets over $2 billion	0.3250%
Nuveen California Insured Municipal Bond Fund	$190,397,923	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen California Municipal Bond Fund	$308,846,273	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen Colorado Municipal Bond Fund	$46,199,527	For the first $125 million	0.3500%
		For the next $125 million	0.3375%

Exhibit B-9

Management Fee Schedules
	Fund Managed Assets as of	Percentage of	Fund-level Fee
Nuveen Fund	September 30, 2010	Managed Assets	Rate

		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen Connecticut Municipal Bond Fund	$362,646,011	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen Florida Preference Municipal Bond Fund	$181,870,285	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen Georgia Municipal Bond Fund	$192,619,050	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen Kansas Municipal Bond Fund	$185,552,069	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen Kentucky Municipal Bond Fund	$458,379,063	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%

Exhibit B-10

Management Fee Schedules
	Fund Managed Assets as of	Percentage of	Fund-level Fee
Nuveen Fund	September 30, 2010	Managed Assets	Rate

		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen Louisiana Municipal Bond Fund	$100,323,969	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen Maryland Municipal Bond Fund	$190,108,557	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen Massachusetts Insured Municipal Bond Fund	$90,968,194	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen Massachusetts Municipal Bond Fund	$140,310,500	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen Michigan Municipal Bond Fund	$211,450,877	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%

Exhibit B-11

Management Fee Schedules
	Fund Managed Assets as of	Percentage of	Fund-level Fee
Nuveen Fund	September 30, 2010	Managed Assets	Rate

Nuveen Missouri Municipal Bond Fund	$248,484,931	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen New Jersey Municipal Bond Fund	$263,619,787	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen New Mexico Municipal Bond Fund	$82,105,612	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen New York Insured Municipal Bond Fund	$303,107,934	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen New York Municipal Bond Fund	$463,133,230	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen North Carolina Municipal Bond Fund	$455,587,694	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%

Exhibit B-12

Management Fee Schedules
	Fund Managed Assets as of	Percentage of	Fund-level Fee
Nuveen Fund	September 30, 2010	Managed Assets	Rate

		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen Ohio Municipal Bond Fund	$520,578,517	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen Pennsylvania Municipal Bond Fund	$287,184,813	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen Tennessee Municipal Bond Fund	$412,928,981	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen Virginia Municipal Bond Fund	$398,852,957	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%
Nuveen Wisconsin Municipal Bond Fund	$64,825,282	For the first $125 million	0.3500%
		For the next $125 million	0.3375%
		For the next $250 million	0.3250%
		For the next $500 million	0.3125%
		For the next $1 billion	0.3000%
		For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%

Exhibit B-13

NAM agreed to waive fees and reimburse expenses (“Expense Cap”) of the listed Nuveen funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends expense on securities sold short, enhanced custody expense, underlying fund fees and expenses, and extraordinary expenses) do not exceed the average daily net assets of any class of fund shares in the amounts and for the time periods stated in the following table:

		Current/Temporary
	Current/Temporary	Expense Cap	Permanent
	Expense Cap	Expiration Date	Expense Cap

Mutual Funds
(A) Equity Income
Nuveen NWQ Equity Income Fund	0.900%	October 31, 2012	1.150%
Nuveen Santa Barbara Dividend Growth Fund	1.000%	November 30, 2011	1.250%
(B) Large Cap
Nuveen NWQ Large Cap Value Fund	1.100%	October 31, 2011	1.350%
Nuveen Symphony Large-Cap Growth Fund	1.000%	January 31, 2012	1.350%
Nuveen Winslow Large-Cap Growth Fund	0.800%	November 30, 2012	1.250%
Nuveen Symphony Large-Cap Value Fund	1.000%	January 31, 2012	1.300%
Nuveen Multi-Manager Large-Cap Value Fund	0.950%	October 31, 2011	1.200%
Nuveen Santa Barbara Growth Fund	1.000%	November 30, 2011	1.400%
Nuveen Symphony Optimized Alpha Fund	1.000%	January 31, 2012	1.450%
(C) Mid Cap/SMID
Nuveen Symphony Mid-Cap Core Fund	1.150%	January 31, 2012	1.400%
Nuveen NWQ Small/Mid-Cap Value Fund	1.100%	October 31, 2011	1.450%
Nuveen Symphony Small-Mid Cap Core Fund	1.100%	January 31, 2012	1.500%
Nuveen NWQ Multi-Cap Value Fund	N/A	N/A	N/A
(D) Small Cap
Nuveen NWQ Small-Cap Value Fund	N/A	N/A	1.500%
(E) Global/International
Nuveen Tradewinds International Value Fund	N/A	N/A	N/A
Nuveen Santa Barbara Global Equity Fund	1.200%	November 30, 2012	1.450%
Nuveen Tradewinds Global All-Cap Fund	N/A	N/A	1.550%
Nuveen Santa Barbara International Equity Fund	1.200%	November 30, 2012	1.450%
Nuveen Tradewinds Value Opportunities Fund	N/A	N/A	1.500%
Nuveen Symphony International Equity Fund	1.130%	January 31, 2012	1.380%
Nuveen Tradewinds Japan Fund	1.250%	November 30, 2011	1.500%
Nuveen Tradewinds Emerging Markets Fund	1.600%	November 30, 2011	1.850%
Nuveen Tradewinds Global Flexible Allocation Fund	1.150%	November 30, 2013	1.400%
(F) Global Resources
Nuveen Tradewinds Global Resources Fund	1.250%	November 30, 2011	1.550%
(G) Specialized Equity
Nuveen Santa Barbara EcoLogic Equity Fund	1.000%	November 30, 2011	1.250%
Nuveen Santa Barbara Growth Plus Fund	1.250%	November 30, 2011	1.600%
Nuveen Tradewinds Global All-Cap Plus Fund	1.450%	November 30, 2011	1.850%
Nuveen NWQ Preferred Securities Fund	0.750%	May 31, 2013	1.250%
(H) Quantitative Equity
Nuveen U.S. Equity Completeness Fund	0.800%	October 31, 2011	1.050%

Exhibit B-14

		Current/Temporary
	Current/Temporary	Expense Cap	Permanent
	Expense Cap	Expiration Date	Expense Cap

Nuveen Enhanced Core Equity Fund	0.500%	October 31, 2011	1.000%
Nuveen Enhanced Mid-Cap Fund	0.550%	October 31, 2011	1.050%
(I) Taxable Fixed Income
Nuveen Short Duration Bond Fund	0.600%	January 31, 2011	N/A
Nuveen Multi-Strategy Core Bond Fund	0.700%	January 31, 2011	N/A
Nuveen High Yield Bond Fund	0.950%	January 31, 2011	N/A
Nuveen Preferred Securities Fund	0.750%*	May 31, 2011*	1.250%
Nuveen Symphony Credit Opportunities Fund	0.850%	January 31, 2013	1.350%
(J) Municipal Income
Nuveen Limited Term Municipal Bond Fund	N/A	N/A	N/A
Nuveen Intermediate Duration Municipal Bond Fund	N/A	N/A	0.750%
Nuveen All-American Municipal Bond Fund	N/A	N/A	N/A
Nuveen High Yield Municipal Bond Fund	N/A	N/A	N/A
Nuveen Arizona Municipal Bond Fund	N/A	N/A	N/A
Nuveen Colorado Municipal Bond Fund	N/A	N/A	N/A
Nuveen Florida Preference Municipal Bond Fund	N/A	N/A	N/A
Nuveen Maryland Municipal Bond Fund	N/A	N/A	N/A
Nuveen New Mexico Municipal Bond Fund	N/A	N/A	N/A
Nuveen Pennsylvania Municipal Bond Fund	N/A	N/A	N/A
Nuveen Virginia Municipal Bond Fund	N/A	N/A	N/A
Nuveen California High Yield Municipal Bond Fund	N/A	N/A	1.000%
Nuveen California Insured Municipal Bond Fund	N/A	N/A	0.975%
Nuveen California Municipal Bond Fund	N/A	N/A	0.750%
Nuveen Connecticut Municipal Bond Fund	N/A	N/A	N/A
Nuveen Massachusetts Insured Municipal Bond Fund	N/A	N/A	0.975%
Nuveen Massachusetts Municipal Bond Fund	N/A	N/A	0.750%
Nuveen New Jersey Municipal Bond Fund	N/A	N/A	N/A
Nuveen New York Insured Municipal Bond Fund	N/A	N/A	0.975%
Nuveen New York Municipal Bond Fund	N/A	N/A	0.750%
Nuveen Georgia Municipal Bond Fund	N/A	N/A	N/A
Nuveen Louisiana Municipal Bond Fund	N/A	N/A	N/A
Nuveen North Carolina Municipal Bond Fund	N/A	N/A	N/A
Nuveen Tennessee Municipal Bond Fund	N/A	N/A	N/A
Nuveen Kansas Municipal Bond Fund	N/A	N/A	N/A
Nuveen Kentucky Municipal Bond Fund	N/A	N/A	N/A
Nuveen Michigan Municipal Bond Fund	N/A	N/A	N/A
Nuveen Missouri Municipal Bond Fund	N/A	N/A	N/A
Nuveen Ohio Municipal Bond Fund	N/A	N/A	0.750%
Nuveen Wisconsin Municipal Bond Fund	N/A	N/A	N/A

*	From the period June 1, 2011 through January 31, 2012, the Temporary Expense Cap will be 0.90%.

Exhibit B-15

Pursuant to an investment management agreement between NAM and each Nuveen fund, the Nuveen fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis, based on the sum of a fund-level fee, according to the schedules above and a complex-level fee, as described below. The complex-level fee is a maximum of 0.2000% of the fund’s daily managed assets based on the daily managed assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States (collectively, the “Nuveen funds”) (“managed assets” is defined in each Nuveen fund’s investment management agreement with NAM, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings), with lower fee levels for complex-level assets that exceed $55 billion.

COMPLEX-WIDE FEES

Complex-Level	Effective
Asset Breakpoint	Complex-Level
Level	Fee Rate

$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

Exhibit B-16

EXHIBIT C

AGGREGATE ADVISORY FEES PAID

The following table shows (i) amounts paid by each Fund to FAF during the Fund’s last fiscal year or period (annualized), as reflected in the Current and Pro Forma Expense Comparisons on pages 11-19 of the Proxy Statement, and (ii) amounts that would have been paid to NAM had the New Advisory Agreement been in effect during the same periods.

			Aggregate Fees That
		Aggregate Fees	Would Have Been
Fund	Fiscal Period End	Paid to FAF ($)(1)	Paid to NAM ($)(2)

California Tax Free Fund	June 30	270,647	589,287	(3)
Colorado Tax Free Fund	June 30	118,458	361,181	(3)
Core Bond Fund	June 30	8,762,080	8,245,732
Equity Income Fund	April 30	6,424,489	5,724,031
Equity Index Fund	April 30	2,916,521	2,198,613
Global Infrastructure Fund	April 30	356,425	332,653
High Income Bond Fund	June 30	2,425,402	2,298,708
Inflation Protected Securities Fund	June 30	640,616	614,052
Intermediate Government Bond Fund	June 30	512,158	566,721
Intermediate Tax Free Fund	June 30	4,776,097	4,219,685
Intermediate Term Bond Fund	June 30	5,099,790	4,829,410
International Fund	April 30	8,318,829	7,593,686
International Select Fund	April 30	7,760,582	7,409,003
Large Cap Growth Opportunities Fund	April 30	5,077,479	4,835,885
Large Cap Select Fund	April 30	1,290,485	1,102,399
Large Cap Value Fund	April 30	3,483,821	2,938,392
Mid Cap Growth Opportunities Fund	April 30	11,916,786	11,223,071
Mid Cap Index Fund	April 30	812,895	749,522
Mid Cap Select Fund	April 30	170,208	216,726
Mid Cap Value Fund	April 30	5,694,611	5,433,556
Minnesota Intermediate Tax Free Fund	June 30	1,257,165	1,158,817
Minnesota Tax Free Fund	June 30	830,080	896,639
Missouri Tax Free Fund	June 30	805,033	901,993
Nebraska Tax Free Fund	June 30	2,403	207,775	(3)
Ohio Tax Free Fund	June 30	72,003	309,515	(3)
Oregon Intermediate Tax Free Fund	June 30	857,439	824,672
Quantitative Large Cap Core Fund	April 30	450,556	406,463
Real Estate Securities Fund	April 30	11,997,646	11,319,412
Short Tax Free Fund	June 30	1,331,083	1,167,772
Short Term Bond Fund	June 30	2,924,686	2,624,026
Small Cap Growth Opportunities Fund	April 30	1,647,657	1,439,782
Small Cap Index Fund	April 30	—	36,756
Small Cap Select Fund	April 30	6,811,983	6,494,203
Small Cap Value Fund	April 30	1,857,685	1,805,547

Exhibit C-1

			Aggregate Fees That
		Aggregate Fees	Would Have Been
Fund	Fiscal Period End	Paid to FAF ($)(1)	Paid to NAM ($)(2)

Tactical Market Opportunities Fund	April 30	—	—
Tax Free Fund	June 30	2,866,142	2,671,155
Total Return Bond Fund	June 30	4,665,844	4,246,460

(1)	“Aggregate Fees Paid to FAF” include aggregate fees paid to FAF under the Current Advisory Agreement and the Current Administrative Agreement, less any advisory, administrative and distribution (12b-1) fees waived by FAF.

(2)	“Aggregate Fees That Would Have Been Paid to NAM” include aggregate fees that would have been paid to NAM had the New Advisory Agreement been in effect, less any advisory and distribution (12b-1) fees NAM would have waived.

(3)	Amounts that would have been paid to NAM do not take into account NAM’s commitment to maintain current expense caps through their currently scheduled termination on June 30, 2011.

Exhibit C-2

EXHIBIT D

DIRECTORS AND PRINCIPAL OFFICERS OF NAM

The following table provides the names of the Directors and Principal Officers of NAM and their principal occupation and position(s). The address of each Director and Principal Officer of NAM listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. Currently, none of the persons listed below holds any position with the Company.

Other Business, Profession, Vocation
Name and Position with NAM	or Employment During Past Two Years

John P. Amboian, Chief Executive Officer and Director	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.

Michael T. Atkinson, Vice President	Vice President (since 2002) of Nuveen Investments, LLC; Vice President and Assistant Secretary of the Nuveen Funds.

Stuart J. Cohen, Managing Director, Assistant Secretary and Assistant General Counsel	Managing Director, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Managing Director and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc., Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.

Lorna C. Ferguson, Managing Director	Managing Director (since 2004) of Nuveen Investments, LLC; Vice President of the Nuveen Funds.

Stephen D. Foy, Senior Vice President	Senior Vice President (since 2010) and Funds Controller (since 1998), previously, Vice President (1993-2010) of Nuveen Investments, LLC; Vice President and Controller of the Nuveen Funds; Certified Public Accountant.

Scott S. Grace, Managing Director and Treasurer	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; Vice President and Treasurer of the Nuveen Funds; Managing Director and Treasurer of Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc. and Nuveen Investments Holdings, Inc.; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.

Exhibit D-1

Other Business, Profession, Vocation
Name and Position with NAM	or Employment During Past Two Years

Sherri A. Hlavacek, Managing Director and Corporate Controller	Managing Director and Corporate Controller of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Vice President and Controller of Nuveen Investment Solutions, Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Nuveen HydePark Group, LLC; Certified Public Accountant.

William T. Huffman, Chief Operating Officer, Municipal Fixed Income	Vice President of the Nuveen Municipal Funds; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.

Mary E. Keefe, Managing Director and Chief Compliance Officer	Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen Investment Solutions, Inc. and Nuveen HydePark Group, LLC; Vice President and Assistant Secretary of NWQ Holdings, LLC and Winslow Capital Management, Inc.

Walter M. Kelly, Senior Vice President and Assistant Secretary	Senior Vice President (since 2008), formerly, Vice President, formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President and Chief Compliance Officer of the Nuveen Funds; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).

David J. Lamb, Senior Vice President	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President of the Nuveen Funds; Certified Public Accountant.

Tina M. Lazar, Senior Vice President	Senior Vice President (since 2009), formerly, Vice President (1999-2009) of Nuveen Investments, LLC; Vice President of the Nuveen Funds.

Exhibit D-2

Other Business, Profession, Vocation
Name and Position with NAM	or Employment During Past Two Years

John L. MacCarthy, Executive Vice President and Secretary and Director	Executive Vice President (since 2008), formerly, Senior Vice President (2006-2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc., Nuveen Investments, LLC, and Nuveen Investments Holdings, Inc.; Executive Vice President (since 2008), formerly, Senior Vice President (2006-2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc., NWQ Holdings, LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; Director, Vice President and Secretary of Winslow Capital Management, Inc.

Larry W. Martin, Senior Vice President and Assistant Secretary	Senior Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of the Nuveen Funds; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

Kevin J. McCarthy, Managing Director and Assistant Secretary	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Vice President and Secretary of the Nuveen Funds; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

John V. Miller, Chief Investment Officer and Managing Director	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Vice President of the Nuveen Municipal Funds; Chartered Financial Analyst.

Exhibit D-3

Other Business, Profession, Vocation
Name and Position with NAM	or Employment During Past Two Years

Glenn R. Richter, Executive Vice President and Director	Executive Vice President, Chief Administrative Officer of Nuveen Investments, Inc. (since 2006); Executive Vice President of Nuveen Investments, LLC; Executive Vice President of Nuveen Investments Holdings, Inc.; Chief Administrative Officer of NWQ Holdings, LLC.

Christopher M. Rohrbacher, Vice President and Assistant Secretary	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of the Nuveen Funds; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).

Mark L. Winget, Vice President and Assistant Secretary	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of the Nuveen Funds; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Counsel, Vedder Price P.C. (1997-2007).

Gifford R. Zimmerman, Managing Director, Assistant Secretary and Associate General Counsel	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Chief Administrative Officer of the Nuveen Funds; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

Exhibit D-4

OFFICERS AND DIRECTORS OF THE SUB-ADVISORS

The names and principal occupation of the officers and directors of the Sub-Advisors are set forth below. No officer or director of any of the Sub-Advisors holds a position with the Company.

ALTRINSIC GLOBAL ADVISORS, LLC

Other Business, Profession, Vocation
Name and Position with Altrinsic	or Employment During Past Two Years

John D. Hock, CIO and Portfolio Manager/Analyst	None
John L. DeVita, Portfolio Manager/Analyst	None
Rehan Chaudhri, Portfolio Manager/Analyst	None
Deborah Judd, Chief Compliance Officer	None

HANSBERGER GLOBAL INVESTORS, INC.

Other Business, Profession, Vocation
Name and Position with Hansberger	or Employment During Past Two Years

Directors

Holt, Ronald CEO, President, Co-CIO — Value Team, Ultimate Designated Person	Ron Holt serves on the HGI Board of Directors as well as HGI’s Management and Executive Committees. In his role as Co-Chief Investment Officer, Ron is responsible for the oversight and implementation of the team’s investment philosophy and process. Ron joined HGI in 1997 as an analyst with coverage of several global industries and regions. Later he became a Portfolio Manager as well as Director of Research for the Value team. Ron began his career at Merrill Lynch in 1991. He holds an MBA in Finance from New York University’s Stern School of Business and a Bachelor of Arts in Economics from Columbia University. Ron is a CFA charter holder and a member of the CFA Institute.

Hendry, Bev COO, Treasurer	Bev Hendry serves on HGI’s Board of Directors, as well as HGI’s Management and Executive Committees. In his role at the firm, he oversees operations, finance, client service, marketing and product development. Prior to joining the firm in 2008, Bev worked at Aberdeen Asset Management Inc. where he was as a managing director for over 20 years. At AAM, he led the North and South American operations and was responsible for launching new products, maintaining relationships with third-party providers and overseeing client relationships. Bev holds a Master of Arts — Economics and Statistics from the University of Aberdeen in his native Scotland.

Exhibit D-5

Other Business, Profession, Vocation
Name and Position with Hansberger	or Employment During Past Two Years

Tibbles, Tom CIO — Growth Team & Managing Director — Canada	Tom Tibbles serves on the HGI Board of Directors as well as HGI’s Management and Executive Committees. In his role as Chief Investment Officer for the Growth team, he is responsible for asset allocation and risk management decisions. Prior to joining the firm in 1999, Tom headed up the Global Equity Team at Indago Capital Management in Toronto, an affiliate of Canada Life. He holds a Bachelor of Commerce degree with distinction from the University of Toronto, Trinity College. While attending the University of Toronto, he was awarded the Martin R. Lindsay Scholarship for performance in advanced finance and a Trinity College Scholarship for overall performance. He is a CFA charter holder and a member of the Toronto Society of Financial Analysts.

Portfolio Mgmt/Research

Alzuru, Francisco Managing Director — Emerging Market Research	Francisco Alzuru is a senior member of the Value investment team. His responsibilities also include managing the Emerging Markets portfolio with Aureole Foong. Prior to joining the firm in 1995, Francisco was a Vice President and Senior Research Analyst at Vestcorp Partners, a Latin American based investment bank, where he was involved in both the sell and buy side research effort in Venezuela and Peru. Francisco holds a Bachelor of Science Degree in Urban Planning from the Universidad Simon Bolivar in Caracas, Venezuela and a Masters in Finance from Oklahoma City University. He is a CFA charter holder and a member of the CFA Institute, as well as the CFA Society of South Florida. He is fluent in Spanish.

Chan, Quardy VP — Research	Quardy Chan is a senior member of the Value investment team. She joined HGI in 1996 after working for a Canadian financial advisor and IBM Hong Kong. Quardy completed the Canadian Securities Course and was working towards the Certified General Accountants designation before returning to Hong Kong. Having spent eight years living and working in Canada, she has a unique balance of local insight into Asia as well as an understanding of western business practices. Quardy graduated from York University with a Bachelor of Business Administration, majoring in Finance and is a CFA charter holder. She is fluent in Cantonese.

Exhibit D-6

Other Business, Profession, Vocation
Name and Position with Hansberger	or Employment During Past Two Years

Denisova, Elena VP — Research	Elena Denisova works as Research Analyst covering Metals & Mining as well as Chemicals for the Value team. Prior to joining the firm in 1996, Elena was a Senior Research Analyst with the Institute of World Economy and International Relations at the Russian Academy of Sciences. Elena served as a visiting researcher with the Institute for Development Studies at the University of Helsinki, Finland and with the Russian Information Center, International Center in Washington D.C. She participated in several projects of IMEMO dealing with the analysis and prognosis of Russia’s transition to the market economy, its current economic trends and post privatization consulting of Russian companies. Elena is a graduate of Moscow State University with a major in Political Economy. She also received a Ph.D. in Development Economics from the Institute of World Economy and International Relations, USSR Academy of Sciences. She is fluent in Russian.

Foong, Aureole Managing Director — Emerging Markets Research	Aureole Foong is a senior member of the Value investment team. His responsibilities also include managing the Emerging Markets portfolio with Francisco Alzuru. Prior to joining the firm in 1997, Aureole was a Director of Peregrine Asset Management where he was a portfolio manager responsible for several mutual funds and private accounts investing in regional Asian markets. He was part of the original team that helped build a US$700 million business in three years for the Peregrine group. Prior to Peregrine, Aureole was with Unifund, a private investment firm headquartered in Geneva with over $2.5 billion in global assets. Aureole was based in Bangkok and Hong Kong where he was a portfolio manager responsible for the Asian markets. His experience also includes working at Morgan Stanley in New York, Los Angeles and Hong Kong in their Private Client Services group. Aureole started his investment career in 1987. He received his MBA and a Bachelor of Science in Computer Science from the University of Southern California in Los Angeles. He speaks Cantonese, Mandarin, Malay and Indonesian.

Exhibit D-7

Other Business, Profession, Vocation
Name and Position with Hansberger	or Employment During Past Two Years

Graham, Trevor SVP — Research	Trevor Graham joined the growth team as a senior research analyst in 2004. Prior to joining the firm, Trevor worked as an associate quantitative analyst for Phillips, Hager & North Investment Management Ltd.. At PHN he managed an active country/passive Non-North American equity portfolio prior to it becoming an active fund. He then became a fundamental analyst covering the energy, utilities, basic materials and industrials sectors. Later he also assumed coverage of the U.S. equity market and had global (ex Canada) sector responsibilities. Trevor’s team was responsible for managing C$3.5 billion in assets. Trevor holds a Bachelor of Commerce in International Finance from the University of Victoria. He is a CFA charter holder and a member of the Toronto Society of Financial Analysts.

Grant, Eva VP — Research	Eva Grant joined the growth team in 2003 as a research analyst. Eva previously was a Research Associate with ScotiaMcLeod Inc., focused on equity research concentrating on the chemical and fertilizer industries. She also developed earnings and simulation models and company comparisons leading to financial forecasts, earnings estimates and target prices. She began her career in the investment industry with a Canadian investment bank upon receiving her Honors Bachelor of Commerce degree from McMaster University. She is a CFA charter holder and a member of the Toronto Society of Financial Analysts.

Gretsky, Victoria SVP — Research	Victoria Gretsky serves as Senior Research Analyst of the Value team primarily covering Health Care Equipment & Services, Paper & Forest Products and Communications Equipment and on a regional basis covers the EMEA region with Francisco Alzuru and Aureole Foong. Prior to joining the firm in 1996, she was a research analyst for Optimum Consulting, a Russian based firm which specialized in restructuring Russian companies during privatization. In this position she worked on corporate finance and business strategy development. Victoria holds a Master’s degree in Computer Science from Moscow State Technical University. She is fluent in Russian

Exhibit D-8

Other Business, Profession, Vocation
Name and Position with Hansberger	or Employment During Past Two Years

Ho, Stephen SVP — Research	Stephen joined the Value team in 1999 and is a Portfolio Manager and a senior member of the investment team. Prior to joining the firm, Stephen worked with American International Group in New York and Asia. His responsibilities included managing assets of $2.5 billion in global and Asian equity mandates for mutual funds and institutional clients. Stephen received his MBA in Finance and International Business from Columbia University and his Bachelor of Arts in Economics and International Relations from the University of Pennsylvania. He started his investment career in 1986. He is fluent in Cantonese and also speaks Mandarin.

McLaughlin, Moira SVP — Research	Moira McLachlan joined the firm in 2004 and is a senior member of the value investment team. Her research coverage includes European Banks and the economies in the Eurozone. She also serves as a portfolio manager. Prior to joining the firm, Moira spent 8 years at Mackenzie Investment Management, where she served as a research analyst and portfolio manager. In her final role at Mackenzie as Head of International Equities, she was responsible for the management of nearly $500 million in international equities. She received a Masters of International Business Studies from the University of South Carolina, a Bachelor of Science in Multinational Business Administration and a Bachelor of Arts in Spanish Literature from Florida State University. Moira is a CFA charter holder and a member of the CFA Institute. She is fluent in Spanish and Portuguese.

Meave, Patricia VP — Research	Patricia Meave is a Research Analyst covering global Capital Goods, as well as part of the Financial sector for the Value team. Prior to joining the firm in 2005, Patricia was a Senior Research Equity Analyst at Variant Research Corporation, an independent research firm covering the Financial Sector. Patricia’s experience also includes several years as a Research Equity Analyst for Security Management Company covering the Financial and Industrial Sectors. Patricia was a Fulbright Scholar, who obtained her Master’s Degree in Economics and Finance from the MBA program at the University of Kansas, where she also received her Bachelor of Science Degree in Accounting and Finance. She is a CFA charter holder and a member of the CFA Institute. She is fluent in Spanish and is a native of Bolivia.

Exhibit D-9

Other Business, Profession, Vocation
Name and Position with Hansberger	or Employment During Past Two Years

Poon, Mark Managing Director — Asia	Mark Poon has been a member of the Value team since 1996. Prior to focusing on equity research, he also worked on our trading desk. Prior to joining the firm in 1996, Mark was head of emerging markets trading for Templeton’s US$7 billion Emerging Markets Fund, which invested in over 30 countries globally. Mark was instrumental in developing Templeton’s emerging markets database, as well as the trading & settlements team and computer systems for their emerging markets’ activities. Previously Mark worked with the Korea Development Bank trading fixed income instruments. He also has experience trading foreign exchange and money market products with the Hang Seng Bank in Hong Kong. Mark started his investment career in 1986 and holds a Bachelor of Science in Finance from the University College Dublin, a National University in Dublin, Ireland. He is fluent in Cantonese.

Reeves, Lauretta (Retz) Co-CIO — Value Team & Managing Director of Research Technology	Lauretta “Retz” Reeves joined the firm in 1996 and serves as Co-Chief Investment Officer of the Value team. She is currently also a Portfolio Manager and Senior Research Analyst covering Healthcare. Prior to joining HGI, Retz was Senior Vice President at Templeton Investment Counsel, Inc. in the research and portfolio management group. She was also portfolio manager for several separate accounts and mutual funds which in total exceeded $1 billion of assets. Retz received her MBA from Nova-Southeastern University and her undergraduate degree in business management from Florida International University. She is a CFA charter holder and member of the CFA Institute.

Seyfulmulukov, Iskander VP — Research	Iskander Seyfulmulukov is the Value team’s Energy research analyst. Prior to joining the firm in 2000, he was a senior researcher for the Institute of World Economy and International Relations of the Russian Academy of Sciences, specializing in the international oil and gas industry. Iskander served as a visiting researcher with the Brookings Institution in Washington D.C., and with El Colegio de Mexico in Mexico City. He graduated from Moscow State Institute of International Relations and holds a Ph.D. in Economics. He is fluent in Russian and speaks French and Spanish.

Exhibit D-10

Other Business, Profession, Vocation
Name and Position with Hansberger	or Employment During Past Two Years

Shankar, Ramdas VP — India	R. Shankar is part of the Value investment team with responsibilities for research coverage of the Indian market. Prior to joining the firm in 2006, he worked with Templeton Emerging Markets Funds as an Investment Manager with responsibilities for Indian equities. R. Shankar was instrumental in establishing Templeton’s research presence in India and building up an exposure in Indian equities in excess of $650 million. He is an associate member of the Institute of Chartered Accountants of India and has received a postgraduate diploma in finance from Indian Institute of Management, Bangalore.

Tan, Patrick SVP — Research	Patrick Tan joined the firm in April 1999 and is a senior member of the growth investment team. Patrick has worked with Tom Tibbles and Barry Lockhart since 1994, when they were part of the global equity team at Indago Capital Management. As an equity analyst, Patrick was responsible for quantitative analysis of portfolios, program trading, research technology, database management and performance measurement. He holds a Bachelor of Arts degree in Commerce and Economics from the University of Toronto.

Zdzienicki, Greg VP — Research	Greg Zdzienicki joined the growth team in a senior product specialist role. As such, he interfaces with clients and the firm’s marketing group as the liaison to the team. Prior to joining the firm in 2007, he worked at HSBC Investments (Canada) Ltd. as a Senior Research Analyst. Greg also worked for Manulife Financial as a Manager, where he was responsible for Investment Management research and selection, as well as ongoing due diligence for Canadian, U.S. and EAFE equity and fixed income mandates. He began his career in the investment industry with the Bank of Montreal. Greg received his Bachelor of Arts degree from York University.

Marketing

Alfaro, Brenda VP — Marketing	Brenda Alfaro is based in the Fort Lauderdale headquarters and is responsible for institutional business development. Prior to joining the firm in 2010, Brenda worked at Paradigm Asset Management in the institutional marketing and client service department. Brenda received her Master’s in Social Science Administration from Case Western Reserve University and her Bachelor’s degree from Florida International University. She is fluent in Spanish.

Exhibit D-11

Other Business, Profession, Vocation
Name and Position with Hansberger	or Employment During Past Two Years

DiNallo, Matthew VP — Client Service	Matt DiNallo is based in Fort Lauderdale and responsible for managing the firm’s relationship with new and existing institutional clients. Prior to joining the firm in 2008, Matt was a senior product manager in its Institutional Services division of Fidelity Investments. Prior to that, he was a product manager for the Investment Product Management & Analysis division of Prudential Financial Corp. Matt holds an MBA degree from The George Washington University and a BS degree from Central Connecticut State University. He is a CFA charter holder and a member of the CFA Institute.

Orley, Evelyn SVP — Marketing	Evelyn Orley joined HGI in 2004 and is located in Solana Beach, California. She is responsible for institutional business development and client relationship management. Evelyn began her investment management career at Freeman Associates Investment Management. Prior experiences include sports marketing for Executive Sports International and working in the wealth management department of Credit Suisse in her hometown of Zurich, Switzerland. In addition, she spent seven years as a professional golfer on the LPGA, the European and Asian Tours. Tour accomplishments include victories in the Singapore and Swiss Opens. Evelyn received a Bachelor of Science degree in Political Science from Duke University where she twice earned All American recognition for golf. She is fluent in German, French and Spanish.

Seidman, Keith VP — Marketing	Keith Seidman is based in Harrison, NY and is responsible for institutional business development and client relationship management in the Eastern US States. Keith has 20 years institutional sales experience. Prior to joining the firm in 2008, he was a Managing Director for Robeco Investment Management Company, where he was responsible for the development of new business in the institutional marketplace for both traditional and alternative strategies. Previously he worked in sales at Vencast and StockVal Inc. He was also a mutual fund wholesaler at Oppenheimer Management and worked at Gordon Haskett & Company. Keith began his career as an account executive at AT&T Information Systems. He holds a Bachelor of Science degree in Business Finance and Administration from Virginia Commonwealth University.

Exhibit D-12

Other Business, Profession, Vocation
Name and Position with Hansberger	or Employment During Past Two Years

Vinikoor, Jason VP — Marketing	Jason Vinikoor joined HGI in 2005 and is based in the Fort Lauderdale headquarters. He is responsible for institutional business development in the Southeastern United States and Puerto Rico. Prior to joining HGI, Jason worked at Lazard Asset Management in the Institutional Marketing Department. He was based in Lazard’s New York headquarters from 1998-2003 and London affiliate from 2003-2005. Jason earned his MBA degree from the University of Florida Warrington College of Business and received a Bachelor of Arts in Communications from the University of Pennsylvania.

Admin/Ops/Legal

Davis, Jessica VP — Benefits & Office Administration	Jessica Davis is responsible for all aspects of the corporate Human Resources management and Office Administration of our domestic and international offices. Jessica joined HGI in 1997 as a Research Assistant. She supported the research & investment team with a wide array of research, portfolio management, and research technology reporting needs. Jessica holds her Bachelor of Science in Finance and Economics from Fisk University, and an MBA in Finance from Nova Southeastern University. She is a member of the Society of Human Resource Management (SHRM).

Finn, John VP — Trading	John Finn joined HGI in 2003 and works on the trading desk in our Fort Lauderdale headquarters. John began his investment career as an Assistant International Trader at Ivy Funds in Boca Raton, Florida before he joined Morgan Stanley’s retail brokerage group. He received his Bachelor of Science from the University of North Carolina at Wilmington.

Foglia, Mary SVP — Director of Trading	Mary Foglia is responsible for coordinating HGI’s dual trading operations in Fort Lauderdale and Hong Kong. Prior to joining the firm in 1997, Mary served over nine years as a trader and administrator in both developed and emerging markets at Templeton Investment Counsel Inc. Prior to that Mary was responsible for all European trading at Wellington Management in Boston. She started her industry career in 1986, and has a Bachelor of Science from St. Benedicts College in Minnesota and a degree in Hispanic language from the University of Barcelona in Spain.

Lemanski, David Chief Administrative Officer	David Lemanski oversees the information technology, trading and operations areas at HGI. Prior to joining the firm in 1995, David worked for Palm Beach Capital Management and Templeton Investment Counsel, Inc. He received a Bachelor of Science degree in Finance and Accounting from Florida State University. He is also a certified public accountant.

Exhibit D-13

Other Business, Profession, Vocation
Name and Position with Hansberger	or Employment During Past Two Years

Moore-Wester, Susan Chief Compliance Officer	Susan Moore-Wester has primary responsibility for compliance-related matters at HGI. In her function as Chief Compliance Officer, Susan reports to Ron Holt. Prior to joining the firm in 2005, Susan was a Securities Compliance Examiner with the U.S. Securities and Exchange Commission - Southeast Regional Office, in Miami, FL. She also worked as Portfolio Compliance Manager at Franklin Templeton. Susan also served as the Senior Director of the Membership and Registration Department of the Chicago Mercantile Exchange. She received her MBA from the University of Chicago and her BS in Education from the State University of New York College of Arts and Sciences.

Ng, Gwen VP — Trading	Gwen Ng works on the trading desk in the Hong Kong office. She originally joined HGI in 1996 as the Office Administrator. Previously, Gwen worked in the hospitality industry in Hong Kong and Singapore for over 10 years. She is fluent in Cantonese, Hokkien and Mandarin and is a native of Singapore.

Pelletier, Sharon SVP — Investment Operations & Account Administration	Sharon Pelletier is responsible for the overall management of the Account Administration and Operations Department. Prior to joining the firm in 1997, Sharon worked in the back office at Franklin Templeton, where she was responsible for managing approximately $12 billion of assets under management for their separate account business. Sharon has close to 30 years of Account Administration experience. She is a graduate of the University of Florida’s Trust Management School.

Powers, Andrew SVP & Managing Director of IT	Andrew Powers is responsible for HGI’s technology infrastructure, application development and systems integration. Prior to joining the firm in 1996, he worked for the University of Miami’s IT Department where he supervised the PC training program and help desk. He was also the lead Sybase instructor for UM’s Information Systems Institute, and taught Computer Information Systems classes at their School of Business Administration. Andrew completed a Masters program at the University of Miami consisting of an MBA and MS in Computer Information Systems, and holds a certificate in Telecommunications Management. He also received a BBA in Finance from the University of Miami.

Exhibit D-14

Other Business, Profession, Vocation
Name and Position with Hansberger	or Employment During Past Two Years

Riddles, Neil Performance Manager	Neil Riddles is responsible for the performance measurement function. Prior to joining the firm in 2001, he was Senior Vice President - Director of Performance Analysis at Templeton Global Investors Inc. Neil’s experience also includes working at the consulting firm of Rogers, Casey & Associates, Inc., where he specialized in the application of equity risk models, constructed customized benchmarks and enhanced portfolio reporting. Neil is very active in the committees governing the AIMR PPS and GIPS standards and currently serves as chairman of the North American Investment Performance Committee (NAIPC). He is also on the advisory board of the Journal of Performance Measurement, the CIPM Advisory Council, and is an author and frequent speaker on performance measurement related topics. Neil earned his MBA degree from the Hagan School of Business at Iona College. He is a CFA charter holder and has a Certificate in Investment Performance Measurement.

Smiley, Eileen General Counsel	Eileen Smiley is HGI’s General Counsel. Prior to joining the firm in 2010, Ms. Smiley had extensive regulatory, law firm and in-house experience working in the asset management industry, including Wellington Management Company, LLP (2007-2010), USAA (2003- 2006), Morrison & Foerster, LLP (1999-2003), and at the U.S. Securities and Exchange Commission in the Divisions of Investment Management and Enforcement in Washington, DC. (1991-1998). Ms. Smiley has her J.D. from the University of California at Davis and a B.A. Degree in History from Trinity College in Hartford, CT.

Yan, Richard VP & Controller	Richard Yan is responsible for HGI’s financial operations, including financial and tax reporting, business planning, and budgeting. Prior to joining the firm in 2006, he worked at Ernst and Young LLP, planning and performing audits and other attestation engagements. Richard received his Bachelor of Business Administration, Accounting, from Florida Atlantic University. He is a Certified Public Accountant, State of Florida and a member of the Florida Institute of Certified Public Accountants.

Exhibit D-15

LAZARD ASSET MANAGEMENT LLC

Other Business, Profession, Vocation
Name and Position with Lazard	or Employment During Past Two Years

Ashish Bhutani Chief Executive Officer Lazard Asset Management LLC	None

Charles L. Carroll Deputy Chairman, Head of Global Marketing Lazard Asset Management LLC	Charles is also Chief Executive Officer, President and Director of The Lazard Funds, Inc. and Lazard Retirement Series, Inc.

Andrew Lacey Deputy Chairman, U.S. and Global Strategies Lazard Asset Management LLC	Andrew is currently on the Board of Trustees of the Link Community School.

John R. Reinsberg Deputy Chairman, International and Global Strategies Lazard Asset Management LLC (New York)	John is a member of the University of Pennsylvania School of Arts and Sciences Board of Overseers, the University of Pennsylvania Huntsman Program Advisory Board, the Board of Directors of the Alliance for Cancer Gene Therapy, the Board of Directors of The Jewish Museum, as well as the Board of Directors of the U.S. Institute (Institutional Investor)

Robert P. DeConcini Chairman USA Lazard Asset Management LLC (New York)	None

Nathan Paul Managing Director, General Counsel Lazard Asset Management LLC (New York)	Nathan serves as Secretary of Lazard Asset Management LLC and The Lazard Funds, Inc.

Andreas Huebner Senior Managing Director Lazard Asset Management (Deutschland) GmbH (Frankfurt)	Andreas is a member of the International Bankers Forum (IBF) and of the Frankfurter Finanz-Forum (FFF), as well as a member of the board of the Risk Management Exchange Hannover (RMX Hannover).

Robert Prugue Senior Managing Director Lazard Asset Management Pacific Co. (Sydney)	None

Bill Smith Senior Managing Director, Chief Executive Officer (UK) Lazard Asset Management Limited (London)	Bill is a Fellow of the Institute of Mathematics and its Applications and is a member of the Board of the Investment Management Association.

Jennifer A. Abate Managing Director, National Account Manager Lazard Asset Management LLC (New York)	Jennifer is a member of the Investment Management Consultants Association and the Money Management Institute.

Ardra Belitz Managing Director, Portfolio Manager/Analyst Lazard Asset Management LLC (New York)	None

Michael A. Bennett, CPA Managing Director, Portfolio Manager/Analyst Lazard Asset Management LLC (New York)	None

Christopher Blake Managing Director, Portfolio Manager/Analyst Lazard Asset Management LLC (New York)	None

Exhibit D-16

Other Business, Profession, Vocation
Name and Position with Lazard	or Employment During Past Two Years

Nicholas Bratt Managing Director, Portfolio Manager/Analyst Lazard Asset Management LLC (New York)	Nick is a Director of the Korea Society and an Advisory Director of La Maison Française, as well as a member of Council on Foreign Relations.

Charles Burgdorf Managing Director, Marketing Representative Lazard Asset Management LLC (New York)	None

Irene T. Cheng Managing Director, Portfolio Manager/Analyst Lazard Asset Management LLC (New York)	None

Henry Choon, CFA, CPA Managing Director, Head of Business Development and Marketing for Asia (ex-Japan) Lazard Asset Management (Hong Kong) Limited	Henry is a member of the CFA Institute, the HK Financial Analyst Association, as well as the America Institute of Certified Public Accountants.

David Cleary, CFA Managing Director, Portfolio Manager/Analyst Lazard Asset Management LLC (New York)	David is a member of the New York Society of Security Analysts (NYSSA) as well as the CFA Institute.

Kenneth Colton, CFA Managing Director Lazard Asset Management LLC (New York)	None

Robert Connin Managing Director, Consultant Relations Lazard Asset Management LLC (New York)	None

Alan Custis Managing Director, Portfolio Manager/Analyst Lazard Asset Management Limited (London)	None

James Donald, CFA Managing Director, Portfolio Manager/Analyst Lazard Asset Management LLC (New York)	None

Anthony J. Dote, Jr. Managing Director, Marketing Representative Lazard Asset Management LLC (New York)	None

Yury S. Dubrovsky, CFA Managing Director, Head of Global Risk Management Lazard Asset Management LLC (New York)	Yury is a member of the CFA Institute, New York Security Analysts Society, International Association of Financial Engineers, Global Association of Risk Professionals and Capital Markets Credit Analyst Society.

Michael G. Fry Managing Director, Portfolio Manager/Analyst Lazard Asset Management Limited (London)	Michael is a member of the Institute of Chartered Accountants in Australia and an associate of the Financial Services Institute of Australasia.

Jeffrey L. Gould Managing Director, Institutional Marketing Lazard Asset Management LLC (New York)	Previously, Jeff spent 18 years at Putnam Investments where he was a Managing Director and Head of Institutional Sales and Consultant Relations. Jeff has a BA from Lake Forest College.

Timothy S. Griffen Managing Director, Portfolio Manager/Analyst Lazard Japan Asset Management K.K. (Tokyo)	None

William Holzer Managing Director, Portfolio Manager/Analyst Lazard Asset Management LLC (New York)	None

Exhibit D-17

Other Business, Profession, Vocation
Name and Position with Lazard	or Employment During Past Two Years

Peter C. Hunsberger Managing Director, Research Analyst Lazard Asset Management LLC (New York)	None

Arif T. Joshi, CFA Managing Director, Portfolio Manager/Analyst Lazard Asset Management LLC (New York)	Prior to joining Lazard in 2010, Arif was with HSBC Asset Management (formerly Halbis)

Matthias Kruse Managing Director, European Marketing Lazard Asset Management (Deutschland) GmbH (Frankfurt)	None

John J. Lee Managing Director, Portfolio Manager/Analyst Lazard Asset Management LLC (New York)	None

Mark Little Managing Director, Portfolio Manager/Analyst Lazard Asset Management Limited (London)	None

Carmine Lizza Managing Director, Chief Information Officer & Global Head of Technology Lazard Ltd. (New York)	None

Gerald Mazzari Managing Director and Chief Operating Officer Lazard Asset Management LLC (New York)	None

Keiichi Miki Managing Director & Chief Executive Officer (Japan) Lazard Japan Asset Management K.K. (Tokyo)	Prior to joining Lazard in March 2010, Keiichi was Head of JPMorgan Asset Management (Japan) Limited.

Andrew Norris Managing Director, Portfolio Manager/Analyst Lazard Asset Management LLC (New York)	None

Brian Pessin, CFA Managing Director, Portfolio Manager/Analyst Lazard Asset Management LLC (New York)	Brian is a member of the New York Society of Security Analysts (NYSSA) as well as the CFA Institute.

David Pizzimenti Managing Director, Research Analyst Lazard Asset Management LLC (New York)	None

Michael Powers Managing Director, Portfolio Manager/Analyst Lazard Asset Management LLC (New York)	None

Ganesh Ramachandran, CFA Managing Director, Portfolio Manager/Analyst Lazard Asset Management LLC (New York)	None

Eulogio (Joe) Ramos Managing Director, Portfolio Manager/Analyst Lazard Asset Management LLC (New York)	None

Sean H. Reynolds Managing Director, Portfolio Manager/Analyst Lazard Asset Management LLC (New York)	None

Exhibit D-18

Other Business, Profession, Vocation
Name and Position with Lazard	or Employment During Past Two Years

Susan Roberts Managing Director Lazard Asset Management Pacific Co. (Sydney)	Susan is a Fellow of the Institute of Actuaries of Australia.

Robert A. Rowland Managing Director, Portfolio Manager/Analyst Lazard Asset Management LLC (New York)	Robert is a member of the Institute of Investment Management and Research.

Nina M. Saglimbeni Managing Director, Research Analyst Lazard Asset Management LLC (New York)	None

James Schachtel Managing Director, National Sales Manager Lazard Asset Management LLC (New York)	None

Ulrich Schweiger Managing Director, Portfolio Manager/Analyst Lazard Asset Management (Deutschland) GmbH (Frankfurt)	None

Denise S. Simon Managing Director, Portfolio Manager/Analyst Lazard Asset Management LLC (New York)	Prior to joining Lazard in 2010, Denise was with HSBC Asset Management (formerly Halbis)

Darrin Sokol Managing Director, Trader Lazard Asset Management LLC (New York)	None

Jeremy Taylor Managing Director, Research Analyst Lazard Asset Management Limited (London)	None

Ronald Temple, CFA Managing Director, Portfolio Manager/Analyst Lazard Asset Management LLC (New York)	Ron serves as a trustee of the Link Community School in Newark, New Jersey and is a member of the Trinity Board of Visitors at Duke University.

Richard Tutino, CFA Managing Director, Portfolio Manager/Analyst Lazard Asset Management LLC (New York)	Richard is a member of the New York Society of Security Analysts.

Merida Welles, CFA Managing Director, Marketing Representative Lazard Asset Management LLC (New York)	Merida is a member of the New York Society of Security Analysts.

Markus van de Weyer Managing Director, Portfolio Manager/Analyst Lazard Asset Management (Deutschland) GmbH (Frankfurt)	None

Brian D. Simon Director, Director of Legal Affairs and Chief Compliance Officer Lazard Asset Management LLC (New York)	None

Exhibit D-19

OFFICERS OF THE COMPANY

The following table provides the current officers of the Company and their principal occupations during the past five years (their titles may have varied during that period). The address of each officer listed below is c/o FAF Advisors, LLC, 800 Nicollet Mall, Minneapolis, Minnesota 55402. Officers receive no compensation from the Company*.

	Position with the	Term of Office and	Principal Occupation(s)
Name and Year of Birth	Company	Length of Time Served	During Past 5 Years

Thomas S. Schreier, Jr. 1962	President	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer of FAF Advisors, Inc.; Chief Investment Officer of FAF Advisors, Inc. since September 2007.

Jeffery M. Wilson 1956	Vice President	Re-elected by the Board annually, Vice President — Administration of FAIF since March 2000	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. 1959	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since December 2004	Mutual Funds Treasurer, FAF Advisors, Inc.

Jill M. Stevenson 1965	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc.

David H. Lui 1960	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since March 2005	Chief Compliance Officer, FAF Advisors, Inc.

Cynthia C. DeRuyter 1973	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAIF since June 2010	Compliance Director, FAF Advisors, Inc., since March 2010; prior thereto, Compliance Manager, RSM McGladrey, Inc., since March 2006; prior thereto, Compliance Manager, FAF Advisors, Inc.

Kathleen L. Prudhomme 1953	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004; prior thereto, Assistant Secretary of FAIF since September 1998	Deputy General Counsel, FAF Advisors, Inc.

Exhibit D-20

	Position with the	Term of Office and	Principal Occupation(s)
Name and Year of Birth	Company	Length of Time Served	During Past 5 Years

James D. Alt 1951	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; Secretary of FAIF from June 2002 through December 2004; Assistant Secretary of FAIF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

James R. Arnold 1957	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Senior Vice President, U.S. Bancorp Fund Services, LLC.

Richard J. Ertel 1967	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc.

Michael W. Kremenak 1978	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since February 2009	Counsel, FAF Advisors, Inc., since January 2009; prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP from September 2005 to January 2009.

*	Legal fees and expenses are paid to Dorsey & Whitney LLP, the law firm of which Mr. Alt is a partner.

Exhibit D-21

EXHIBIT E

OTHER REGISTERED FUNDS ADVISED BY SUB-ADVISORS AND FEE SCHEDULES

Set forth in the table below are other funds registered under the 1940 Act advised/sub-advised by each Sub-Advisor with similar investment objectives and policies to the Funds sub-advised by each Sub-Advisor, the amount of assets managed for those funds and the management/sub-advisory fee rates.

Altrinsic Global Advisors, LLC

	Net Assets as of		Advised or
Fund	September 30, 2010	Fee Rate	Sub-Advised

Northern Trust Multi-Manager International Equity Fund	$533.3 million	*	Sub-Advised

*	Pursuant to an exemptive order issued to the fund by the SEC, the fund is not required to disclose the fee rate paid to a sub-advisor.

Hansberger Global Investors, Inc.

	Net Assets as of
	September 30, 2010		Advised or
Fund	(Millions)	Fee Rate	Sub-Advised

HIS International Growth Fund	$581.9	0.75%	Advised
ING International Capital Appreciation Fund	$101.4	$0-50 million 0.40% Over $50 million 0.35%	Sub-Advised
MTB International Equity Fund	$56.2	0.60%	Sub-Advised

Lazard Asset Management, LLC

	Net Assets as of
	September 30, 2010		Advised or
Fund	(Millions)	Fee Rate	Sub-Advised

Lazard Emerging Mkts Eq Portfolio	$17,353.6	1.00%	Advised
Lazard Retirement Emerging Markets Equity Portfolio	$776.8	1.00%	Advised
CGCM Emerging Markets Fund	$888.6	0.50%	Sub-advised
First American International Select Fund	$835.5	0.75% on first $112.5 million 0.70% on next $37.5 million 0.65% on next $37.5 million 0.60% thereafter	Sub-Advised
JNL/Lazard Emerging Markets Series	$1,139.7	0.75% on first $50 million 0.65% on next $150 million 0.65% on next $500 million 0.55% thereafter	Sub-Advised

Exhibit E-1

EXHIBIT F

COMPENSATION OF DIRECTOR NOMINEES

Set forth in the table below is information regarding the aggregate compensation paid by funds in the Nuveen fund complex to the Director Nominees for the calendar year ended December 31, 2009.

Director Nominees	Aggregate Compensation Paid ($)

John P. Amboian	0
Robert P. Bremner	265,996
Jack B. Evans	239,830
William C. Hunter	194,333
David J. Kundert	252,913
William J. Schneider	258,133
Judith M. Stockdale	219,480
Carole E. Stone	186,750
Terence J. Toth	247,289
Virginia L. Stringer	0

COMPENSATION OF CURRENT DIRECTORS

Set forth in the table below is information regarding compensation paid by the Company and the total compensation paid by the Company and Fund Complex to the current directors for the calendar year ended December 31, 2009.

		Total Compensation
	Aggregate Compensation	from Company and Fund
Current Directors	from Company ($)	Complex ($)

Benjamin R. Field	111,199	161,500
Roger A. Gibson	120,408	174,875
Victoria J. Herget	122,216	177,500
John P. Kayser	109,478	159,000
Leonard W. Kedrowski	124,109	180,250
Richard K. Riederer	109,134	158,500
Joseph D. Strauss	117,740	171,000
Virginia L. Stringer	194,513	282,500
James M. Wade	110,166	160,000

Exhibit F-1

EXHIBIT G

OWNERSHIP OF SHARES

The following table lists the dollar range of equity securities beneficially owned by each Director Nominee in the Funds and in all Nuveen funds to be overseen by the Director Nominee as of June 30, 2010.

	John P.	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.	Virginia L.
Fund	Amboian	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth	Stringer

California Tax Free Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Colorado Tax Free Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Core Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Equity Income Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Equity Index Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Global Infrastructure Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001-50,000
High Income Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Inflation Protected Securities Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intermediate Government Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intermediate Tax Free Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intermediate Term Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
International Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001-50,000
International Select Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$50,001-100,000
Large Cap Growth Opportunities Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001-50,000
Large Cap Select Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Large Cap Value Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001-50,000
Mid Cap Growth Opportunities Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001-100,000
Mid Cap Index Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001-50,000
Mid Cap Select Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Mid Cap Value Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001-50,000
Minnesota Intermediate Tax Free Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Minnesota Tax Free Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Missouri Tax Free Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nebraska Tax Free Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Ohio Tax Free Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Oregon Intermediate Tax Free Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Quantitative Large Cap Core Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Real Estate Securities Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Short Tax Free Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Short Term Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Small Cap Growth Opportunities Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Small Cap Index Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001-50,000
Small Cap Select Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$50,001-100,000
Small Cap Value Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001-50,000
Tactical Market Opportunities Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Free Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Total Return Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Aggregate Range of Equity Securities in All Nuveen/FAF Funds to Be Overseen by the Director Nominees	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Exhibit G-1

EXHIBIT H

BOARD AND COMMITTEE MEETINGS

Set forth in the table below is information regarding the number of Board, Audit Committee, Pricing Committee and Governance Committee meetings held during each Fund’s most recent fiscal year.

	Board and Committee Meetings
	No. of Meetings Held
Fund	Board	Audit	Governance	Pricing

California Tax Free Fund	5	5	3	4
Colorado Tax Free Fund	5	5	3	4
Core Bond Fund	5	5	3	4
Equity Income Fund	6	6	2	5
Equity Index Fund	6	6	2	5
Global Infrastructure Fund	6	6	2	5
High Income Bond Fund	5	5	3	4
Inflation Protected Securities Fund	5	5	3	4
Intermediate Government Bond Fund	5	5	3	4
Intermediate Tax Free Fund	5	5	3	4
Intermediate Term Bond Fund	5	5	3	4
International Fund	6	6	2	5
International Select Fund	7	6	2	5
Large Cap Growth Opportunities Fund	6	6	2	5
Large Cap Select Fund	6	6	2	5
Large Cap Value Fund	6	6	2	5
Mid Cap Growth Opportunities Fund	6	6	2	5
Mid Cap Index Fund	6	6	2	5
Mid Cap Select Fund	6	6	2	5
Mid Cap Value Fund	6	6	2	5
Minnesota Intermediate Tax Free Fund	5	5	3	4
Minnesota Tax Free Fund	5	5	3	4
Missouri Tax Free Fund	5	5	3	4
Nebraska Tax Free Fund	5	5	3	4
Ohio Tax Free Fund	5	5	3	4
Oregon Intermediate Tax Free Fund	5	5	3	4
Quantitative Large Cap Core Fund	6	6	2	5
Real Estate Securities Fund	6	6	2	5
Short Tax Free Fund	5	5	3	4
Short Term Bond Fund	5	5	3	4
Small Cap Growth Opportunities Fund	6	6	2	5
Small Cap Index Fund	6	6	2	5
Small Cap Select Fund	6	6	2	5
Small Cap Value Fund	6	6	2	5
Tactical Market Opportunities Fund	6	6	2	5
Tax Free Fund	5	5	3	4
Total Return Bond Fund	5	5	3	4

Exhibit H-1

EXHIBIT I

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of October 25, 2010, to the best knowledge of the Company, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of any of the Funds indicated:

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

California Tax Free Fund	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	A	112,204.104	6.65%
	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	A	91,964.237	5.45%
	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	C	91,575.008	17.52%
	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	C	45,454.545	8.69%
	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	C	32,140.898	6.15%
	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	C	30,358.786	5.81%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	7,455,353.806	96.45%
Colorado Tax Free Fund	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	C	49,412.433	17.07%
	UBS Financial Services Inc. FBO M B E Limited Partnership C/O Don Ditmars A Partnership PO Box 126 Castle Rock CO 80104-0126	C	26,021.712	8.99%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	4,293,792.93	83.83%
	NFS LLC FEBO Alliance Bank NA Alliance Bank Trust Department 160 Main St Oneida NY 13421-1629	Y	322,763.136	6.30%

Exhibit I-1

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

Core Bond Fund	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	A	594,973.042	7.12%
	MG Trust Company Trustee Michigan Educational Personnel Serv 700 17th Street Suite 300 Denver CO 80202-3531	R	14,396.229	35.11%
	Frontier Trust Co FBO Sherry Meyerhoff Hanson & Crance LL PO Box 10758 Fargo ND 58106-0758	R	11,104.504	27.08%
	MG Trust Shumate Tri-City LLC 401k 700 17th St Ste 300 Denver CO 80202-3531	R	5,402.395	13.18%
	MG Trust Company Cust. FBO Technology Sales Associates, Inc. 700 17th Street Suite 300 Denver CO 80202-3531	R	3,249.587	7.93%
	MG Trust Company Cust. FBO M. London, Inc. 700 17th Street Suite 300 Denver CO 80202-3531	R	2,921.444	7.12%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	99,955,897.547	95.00%
Equity Income Fund	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	C	74,069.239	8.68%
	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	C	58,120.573	6.81%
	Counsel Trust DBA MATC FBO OB Partners LLC 401k PSP & Trust 1251 Waterfront Place Suite 525 Pittsburgh PA 15222-4228	R	23,633.178	24.53%
	MG Trust Co Cust FBO Deeny Construction Co Inc 401k 700 17th Street Suite 300 Denver CO 80202-3531	R	22,191.392	23.04%

Exhibit I-2

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

	MG Trust Co Cust FBO Canlis Inc 401k 700 17th Street Suite 300 Denver CO 80202-3531	R	11,100.760	11.52%
	Alice Salazar FBO Pal Investment Group Inc DBA Acclaimed Home Care Inc 401k Plan 805 S Wheatley St Ste 600 Ridgeland MS 39157-5005	R	8,602.597	8.93%
	OFI Trust Co FBO Domingo Vara Chevrolet 401k 8011 I-H 35 S San Antonia TX 78224	R	8,382.931	8.70%
	MG Trust Co Cust FBO Emerald Paving Inc 401k 700 17th Street Suite 300 Denver CO 80202-3531	R	6,271.783	6.51%
	MG Trust Co Cust FBO Mastercraft Iron Inc Profit Shari 700 17th Street Suite 300 Denver CO 80202-3531	R	4,976.070	5.17%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	48,639,799.015	89.35%
	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	Y	2,837,497.258	5.21%
Equity Index Fund	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	A	593,931.447	10.65%
	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	C	36,576.863	9.00%
	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	C	27,451.108	6.76%
	NFS LLC FEBO First Merchants Trust Co NA PO Box 1467 Muncie IN 47308-1467	R	181,235.430	29.93%
	Frontier Trust CO FBO Martin Fox M D 401k PS PO Box 10758 Fargo ND 58106-0758	R	62,480.231	10.32%

Exhibit I-3

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

	Frontier Trust Co FBO Various Retirement Plans PO Box 10758 Fargo ND 58106-0758	R	38,380.197	6.34%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	22,255,768.714	63.66%
	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	Y	8,917,297.168	25.51%
Global Infrastructure Fund	Charles Schwab & Co Inc Special Custody Account For Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	A	461,122.300	7.57%
	Merrill Lynch Pierce Fenner & Smith Safekeeping Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	C	107,598.137	12.84%
	FAF Advisors Attn Lisa Isaacson BC-MN-H05M 800 Nicollet Mall Fl 5 Minneapolis MN 55402-7000	R	790.040	100.00%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	3,856,570.216	41.92%
	Prudential Investment Management Service FBO Mutual Fund Clients Attn Pruchoice Unit Mail Stop NJ-11-05-20 100 Mulberry St Newark NJ 07102-4056	Y	1,399,036.224	15.21%
High Income Bond Fund	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	B	26,561.110	13.58%
	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	B	13,106.850	6.70%
	U S Bancorp Investments Inc 60 Livingston Ave Saint Paul MN 55107-2292	R	22,074.166	49.49%

Exhibit I-4

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

	MG Trust Co Cust FBO Waterstone Brands Inc 401k 700 17th St Ste 300 Denver CO 80202-3531	R	10,008.887	22.44%
	MG Trust Company Trustee Michigan Educational Personnel Serv 700 17th Street Suite 300 Denver CO 80202-3531	R	5,685.747	12.75%
	MG Trust Company Cust. FBO Johnson-Quaid Ventures, LLC 700 17th Street Suite 300 Denver CO 80202-3531	R	4,400.570	9.87%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	45,924,273.293	97.77%
Inflation Protected Securities Fund	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	C	34,655.658	5.12%
	PIMS/Prudential Retirement As Nominee for the TTEE/CUST Pl 007 PBC Management, Inc. 2360 Fifth St Mandeville LA 70471-1861	R	134,287.604	99.57%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	15,993,106.973	95.02%
Intermediate Government Bond Fund	First Clearing LLC Enrique G Fajardo 18 Village Pl Secaucus NJ 07094-4032	C	13,351.277	6.13%
	Virginia Gallagher FBO Aberdeen Fabrics Inc 401k PSP & Trust 11568 US Highway 15 501 Aberdeen NC 28315-5834	R	31,015.930	53.05%
	Roberta Borlik FBO Thiesing Veneer Co Inc 401k PSP & Trust 300 S Park Dr Mooresville IN 46158-1754	R	6,621.898	11.33%
	Counsel Trust DBA MATC FBO Yost Conservation LLC 401k PSP & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	R	4,774.714	8.17%

Exhibit I-5

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

	Counsel Trust DBA Mid Atlantic Trust Company FBO Laufer Group International LTD 401 k Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 510 Pittsburgh PA 15222-4228	R	4,699.274	8.04%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	11,112,536.302	64.07%
	US Bank Cust US Bancorp Cap U/A 01-01-1984 60 Livingston Ave Saint Paul MN 55107-2575	Y	4,622,869.589	26.65%
Intermediate Tax Free Fund	Merrill Lynch Pierce Fenner & Smith Safekeeping Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	C	57,526.191	16.84%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	66,951,767.671	98.16%
Intermediate Term Bond Fund	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	A	166,146.653	6.68%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	68,301,456.446	93.07%
International Fund	MG Trust Company Cust. FBO Bissing Electric, Inc. 700 17th Street Suite 300 Denver CO 80202-3531	C	18,111.372	7.66%
	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	C	13,999.292	5.92%
	Ronnie D Bubar FBO Subaru of Grand Junction 401k 2496 Highway 6 and 50 Grand Jct CO 81505-1108	R	545.839	98.78%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	54,548,248.688	98.26%

Exhibit I-6

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

International Select Fund	State Street Bank 401k Plan FBO ADP Access 401(k) Product 1 Lincoln St Boston MA 02111-2901	A	88,602.408	15.16%
	MSSB FBO Linda A Ting TTEE The Linda A Ting Rev Tr U/A Dtd 12/02/1999 891 Fairmount Ave Saint Paul MN 55105-3118	C	15,833.015	18.41%
	MSSB FBO Sik-Toh Ting TTEE Sik-Toh Ting Rev Tr U/A Dtd 12/02/1999 891 Fairmount Ave Saint Paul MN 55105-3118	C	8,795.803	10.23%
	Ameritrade Inc FBO PO Box 2226 Omaha NE 68103-2226	C	7,799.484	9.07%
	Stifel Nicolaus & Co Inc Philip Harrison 501 North Broadway St Louis MO 63102-2131	C	7,023.292	8.17%
	Merrill Lynch Pierce Fenner & Smith Safekeeping Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	C	6,433.066	7.48%
	FAF Advisors Attn Lisa Isaacson BC-MN-H05M 800 Nicollet Mall Fl 5 Minneapolis MN 55402-7000	R	458.953	64.91%
	MG Trust Co TTEE Hartford Dental Group SC 401k 700 17Th St Ste 300 Denver CO 80202-3531	R	248.031	35.08%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	87,545,105.938	98.56%
Large Cap Growth Opportunities Fund	MG Trust Company Cust. FBO Delta Medix, P.C. 401k 700 17th Street Suite 300 Denver CO 80202-3531	R	17,711.503	72.87%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	14,633,872.681	83.70%

Exhibit I-7

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

	US Bank Cust US Bancorp Cap U/A 01-01-1984 60 Livingston Ave Saint Paul MN 55107-2575	Y	2,040,202.980	11.67%
Large Cap Select Fund	Pershing LLC P O Box 2052 Jersey City NJ 07303-2052	C	6,469.529	41.31%
	Delbert B Hopkins & Sharon Hopkins Jt Caring Trust Delbert B Hopkins & Sharon Hopkins Tr U/A 07/11/2006 11311 N Cowboy Trl Prescott AZ 86305-5583	C	2,637.136	16.84%
	Pershing LLC P O Box 2052 Jersey City NJ 07303-2052	C	1,569.574	10.02%
	Merrill Lynch Pierce Fenner & Smith Safekeeping Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	C	891.009	5.69%
	Pershing LLC P O Box 2052 Jersey City NJ 07303-2052	C	848.407	5.42%
	A Evan Windhulz FBO Critter Control 401k Plan 805 S Wheatley St Ste 600 Ridgeland MS 39157-5005	R	5,350.267	53.11%
	MG Trust Co Cust FBO Schlesinger & Associates 401k 700 17th St Ste 300 Denver CO 80202-3531	R	2,564.848	25.46%
	MG Trust Co Cust FBO Steven Gilman 401k 700 17th St Ste 300 Denver CO 80202-3531	R	851.426	8.45%
	Ronnie D Bubar FBO Subaru of Grand Junction 401k 2496 Highway 6 and 50 Grand Jct CO 81505-1108	R	743.317	7.38%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	11,011,552.576	98.11%
Large Cap Value Fund	State Street Bank 401k Plan FBO ADP Access 401(k) Product 1 Lincoln St Boston MA 02111-2901	R	32,148.955	57.74%

Exhibit I-8

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

	MG Trust Co Cust FBO Omaha Neon Sign Inc 700 17th St Ste 300 Denver CO 80202-3531	R	10,076.008	18.10%
	Frontier Trust Co FBO Precision Solutions Group Inc 401 PO Box 10758 Fargo ND 58106-0758	R	2,905.772	5.22%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	10,596,728.362	53.09%
	US Bank Cust US Bancorp Cap U/A 01-01-1984 60 Livingston Ave Saint Paul MN 55107-2575	Y	8,330,858.089	41.74%
Mid Cap Growth Opportunities Fund	NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 4 Manhattanville Rd Purchase NY 10577-2139	A	1,734,441.635	24.20%
	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	C	22,698.643	5.73%
	NFS LLC FEBO First Merchants Trust Co NA PO Box 1467 Muncie IN 47308-1467	R	122,294.878	13.25%
	Nabank & Co PO Box 2180 Tulsa OK 74101-2180	R	103,952.828	11.26%
	Attn NPIO Trade Desk DCGT Trustee & or Custodian FBO Principal Financial Group Quali Fied FIA Omnibus 711 High St Des Moines IA 50392-0001	R	71,712.092	7.77%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	14,555,480.390	58.68%
	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	Y	3,365,178.658	13.57%

Exhibit I-9

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

	US Bank Cust US Bancorp Cap U/A 01-01-1984 60 Livingston Ave Saint Paul MN 55107-2575	Y	3,004,427.597	12.11%
Mid Cap Index Fund	C/O Fascore LLC Reliance Trust Co FBO Retirement Plans Serviced by Metlif 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	A	622,531.815	20.41%
	MSSB FBO Stephen F Page 3200 Ocean Dr Manhattan Bch CA 90266-3840	C	14,798.169	5.57%
	NFS LLC FEBO First Merchants Trust Co NA PO Box 1467 Muncie IN 47308-1467	R	347,454.230	15.68%
	State Street Bank 401k Plan FBO ADP Access 401(k) Product 1 Lincoln St Boston MA 02111-2901	R	257,627.657	11.62%
	Hartford Life Insurance Company Separate Account Attn UIT Operations PO Box 2999 Hartford CT 06104-2999	R	187,974.150	8.48%
	AUL American Unit Trust PO Box 1995 Indianapolis IN 46206-9102	R	118,064.015	5.33%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	13,861,394.015	82.31%
	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	Y	1,440,833.403	8.56%
Mid Cap Select Fund	US Bank NA Cust Tom S Reed Sep IRA 19486 Elena Ln Jamul CA 91935-6835	C	15,563.601	5.68%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	2,093,304.613	88.00%
	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	Y	222,746.512	9.36%

Exhibit I-10

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

Mid Cap Value Fund	PIMS/Prudential Retirement As Nominee for the TTEE/Cust The Spectrum Brands 401(k) 2520 Northwinds Parkway Suite 550 Alpharetta GA 30009-2236	A	183,830.282	5.30%
	Charles Schwab & Co Inc Special Custody Account For Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	A	177,085.575	5.11%
	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	C	27,589.005	5.07%
	C/O Mutual Funds Wilmington Trust Co TTEE FBO St Paul Elec Constrution Wkrs 401k PO Box 8880 Wilmington DE 19899-8880	R	96,116.289	10.25%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	15,259,414.232	72.26%
	US Bank Tr US Bancorp Cap U/A 01-01-1984 60 Livingston Ave Saint Paul MN 55107-2575	Y	3,902,438.426	18.48%
Minnesota Intermediate Tax Free Fund	U S Bancorp Investments Inc 60 Livingston Ave Saint Paul MN 55107-2292	A	213,210.329	5.58%
	U S Bancorp Investments Inc 60 Livingston Ave Saint Paul MN 55107-2292	C	31,007.752	5.33%
	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	C	30,560.674	5.26%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	18,113,151.715	91.64%
Minnesota Tax Free Fund	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	C	161,792.200	6.33%

Exhibit I-11

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	4,326,494.861	89.26%
Missouri Tax Free Fund	U S Bancorp Investments Inc 60 Livingston Ave Saint Paul MN 55107-2292	A	110,122.585	5.09%
	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	C	24,082.544	14.83%
	Pershing LLC P O Box 2052 Jersey City NJ 07303-2052	C	17,883.239	11.01%
	First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	C	13,036.826	8.03%
	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	C	12,148.898	7.48%
	U S Bancorp Investments Inc 60 Livingston Ave Saint Paul MN 55107-2292	C	9,536.642	5.87%
	U S Bancorp Investments Inc 60 Livingston Ave Saint Paul MN 55107-2292	C	9,381.223	5.78%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	11,269,785.370	95.23%
Nebraska Tax Free Fund	RBC Capital Markets Corp FBO J John Grainger 2929 Van Dorn St Lincoln NE 68502-4261	A	93,221.109	14.52%
	First Clearing LLC & S A Mohanna Trust UAD 5/23/05 Ten Com 702 Fort Crook Rd S Ste 343 Bellevue NE 68005-7905	C	27,241.270	6.23%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	2,914,958.849	94.72%
Ohio Tax Free Fund	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	A	22,850.696	11.82%
	NFS LLC FEBO John Sidell 8033 W Bancroft St Toledo OH 43617-1651	A	15,852.116	8.20%

Exhibit I-12

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

	U S Bancorp Investments Inc 60 Livingston Ave Saint Paul MN 55107-2292	A	13,289.127	6.87%
	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	A	12,034.173	6.22%
	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	A	11,913.061	6.16%
	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	A	10,152.333	5.25%
	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	C	24,582.104	16.41%
	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	C	9,914.745	6.62%
	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	C	9,606.446	6.41%
	Robert W Baird & Co Inc 777 East Wisconsin Avenue Milwaukee WI 53202-5300	C	8,224.295	5.49%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	5,525,118.374	92.46%
Oregon Intermediate Tax Free Fund	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	A	284,299.320	8.00%
	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	A	211,400.613	5.95%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	12,449,077.741	95.94%
Quantitative Large Cap Core Fund	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	A	3,619.732	29.30%
	US Bank NA Cust Mark R Pilon IRA Rollover 1243 Edmund Ave Saint Paul MN 55104-2525	A	2,412.059	19.53%
	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	A	1,877.776	15.20%

Exhibit I-13

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

	U S Bancorp Investments Inc 60 Livingston Ave Saint Paul MN 55107-2292	A	980.410	7.94%
	U S Bancorp Investments Inc 60 Livingston Ave Saint Paul MN 55107-2292	A	778.536	6.30%
	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	A	740.204	5.99%
	Raymond James & Assoc Inc Csdn FBO Joseph P Ianni Sep IRA 1526 Wolf St Philadelphia PA 19145-4441	C	473.934	69.97%
	FAF Advisors Attn Lisa Isaacson BC-MN-H05M 800 Nicollet Mall Fl 5 Minneapolis MN 55402-7000	C	203.363	30.03%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	9,698,736.261	97.23%
Real Estate Securities Fund	Charles Schwab & Co Inc Special Custody Account For Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	A	10,925,179.163	28.27%
	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	C	751,266.186	25.18%
	NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 4 Manhattanville Rd Purchase NY 10577-2139	R	439,627.280	16.42%
	State Street Bank 401k Plan FBO ADP Access 401(k) Product 1 Lincoln St Boston MA 02111-2901	R	248,901.210	9.30%
	AUL Group Retirement Account PO Box 1995 Indianapolis IN 46206-9102	R	245,234.599	9.16%
	DCGT as TTEE and/or Cust FBO Principal Financial Group Quali Fied Prin Advtg Omnibus Attn NPIO Trade Desk 711 High St Des Moines IA 50392-0001	R	165,800.180	6.19%

Exhibit I-14

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	20,441,068.114	22.46%
	Prudential Investment Management Service FBO Mutual Fund Clients Attn Pruchoice Unit Mail Stop NJ-11-05-20 100 Mulberry St Newark NJ 07102-4056	Y	7,348,939.877	8.07%
	Vantagetrust Nav 777 North Capitol St NE Washington DC 20002-4239	Y	6,152,315.380	6.76%
	Charles Schwab & Co Inc Special Custody Account For Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Y	5,590,936.196	6.14%
Short Tax Free Fund	RBC Capital Markets Corp FBO Phillips Recycling Systems Inc PO Box 7006 Saint Cloud MN 56302-7006	A	254,841.998	27.28%
	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	A	65,581.120	7.02%
	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	A	49,836.137	5.33%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	29,138,384.492	94.08%
Short Term Bond Fund	Merrill Lynch Pierce Fenner & Smith Safekeeping Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	C	23,174.304	5.99%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	66,223,183.257	94.44%
Small Cap Growth Opportunities Fund	Prudential Investment Management Service FBO Mutual Fund Clients Attn Pruchoice Unit Mail Stop NJ-11-05-20 100 Mulberry St Newark NJ 07102-4056	A	122,859.366	6.46%

Exhibit I-15

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

	Charles Schwab & Co Inc For the Exclusive Benefit of Its Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	A	101,725.171	5.35%
	Raymond James & Assoc Inc CSDN Terence R Maddy IRA 28496 243rd Ave Shevlin MN 56676-4264	C	4,864.212	5.35%
	TD Ameritrade Trust Co PO Box 919094 San Diego CA 92191-9094	R	30,885.183	26.49%
	Counsel Trust DBA Mid Atlantic Trust Co FBO First NBC Bank Ret Plan Savings 336 4th Ave Pittsburgh PA 15222-2011	R	9,295.003	7.97%
	Frontier Trust Co FBO Ability Services Network Inc 401 PO Box 10758 Fargo ND 58106-0758	R	9,000.544	7.72%
	Counsel trust DBA MATC FBO Cooper Enterprises Inc 401k PSP 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	R	6,667.605	5.72%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	5,184,462.555	75.55%
	US Bank Cust US Bancorp Cap U/A 01-01-1984 60 Livingston Ave Saint Paul MN 55107-2575	Y	1,172,581.003	17.09%
Small Cap Index Fund	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	A	192,664.734	14.92%
	DWS Trust Co TTEE WUXI Apptec Inc 401k Plan PO Box 1757 Salem NH 03079-1143	A	71,876.424	5.57%
	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	C	12,467.548	7.22%

Exhibit I-16

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	C	11,201.632	6.48%
	US Bank NA Cust David L Henderson IRA 4504 Village Crest Dr Flower Mound TX 75022-1029	C	9,584.724	5.55%
	AUL American Unit Trust PO Box 1995 Indianapolis IN 46206-9102	R	101,220.555	20.31%
	Frontier Trust Co FBO Long Stanton Manufacturing Co PSP PO Box 10758 Fargo ND 58106-0758	R	34,013.341	6.82%
	DWS Trust Co 401k Plan FBO Ace Mart Restaurant Supply Co Attn Share Recon Dept# 064225 PO Box 1757 Salem NH 03079-1143	R	26,323.253	5.28%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	3,428,075.045	72.04%
	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	Y	841,776.226	17.69%
Small Cap Select Fund	Charles Schwab & Co Inc Special Custody Acct For Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	A	15,658,298.636	54.55%
	Great West Life & Annuity GWLA-FFII-First Amer Sm Cap Sel A 8515 East Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	A	2,118,304.972	7.38%
	NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 4 Manhattanville Rd Purchase NY 10577-2139	R	304,234.633	19.31%
	Attn NPIO Trade Desk DCGT Trustee & or Custodian FBO Principal Financial Group Quali Fied FIA Omnibus 711 High St Des Moines IA 50392-0001	R	136,516.605	8.66%

Exhibit I-17

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

	Massachusetts Mutual Life Insurance Co 1295 State St MIP C255 Springfield MA 01111-0001	R	85,215.878	5.41%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	14,345,512.255	45.46%
	US Bank Cust US Bancorp Cap U/A 01-01-1984 60 Livingston Ave Saint Paul MN 5510-2575	Y	4,241,197.465	13.44%
	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	Y	4,126,187.447	13.08%
	Standard Insurance Company 1100 SW 6Th Ave Portland OR 97204-1020	Y	1,780,656.845	5.64%
Small Cap Value Fund	MG Trust Company Trustee The Sholl Group II, Inc. 700 17th Street Suite 300 Denver CO 80202-3531	C	13,420.202	6.61%
	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	C	13,260.338	6.53%
	NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 4 Manhattanville Rd Purchase NY 10577-2139	R	46,844.927	22.33%
	Frontier Trust Co FBO Various Retirement Plans PO Box 10758 Fargo ND 58106-0758	R	20,950.369	9.99%
	AUL Group Retirement Account PO Box 1995 Indianapolis IN 46206-9102	R	17,098.714	8.15%
	Counsel Trust DBA MATC FBO Westminster International Comp 401 k Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	R	13,636.279	6.50%
	Frontier Trust Co FBO Integrated Design Inc 401k Plan PO Box 10758 Fargo ND 58106-0758	R	13,188.878	6.29%

Exhibit I-18

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

	US Bank Cust US Bancorp Cap U/A 01-01-1984 60 Livingston Ave Saint Paul MN 55107-2575	Y	7,254,733.386	42.14%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	7,068,109.988	41.05%
	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	Y	1,897,125.319	11.02%
Tactical Market Opportunities Fund	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	2,271,092.051	88.33%
	Firstar Capital Corp Attn Keith Arnold US Bancorp Ctr BC-MN-H18T 800 Nicollet Mall Minneapolis MN 55402-7000	Y	300,000.000	11.67%
Tax Free Fund	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	C	123,640.888	20.60%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	40,612,747.70	93.25%
Total Return Bond Fund	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	B	10,900.157	7.73%
	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	B	9,668.927	6.85%
	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	C	40,369.364	5.43%
	Reliance Trust Co FBO Martin Cadillac PO Box 48529 Atlanta GA 30362-1529	R	31,235.058	32.35%
	MG Trust Co Cust FBO Omaha Neon Sign Inc 700 17th St Ste 300 Denver CO 80202-3531	R	20,942.818	21.69%

Exhibit I-19

			Number of	Percentage
Fund	Stockholder	Class	Shares Owned	of Class

	New York Life Trust Company Attn Trust Admin 2nd Fl 169 Lackawanna Ave Parsippany NJ 07054-1007	R	12,771.728	13.23%
	Orchard Trust Co LLC Cust Opp Funds Recordk Pro Ret Pl 8515 E Orchard Rd 2T2 Greenwood Village CO 80111	R	11,182.343	11.58%
	Paul J O’Brien FBO Cardiology Specialists of 401k PSP & Trust 4660 Kenmore Ave Ste 800 Alexandria VA 22304-1300	R	5,054.607	5.23%
	U.S. Bank, Trustee FBO Various Trust Clients[1] PO Box 1787 Milwaukee WI 53201-1787	Y	62,704,859.863	97.62%

[1]	U.S. Bank National Association, the parent of FAF, serves as fiduciary for various trusts and other client accounts. As fiduciary, U.S. Bank has voting authority with respect to certain of the Funds’ outstanding shares beneficially owned by these accounts and, with respect to all such shares, intends to vote according to the recommendation of an independent party.

Exhibit I-20

EXHIBIT J

FIRST AMERICAN FUNDS
AUDIT COMMITTEE CHARTER
[As amended May 11, 2004]

1. The First American Funds Complex Audit Committee (Audit Committee) shall be composed entirely of independent directors1 who are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940. The Audit Committee shall be comprised of at least three members with one member appointed as chairperson. All committee members shall be financially literate2, at least one member shall have accounting or related financial management expertise3, and at least one member shall be an “audit committee financial expert” as determined by the Board of Directors of the Funds pursuant to SEC Form N-CSR, Items 3(b) and (c).

2. The purposes of the Audit Committee are:

(a) to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

(b) to oversee the quality of the Funds’ financial statements and the independent audit thereof;

(c) to assist Board oversight of the Funds’ compliance with legal and regulatory requirements; and

(d) to act as a liaison between the Funds’ independent auditors and the full Board of Directors.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds’ financial statements, and the independent auditor’s responsibility is to plan and carry out a proper audit of the financial statements.

The outside auditor for the Funds is ultimately accountable to the Board of Directors and Audit Committee as representatives of shareholders. The Audit Committee and Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) to review with management and the independent auditors the audited annual financial statements of the Funds, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements;

1 A director shall be deemed “independent” for this purpose only if he or she is independent within the meaning of Rule 10A-3(b)(1)(iii) under the Securities Exchange Act of 1934. The full Board of Directors has reviewed information provided by each Audit Committee member and has found that each such member is “independent” within the meaning of this rule.
2 For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets the term “financially literate” in a manner consistent with the counterpart American Stock Exchange Rule, as meaning that an Audit Committee member is able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.
3 For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets this qualification in a manner consistent with the counterpart American Stock Exchange Rule, as meaning that an Audit Committee member has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

Exhibit J-1

(b) to meet with the Funds’ independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters or concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Funds’ financial policies, procedures, and internal accounting controls and management’s responses thereto; (iv) to review the form of opinion the independent auditors propose to render to the Board and shareholders with respect to the Funds’ financial statements; and (v) to review the results of internal audits of areas that impact the Funds;

(c) to prepare and deliver the audit committee reports required to be included in the closed-end funds’ proxy statements;

(d) to receive and consider any communications which the Funds’ principal executive officer and principal financial officer are required to make to the Audit Committee in connection with their certifications of the Funds’ filings on SEC Form N-CSR;

(e) to receive and consider the communications which the Funds’ independent auditors are required to make to the Audit Committee pursuant to SEC Reg. S-X, Rule 2-07(a) (a copy of which is attached hereto as Exhibit A);

(f) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

(g) to ensure that the auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditor and the Funds, consistent with Independence Standards Board Statement No. 1, to engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, to evaluate the independence of the auditor, and to recommend that the Board of Directors take appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence;

(h) at least annually, to obtain and review a report by the auditor describing the firm’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carries out by the firm, and any steps taken to deal with any such issues;

(i) to consider pre-approving any accounting firm’s engagement to render audit or non-audit services to the Funds or, under the circumstances contemplated by SEC Reg. S-X, Rule 2-01(c)(7)(ii) (a copy of which is attached hereto as Exhibit B), to the Funds’ investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Funds and the accounting firm’s services have a direct impact on the Funds’ operations or financial reporting; provided, that the Audit Committee may establish written pre-approval policies and procedures which conform to the requirements of SEC Reg. S-X, Rule 2-01(c)(7)(i)(B) (a copy of which is attached hereto as Exhibit C);

(j) to review the fees charged to the Funds by the auditors for audit and non-audit services;

(k) to investigate improprieties or suspected improprieties in Fund operations;

(l) to review procedures to safeguard portfolio securities;

(m) to review the Funds’ back-up procedures and disaster recovery plans (except those pertaining to primary pricing services system);

(n) to discuss policies with respect to risk assessment and risk management;

(o) to meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors;

(p) to set clear hiring policies for employees or former employees of the auditors; and

Exhibit J-2

(q) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet at least quarterly and is empowered to hold special meetings, as circumstances require.

5. The Committee shall regularly meet with the Treasurer of the Funds.

6. The Committee shall establish procedures for (a) the receipt, retention, and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Funds and of their investment advisers, administrators, principal underwriters, and any other provider of accounting related services for the Funds, of concerns regarding questionable accounting or auditing matters.

7. The Committee also shall act as the Funds’ “qualified legal compliance committee,” as defined in 17 CFR Section 205.2(k). In this role, the Committee shall:

(a) adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of United States federal or state securities law, material breach of fiduciary duty to the Funds arising under United States federal or state law, or similar material violation of United States federal or state law which is required to be made with respect to the Funds by attorneys who are subject to the reporting rules set forth in 17 CFR Part 205;

(b) have the authority and responsibility:

(i) to inform the Funds’ chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a material violation received by the Committee (except in the circumstances described in 17 CFR Section 205.3(b)(4));

(ii) to determine whether an investigation is necessary regarding any report of evidence of a material violation received by the Committee and, if the Committee determines an investigation is necessary or appropriate, to (A) notify the Funds’ Board of Directors, (B) initiate an investigation, which may be conducted either by the Funds’ chief legal officer (or the equivalent thereof) or by outside attorneys, and (C) retain such additional expert personnel as the Committee deems necessary;

(iii) at the conclusion of the investigation, to (A) recommend to the full Board of Directors, by majority vote, that the Funds implement an appropriate response to evidence of a material violation, and (B) inform the Funds’ chief legal officer and chief executive officer and their Board of Directors of the results of any such investigation and the appropriate remedial measures to be adopted; and

(c) have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Funds fail in any material respect to implement an appropriate response that the Committee has recommended the Funds to take.

8. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the power to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel related to the Funds and the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

9. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors. The full Board of Directors shall approve this charter at least annually.

10. The Committee shall evaluate its own performance at least annually.

Exhibit J-3

EXHIBIT K

FIRST AMERICAN FUNDS
GOVERNANCE COMMITTEE CHARTER
(as of November 3, 2009)

I. Purpose

The purpose of the Governance Committee is to oversee the Board’s governance processes.

II. Composition

The Governance Committee shall be composed entirely of Directors who are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940. The Governance Committee will have at least three members and the Board Chair will serve as an “ex-officio” member of the Committee.

III. Responsibilities

The Committee will have the following responsibilities:

Board Composition

• Interview and recommend to the Board of Directors of the Funds nominees for election as directors (whether they are “interested” or “disinterested” within the meaning of the Investment Company Act of 1940) consistent with the needs of the Board and the Funds. The Committee will evaluate candidates’ qualifications for Board membership and, with respect to persons being considered to join the Board as “disinterested” directors, their independence from management and principal service providers. These persons must be independent in terms of both the letter and the spirit of the 1940 Act and the Rules, Regulations and Forms under the 1940 Act. With respect to “disinterested” director candidates, the Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers. In this regard, the Committee will not consider the following types of candidates to serve as “disinterested” directors: (1) a close family member4 of an employee, officer or interested director of a Fund or its affiliates, and (2) a former officer or director of a Fund’s affiliate.

• Review, annually, the independence of all Independent Directors and report its findings to the Board.

• Review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

• Report annually to the Board on which current and potential members of the Audit Committee qualify as Audit Committee Financial Experts.

• Recommend to the Board a successor to the Board Chair when a vacancy occurs in that position.

• Consult with the Board Chair regarding the Board Chair’s recommended Committee assignments.

Committee Structure

• Assist the Board Chair in his or her annual review of the Board’s Committee structure and membership.

Director Education

• Develop an annual education calendar that details the topics to be addressed in the Board’s quarterly education sessions. The educational calendar will be presented to the full Board at its first quarterly meeting.

• Encourage and monitor the attendance by each Independent Director at educational seminars, conferences or similar meetings.

4 “Close family member” includes any member of the immediate family and any aunt, uncle or cousin.

Exhibit K-1

• Develop and conduct orientation sessions for new Independent Directors before or shortly after the new Directors join the Board.

• Manage the Board’s education program in a cost-effective manner.

Governance Practices

• Review and make recommendations to the Board of Directors concerning Director compensation at least once every year.

• As appropriate or necessary, review, on a regular basis, and make recommendations to the Board of Directors concerning Director expenses, including those related to Board education, Director education, Director travel, legal counsel and consultant support.

• Monitor compliance with the Board’s requirement that each Director maintain investments in the Funds that are at least equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds.

• Review Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 72.

• Review Director compliance with the prohibition from serving on the board of directors of mutual funds that are not part of the First American Fund Complex.

• If requested, assist the Board Chair in overseeing the Board’s self-evaluation process undertaken each year by the Independent Directors.

• In collaboration with outside counsel and as required by law or deemed advisable by the Committee, develop policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

• Review new industry reports and “best practices” applicable to the FAF complex as they are published.

• In consultation with the Board Chair, review and, as appropriate, recommend changes in, Board governance policies, procedures and practices.

• Report the Committee’s activities on a regular basis to the Board of Directors and make such recommendations as the Committee and the Board Chair deem appropriate.

• Review at least annually and, as appropriate, recommend that the Board implement changes to this Charter.

IV. Retention of Experts

The Committee will have the resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of any one or more of the Funds, as appropriate.

Exhibit K-2

EXHIBIT L

ADMINISTRATIVE FEES

The following table sets forth total administrative fees, after waivers, paid by each Fund to FAF during each Fund’s most recent fiscal year.

Fund	Fees Paid ($)

California Tax Free Fund	220,343
Colorado Tax Free Fund	142,669
Core Bond Fund	2,952,494
Equity Income Fund	1,378,544
Equity Index Fund	2,033,961
Global Infrastructure Fund	89,679
High Income Bond Fund	727,938
Inflation Protected Securities Fund	341,896
Intermediate Government Bond Fund	298,949
Intermediate Tax Free Fund	1,631,259
Intermediate Term Bond Fund	1,714,118
International Fund	1,384,683
International Select Fund	761,556
Large Cap Growth Opportunities Fund	1,044,167
Large Cap Select Fund	350,923
Large Cap Value Fund	855,860
Mid Cap Growth Opportunities Fund	2,147,476
Mid Cap Index Fund	361,720
Mid Cap Select Fund	102,243
Mid Cap Value Fund	1,189,236
Minnesota Intermediate Tax Free Fund	476,475
Minnesota Tax Free Fund	362,783
Missouri Tax Free Fund	332,435
Nebraska Tax Free Fund	91,975
Ohio Tax Free Fund	122,354
Oregon Intermediate Tax Free Fund	333,216
Quantitative Large Cap Core Fund	217,949
Real Estate Securities Fund	1,496,079
Short Tax Free Fund	584,982
Short Term Bond Fund	1,223,974
Small Cap Growth Opportunities Fund	234,117
Small Cap Index Fund	105,678
Small Cap Select Fund	1,154,941
Small Cap Value Fund	366,224
Tactical Market Opportunities Fund	—
Tax Free Fund	1,026,078
Total Return Bond Fund	1,499,005

Exhibit L-1

S71570

First American Investment Funds, Inc. 800 Nicollet Mall Minneapolis, MN 55402 Fund Name Here THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel, or any one of them, as proxies of the undersigned, with full power of substitution, to cast all eligible votes held by the undersigned at a Special Meeting of Stockholders, to be held at the offices of FAF Advisors, Inc., 800 Nicollet Mall, 3rd Floor-Training Room A, Minneapolis, Minnesota 55402, on December 17, 2010, at 11:00 a.m., Central time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Special Meeting are revoked. Receipt of the Notice of Special Meeting of Stockholders and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH ON THE REVERSE SIDE. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. NOTE: Please sign exactly as your name appears on this proxy card. Joint owners should each sign. When signing as executor, administrator, attorney, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, this signature should be that of an authorized officer, please sign in full corporate name and indicate the signer’s title. Signature Date Additional Signatures (if held jointly) Date Please fold here — Do not tear or separate YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND STOCKHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. For your convenience we have setup several convenient methods to vote your proxy. Please vote by using one of the following methods detailed below: 1. Internet: Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. Control Number: 2. Phone: Simply dial toll-free XXX-XXX-XXXX. Please have this proxy card available at the time of the call. 3. Mail: Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided. 123456789123 If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in. For any questions regarding the proposals or how to cast your vote, call toll-free XXX-XXX-XXXX. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. “TAG ID” “CUSIP”

CONTROL NUMBER PROXY CARD Fund Name Here THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS. PROPOSALS: FOR AGAINST ABSTAIN 1. To approve an investment advisory agreement with Nuveen Asset Management and an investment sub-advisory agreement between Nuveen Asset Management and Nuveen Asset Management, LLC. 2. For the International Fund and International Select Fund only, to approve a sub-advisory agreement between Nuveen Asset Management and each Fund’s current sub-advisors. 3. To elect ten directors to the Board of Directors to serve upon the closing of the Transaction. NOMINEES: (01) Robert P. Bremner (02) Jack B. Evans (03) William C. Hunter (04) David J. Kundert (05) William J. Schneider (06) Judith M. Stockdale (07) Carole E. Stone (08) Virginia L. Stringer (09) Terence J. Toth (10) John P. Amboian FOR ALL NOMINEES WITHHOLD FROM ALL NOMINEES FOR ALL EXCEPT: INSTRUCTION: To withhold authority to vote for any individual nominee, check the box “For All Except” and write that nominee’s name on the line provided above. THANK YOU FOR YOUR CONSIDERATION AND VOTING. “TAG ID” “SCANNER BAR CODE” CUSIP